Exhibit 10.2

CONFIDENTIAL TREATMENT REQUESTED

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT THAT HAS BEEN
REQUESTED IS OMITTED AND NOTED WITH (****).

AN UNREDACTED VERSION OF THIS DOCUMENT WILL ALSO BE PROVIDED TO
THE SECURITIES AND EXCHANGE COMMISSION.

CREDIT CARD PROGRAM AGREEMENT

by and between

STERLING JEWELERS INC.

and

COMENITY BANK

i

7.2	Servicing	52
7.3	Service Level Standards	55
7.4	Credit Systems	55
7.5	Systems Interface; Technical Support	57

ARTICLE VIII MERCHANT SERVICES		58
8.1	Transmittal and Authorization of Charge Transaction Data	58
8.2	POS Terminals	58
8.3	In-Store Payments	58
8.4	Settlement Procedures	59
8.5	The Bank’s Right to Charge Back	59
8.6	Exercise of Chargeback	59
8.7	No Merchant Discount	59

ARTICLE IX PROGRAM ECONOMICS		60
9.1	Company Compensation	60
9.2	The Bank’s Responsibility for Program Operation	60

ARTICLE X INTELLECTUAL PROPERTY		60
10.1	Licensed Marks	60
10.2	Termination; Ownership; and Infringement	61
10.3	Intellectual Property	62

ARTICLE XI REPRESENTATIONS, WARRANTIES AND COVENANTS		63
11.1	General Representations and Warranties of the Company	63
11.2	General Representations and Warranties of the Bank	64
11.3	No other Representations or Warranties	66
11.4	General Covenants of the Company	66
11.5	General Covenants of the Bank.	67

ARTICLE XII ACCESS AND AUDIT		69
12.1	Access to Facilities, Books and Records	69
12.2	Audit Rights	69
12.3	Relevant Laws Compliance	70
12.4	Governmental Authority Supervision	70

ARTICLE XIII CONFIDENTIALITY		71
13.1	General Confidentiality	71
13.2	Use and Disclosure of Confidential Information	72
13.3	Unauthorized Use or Disclosure of Confidential Information	72
13.4	Return or Destruction of Confidential Information	73

ARTICLE XIV RETAIL PORTFOLIO ACQUISITIONS AND DISPOSITIONS		73
14.1	Retailer that Operates a Credit Card Business	73
14.2	Conversion of Purchased Accounts	74
14.3	No Other Company Obligations	74
14.4	Retail Portfolio Dispositions	74

ii

ARTICLE XV EVENTS OF DEFAULT; RIGHTS AND REMEDIES		75
15.1	Events of Default	75
15.2	Defaults by the Bank	75
15.3	Defaults by the Company	76
15.4	Remedies for Events of Default	76

ARTICLE XVI TERM/TERMINATION		77
16.1	Term	77
16.2	Termination by the Company Prior to the End of the Initial Term or a Renewal Term	77
16.3	Termination by the Bank Prior to the End of the Initial Term or a Renewal Term	77

ARTICLE XVII EFFECTS OF TERMINATION		78
17.1	General Effects	78
17.2	The Company’s Option to Purchase the Program Assets	78
17.3	Fair Market Value	80
17.4	Rights of the Bank if Purchase Option Not Exercised	80

ARTICLE XVIII INDEMNIFICATION		81
18.1	Company Indemnification of the Bank	81
18.2	Bank Indemnification of the Company	82
18.3	Procedures	83
18.4	Notice and Additional Rights and Limitations	84
18.5	LIMITATION OF LIABILITY	85

ARTICLE XIX MISCELLANEOUS		85
19.1	Precautionary Security Interest	85
19.2	Securitization.	85
19.3	Assignment	85
19.4	Sale or Transfer of Accounts	85
19.5	Subcontracting	86
19.6	Amendment	86
19.7	Non-Waiver	86
19.8	Severability	86
19.9	Venue	86
19.10	Governing Law	86
19.11	Specific Performance	87
19.12	Notices	87
19.13	Further Assurances	88
19.14	No Joint Venture	88
19.15	Press Releases	88
19.16	(****)
19.17	Third Parties	88
19.18	Force Majeure	88
19.19	Entire Agreement	89
19.20	Binding Effect	89
19.21	Counterparts/Facsimiles	89
19.22	Survival	89

iii

CREDIT CARD PROGRAM AGREEMENT

This Credit Card Program Agreement is made as of the 25th day of May, 2017, by and between Sterling Jewelers Inc., a Delaware corporation (the “Company”) and Comenity Bank, a Delaware state-chartered bank (the “Bank”), each referred to herein as a “Party”, and collectively, the “Parties”.

W I T N E S S E T H:

WHEREAS, the Bank has established programs to extend credit via private label Credit Cards to customers for the purchase of goods and services;

WHEREAS, concurrently with the execution of this Agreement, the Company and the Bank are entering into a purchase and sale agreement (the “Purchase Agreement”) pursuant to which the Bank shall (a) purchase from the Company certain Credit Card accounts, associated receivables and other assets related to the Company consumer Credit Card program and (b) assume from the Company certain liabilities related to the Company consumer Credit Card program, as designated in the Purchase Agreement;

WHEREAS, the Company has requested that the Bank establish a program pursuant to which, following the Effective Date of this Agreement, the Bank shall issue Company Credit Cards (as hereinafter defined) to be serviced, marketed and promoted in accordance with the terms hereof (the program established in accordance with this Agreement, the “Program”); and

WHEREAS, the Parties hereto agree that the goodwill associated with the Company Licensed Marks (as hereinafter defined) contemplated for use hereunder are of substantial value that is dependent upon the maintenance of high quality services and appropriate use of the Company Licensed Marks pursuant to this Agreement.

NOW, THEREFORE, in consideration of the terms, conditions and mutual covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

ARTICLE I

DEFINITIONS

1.1           Generally.  The following terms shall have the following meanings when used in this Agreement:

“Advertising Guide” has the meaning set forth in Section 4.5(d) hereof.

“Account” means an open-ended credit account linked to a Company Credit Card and usable solely for the purpose of financing the purchase of Goods and Services (and all fees and charges relating thereto) through any Company Channel and for financing any other charges that may be made using such Company Credit Card pursuant to the terms of the relevant Credit Card Agreement.

“Account Documentation” means any and all documentation relating to the Accounts, to the extent reflected in individual Account files, including Credit Card Documentation, electronic payment authorization agreements, checks or other forms of payment with respect to the Accounts, notices to Cardholders, electronic payment authorization agreements, adverse action notices, change of terms notices, other notices, correspondence, memoranda, documents, stubs, instruments, certificates, agreements, magnetic tapes, disks, hard copy formats or other computer-readable data transmissions, microfilm, electronic or other copy of any of the foregoing, and any other written, electronic or other records or materials of whatever form or nature, arising from or relating or pertaining to any of the foregoing to the extent related to the Program; provided that Account Documentation shall not include (i) Solicitation Materials, (ii) the Company’s or any of its Affiliates’ register tapes, invoices, sales or shipping slips, delivery or (iii) other receipts or other indicia of the sale of Goods and Services, any reports, analyses or other documentation prepared by the Company or its Affiliates for use in the retail business operated by the Company and its Affiliates, regardless of whether derived in whole or in part from the Account Documentation.

“Acquired Portfolio Issuer” has the meaning set forth in Section 14.1(b) hereof.

“Acquired Portfolio Program Agreement” has the meaning set forth in Section 14.1(b)(i) hereof.

“Affected Party” has the meaning set forth in Section 6.1(d) hereof.

“Affiliate” means, with respect to any Person, each Person that controls, is controlled by, or is under common control with, such Person; provided, however, that, for purposes of this Agreement, no member of the Zale Group shall be considered an Affiliate of the Company.  For purposes of this definition, “control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” means this Credit Card Program Agreement, together with all of its schedules and exhibits, as amended, supplemented or otherwise modified from time to time.

“Applicable Law” means, with respect to any Party, any United States federal, state or local law (including common law), statute, rule or regulation, or any written interpretation of a Governmental Authority thereunder applicable to or binding upon such Party, or any Applicable Order with respect to such Party, or any guidance, directive or instruction, directed to or binding on such Party or generally binding on participants in the Party’s industry from a Governmental Authority (whether or not published), as any of the foregoing may be amended and in effect from time to time during the Term, including, to the extent applicable to such Party, (i) the Truth in Lending Act and Regulation Z; (ii) the Equal Credit Opportunity Act and Regulation B; (iii) the Fair Debt Collection Practices Act; (iv) the Fair Credit Reporting Act; (v) the Gramm-Leach-Bliley Act; (vi) the USA PATRIOT Act; and (vii) Section 1031 of the Consumer Financial Protection Act of 2010 and other statutes, rules and regulations prohibiting unfair, deceptive or abusive acts or practices; provided, however, that in the case of any non-published guidance, directive or interpretation or other non-published item asserted by the Bank to constitute Applicable Law, the Bank shall have delivered to the Company a written or other item in reasonable detail, including the Bank’s basis for concluding such guidance, directive or interpretation or other item is binding upon the Bank (or, if the Bank is not permitted to disclose such a detailed description, a written confirmation from an officer of the Bank that such guidance, directive or interpretation is binding on the Bank and such disclosure is prohibited by Applicable Law).

“Applicable Order” means, with respect to any Person, a judgment, injunction, writ, decree or order of any Governmental Authority, in each case legally binding on that Person.

“Applicant” means a Person that has submitted an Application under the Program.

“Application” means the credit application that must be completed and submitted in order to establish an Account (including any such application submitted at the POS, by phone or via the Internet or a mobile phone or tablet).

“Approved Ancillary Products” means any Credit Card enhancement products (other than the Company Credit Cards) specified in Section 5.5(b) or approved by the Strategic Operating Committee for offering to Cardholders under the Program from time to time.

“Bank” has the meaning set forth in the preamble hereof.

“Bank Designee” has the meaning set forth in Section 3.2(b) hereof.

“Bank Event of Default” means the occurrence of any one of the events listed in Section 15.2 hereof or of any other Bank Event of Default specified in any other provision of this Agreement or an Event of Default where the Bank is the defaulting Party.

“Bank Licensed Marks” means those Trademarks of the Bank that are listed on Schedule 1.1(a), as such schedule may be amended from time to time by the Bank, and any Trademark of the Bank that (x) includes, in whole or in part, any Trademark listed on Schedule 1.1(a) or (y) is otherwise confusingly similar to or derivative of any such Trademark.

“Bank Material Adverse Effect” means any change, circumstance, occurrence, event or effect that, individually or in the aggregate, has had or would be reasonably expected to have a material adverse effect upon the Program or the Accounts taken as a whole or  the ability of the Bank to perform its obligations pursuant to this Agreement.

“Bank Matters” has the meaning set forth in Section 3.2(f) hereof.

“Bank Program Materials” has the meaning set forth in Section 4.5(a) hereof.

“Bank Systems” means Systems owned, leased or licensed by and operated by or on behalf of the Bank or any of its Affiliates.

“Bankruptcy Code” means Title 11 of the United States Code, as amended, or any other applicable state or federal bankruptcy, insolvency, moratorium or other similar law and all laws relating thereto.

“Batch Prescreen” shall mean a process where the Bank’s offer of credit is made to certain customers prequalified by the Bank (per its criteria), in a batch mode (often but not exclusively within a direct to consumer environment).

“Billing Cycle” means the interval of time between regular periodic Billing Dates for an Account.

“Billing Date” means, for any Account, the last day of a Billing Cycle as of when the Account is recorded as billed.

“Billing Statement” means a summary (in electronic or paper form) of Account credit and debit transactions for a Billing Cycle including a descriptive statement covering purchases, charges, payments, calculation of payment due past due account information, any relevant Value Proposition information and any information required by Applicable Law.

“Business Day” means any day, other than a federal holiday, Saturday or Sunday, on which both of the Bank and the Company are open for business at their respective U.S. headquarters.

“Cardholder” means any Person who has been issued a Company Credit Card (including, as applicable in accordance with the context of the reference herein, any Person contractually obligated under a Credit Card Agreement and any authorized user(s) of the Accounts).

“Cardholder Data” means (i) all Cardholder Lists and (ii) (****)  For the avoidance of doubt, information submitted by a prospective Applicant pursuant to a Prequalification Request shall not be deemed Cardholder Data except to the extent such prospective Applicant is validly determined to be a Program Eligible Applicant pursuant to the terms of this Agreement.

“Cardholder Indebtedness” means (a) all amounts owing by Cardholders with respect to Accounts, including outstanding loans, cash advances and other extensions of credit, finance charges (including accrued interest), charges for Approved Ancillary Products, late payment fees, and any other fees, charges and interest on the Accounts, in each case, whether or not posted and whether or not billed; less (b) any credit balances owed to Cardholders, any credits associated with returns, and any similar credits or adjustments with respect to the Accounts, in each case whether or not posted and whether or not billed.

“Cardholder List” means any list (whether in hardcopy, magnetic tape, electronic or other form) compiled by or on behalf of the Bank that identifies (or provides a means of differentiating) Cardholders, including any such list that sets forth the names, addresses, email addresses (as available), telephone numbers or social security numbers of any or all Cardholders to the extent such information is compiled by or on behalf of the Bank.

“Change of Control” means, with respect to any Person (the “subject Person”):

(i)            a Person or group becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934 (except that a Person or group shall be deemed to own all securities it has the right to acquire)), directly or indirectly, of more than (****) of the total voting power of the subject Person or of any Person of which the subject Person is a Subsidiary;

(ii)           such subject Person (or any Person of which such subject Person is a Subsidiary) merges, consolidates, acquires, is acquired by, or otherwise combines with any other Person in a transaction in which the subject Person (or such Person of which such subject Person is a Subsidiary) is not the surviving entity or which constitutes a “merger of equals”, it being understood that a Person shall not be considered the “surviving entity” of a transaction if either (A) the members of the board of directors of the Person immediately prior to the transaction constitute less than a majority of the members of the board of directors of the ultimate parent entity of the entity surviving or resulting from the transaction or (B) securities of such Person that are outstanding immediately prior to the transaction (or securities into which such securities are converted in the transaction) represent less than (****) of the total voting power of the ultimate parent entity of the entity surviving or resulting from the transaction;

(iii)           the subject Person sells all or substantially all of its assets to a Person that is not a wholly-owned Subsidiary of the ultimate parent entity of such subject Person prior to such transaction; or

(iv)          if the subject Person is the Bank, the subject Person (or any Affiliate thereof) (A) sells, transfers, conveys, assigns or terminates all or a substantial part of the Bank’s Credit Card business or any portion thereof that includes all or any portion of the Accounts or that services the Accounts, (B) enters into any definitive agreement (whether or not subject to conditions) that would upon consummation in accordance with its terms (and assuming the receipt of all approvals and satisfaction of all conditions contemplated thereby) result in any such sale, transfer, conveyance, assignment or termination; or (C) enters into any other transaction, whether through a subcontracting arrangement, change in directorships or otherwise, which has the purpose or effect of changing the Persons entitled to direct the affairs of such subject Person or any parent entity thereof or the operations relating to the conduct of the Programs to any Person other than the ultimate parent entity of the Bank prior to such transaction or any wholly-owned Subsidiary thereof.

Notwithstanding the foregoing, a Change of Control shall not be deemed to have occurred as a result of any internal transaction solely among a Party and/or one or more of its wholly-owned Subsidiaries or any Person of which a Party is a wholly-owned Subsidiary, whether through a merger, reorganization, asset transfer or otherwise.

“Charge Transaction Data” means the transaction information required to authorize, process and settle each purchase of Goods and Services or Approved Ancillary Products charged to an Account and each return of Goods and Services or Approved Ancillary Products or other adjustment for credit to an Account.

“Clean Up Call Option” means the Company’s option to purchase the Existing Receivables if the outstanding balance of Existing Receivables on the Program Purchase Date or other purchase date agreed upon by the parties, as applicable, is ten percent (10%) or less of the outstanding balance of Existing Receivables on the Closing Date.

“Closing” shall mean the closing of the transactions contemplated by the Purchase Agreement.

“Closing Date” means the date of the Closing as contemplated by the Purchase Agreement.

“Co-Branded Credit Card” means a Credit Card that bears a Company Licensed Mark and the trademarks, tradenames, service marks, logos and other proprietary designations of American Express, Visa International Inc., Visa U.S.A., Inc. or MasterCard International Inc., or any other payment system that is generally acceptable to sellers of goods and services.

“Collections Policies” means the policies, procedures and practices for the Program with respect to collections, account closures, charge-offs, recoveries and similar matters.

“Company” has the meaning set forth in the preamble hereof.

“Company Channels” means (i) all retail establishments owned or operated by the Company or its Affiliates, (ii) all websites owned or operated by the Company or its Affiliates, and (iii) all mail order, catalog and other direct access media (including all mobile media, whether or not accessible through a website) that are owned or operated by the Company or its Affiliates.

“Company Credit Card” means a Credit Card offered or maintained pursuant to this Agreement that bears a Company Licensed Mark and may be used solely to finance purchases of Goods and Services through any Company Channel and Approved Ancillary Products, including the Credit Cards listed on Schedule 1.1(f).

“Company Designee” has the meaning set forth in Section 3.2(b) hereof.

“Company Event of Default” means the occurrence of any one of the events listed in Section 15.3 hereof or an Event of Default where the Company is the defaulting Party.

“Company Licensed Marks” means Trademarks of the Company that are listed on Schedule 1.1(b), as such schedule may be amended from time to time by the Company, and any Trademark of the Company that (x) includes, in whole or in part, any Trademark listed on Schedule 1.1(b) or (y) is otherwise confusingly similar to or derivative of any such Trademark.

“Company Material Adverse Effect” means any change, circumstance, occurrence, event or effect that, individually or in the aggregate, has had or would be reasonably expected to have a material adverse effect upon the Program or the Accounts taken as a whole or the ability of the Company to perform its obligations pursuant to this Agreement.

“Company Matters” has the meaning set forth in Section 3.2(e) hereof.

“Company Program Materials” has the meaning set forth in Section 4.5(b) hereof.

“Company Systems” means Systems owned, leased or licensed by and operated by, or on behalf of, the Company or its Affiliates.

“Comparable Partner Programs” means from time to time the major Credit Card programs of the Bank or any of its Affiliates that are comparable to the Program, including in terms of (****). As of the date hereof, the “Comparable Partner Programs” are those listed on Schedule 1.1(c).  To the extent the Bank becomes the issuer or servicer with respect to any Relevant Retail Program, such program shall also be a “Comparable Partner Program” for so long as the Bank acts in any such capacity.  The Company shall have the right from time to time to add to Schedule 1.1(c) additional Credit Card programs that meet the definition set forth in the first sentence hereof (whereupon such programs shall be “Comparable Partner Programs”), subject to the Bank’s consent, not to be unreasonably withheld, conditioned or delayed.

“Competing Credit Product” has the meaning set forth in Section 2.2(a) hereof.

“Competitive” with respect to features and aspects of the Program referred to where such term is used in this Agreement therein, means that such features or aspects are both (i) (****) and (ii) (****).

“Confidential Information” has the meaning set forth in Section 13.1 hereof.

“Conversion” has the meaning set forth in Section 7.4(a) hereof.

“Credit Card” means a credit card or other access device (whether tangible or intangible) pursuant to which the cardholder or authorized user may purchase goods and services through open-end revolving credit; and for the avoidance of doubt the term does not include: (i) any gift card; (ii) any debit card, smart card, stored value card, electronic or digital cash card or any other card that does not provide the holder thereof with the ability to obtain credit other than through an overdraft line or similar feature; (iii) any secured card, including any card secured by a lien on real or other property or by a deposit; or (iv) any card issued to the holder of a securities brokerage account that allows the holder to obtain credit through a margin account. For purposes of this Agreement, an intangible access device shall be deemed to “bear” a trademark if the association or identification between such trademark and the credit product accessed by such access device is similar in nature and intent to the association or identification created by imprinting such trademark on a card-accessed credit product.

“Credit Card Agreement” means each agreement between the Bank and a Cardholder governing the use of an Account, including agreements assigned to the Bank pursuant to the Purchase Agreement, together with any amendments, modifications or supplements thereto (including through issuance of a change in terms notice) and any replacement of such agreement.

“Credit Card Documentation” means, with respect to the Accounts, Prequalification Requests, all Applications, Credit Card Agreements, Company Credit Cards, POS brochures, welcome brochures, new Account membership kits, and Billing Statements relating to such Accounts, in each case, in every form, whether printed, mobile or online.

“Credit Reporting Agency” means either of Equifax or Experian.

“Disclosing Party” has the meaning set forth in Section 13.1(d) hereof.

“Dispute” has the meaning set forth in Section 3.2(d)(ii)(D) hereof.

“Disqualified Shopper” has the meaning set forth in Schedule 2.1(a) hereof.

“Effective Date” means the date on which the Launch shall occur, which shall be the earlier of (i) the Conversion date, or (ii) the date of the first credit application processed pursuant to the Program Agreement, but in any event, subject to the terms and conditions of the Integration Plan, no later than February 20, 2018.

“Employee Fraud” means an instance in which an employee of the Company or its Subsidiaries has committed fraud as evidenced by (i) a written or email admission of guilt by the relevant employee, (ii) a conviction of such employee for fraud in a court of law, (****).

“Event of Default” means the occurrence of any one of the events listed in Section 15.1 hereof.

“Existing Receivables” means, as applicable, (i) as of the Closing Date, the Cardholder Indebtedness purchased by the Bank on the Closing Date pursuant to the Purchase Agreement, or (ii) as of the Program Purchase Date, the Cardholder Indebtedness purchased by the Bank on the Closing Date pursuant to the Purchase Agreement that remains outstanding on the Program Purchase Date, excluding any amounts that have been charged off in accordance with the Risk Management Policies.

“Fair Market Value” means the value determined in accordance with the procedures specified in Schedule 17.3.

“FDIC” means the Federal Deposit Insurance Corporation.

“FICO” means, (i) for purposes of the definition of Program Eligible Applicant and Section 4.6(d), the credit score designated as such and derived from the credit model developed by the Fair Isaac Corporation and deployed at any Credit Reporting Agency, and (ii) otherwise the credit score determined to be used pursuant to the Risk Management Policies as in effect from time to time in accordance with this Agreement.

“Fiscal Month” means each four (4) or five (5) week period designated as such in the calendar published by the National Retail Federation for retailers on a Fiscal Year-reporting basis; provided that the Fiscal Month in which the Effective Date occurs shall be deemed to begin on the Effective Date.

“Fiscal Year” means the fiscal year set forth in the calendar published by the National Retail Federation setting forth the fiscal year for retailers on a 52/53 week fiscal year ending on the Saturday closest to January 31; provided that the first Fiscal Year under this Program shall be the period beginning on the Effective Date and ending on the Saturday closest to January 31, 2018.

“Force Majeure Event” has the meaning set forth in Section 19.18 hereof.

“GAAP” means United States generally accepted accounting principles, consistently applied.

“Goods and Services” means the products and services sold, charged or offered by or through Company Channels, including accessories, delivery services, protection agreements, gift cards, shipping and handling, and work or labor to be performed for the benefit of customers of the Company Channels and any sales tax relating to the foregoing charges and to such customers in connection therewith.

“Governmental Authority” means any United States federal, state or local governmental or regulatory authority, agency, court, tribunal, commission or other entity exercising executive, legislative or judicial functions of or pertaining to government in the United States.

 “Indemnified Party” has the meaning set forth in Section 18.3 hereof.

“Indemnifying Party” has the meaning set forth in Section 18.3 hereof.

“Independent Appraiser” means a nationally recognized investment banking firm, valuation firm or firm of independent certified public accountants of recognized standing that is experienced in the business of appraising credit card businesses or receivables, and that is not an Affiliate of the Company or the Bank and that is not either Party’s principal auditor.

“Industry Standards” means all industry standards and certifications relating to privacy or data in the credit card industry; provided that, the Payment Card Industry Data Security Standards maintained by the PCI Security Standards Council, LLC or any successor organization or entity shall apply only with respect to Co-Branded Credit Cards.

“Initial Term” has the meaning set forth in Section 16.1 hereof.

“Inserts” has the meaning set forth in Section 5.3(a) hereof.

“Instant Credit” means an Application procedure designed to open Accounts as expeditiously as possible at POS, or through online mobile or other channels, whereby the Application information is communicated to the Bank systemically at POS or during the order entry process and without a paper Application being completed by an Applicant, through the electronic submission by the Applicant of a credit card or other Bank-approved identification to facilitate the necessary credit analysis required by the Risk Management Policies.

“In-Store Payment” means any payment on an Account made to the Bank via the Company in a physical store Company Channel by a Cardholder or a person acting on behalf of a Cardholder.

“Integration Committee” has the meaning set forth in Section 3.2(a) hereof.

“Integration Matters” has the meaning set forth in Section 3.2(c) hereof.

“Integration Plan” shall mean the integration plan as to the actions the Parties shall take to initiate the Program in accordance with this Agreement and to effect the Launch and Conversion in accordance with Section 7.4, which shall include the components set forth in Schedule 1.1(e) and such other provisions as the Strategic Operating Committee may approve.

“Intellectual Property” means, on a worldwide basis, all intellectual property rights, including (i) copyrights, copyrighted works and works of authorship including software; (ii) trade secrets and know-how; (iii) patents, designs, inventions, algorithms and other industrial property rights; (iv) other intellectual and industrial property rights of every kind and nature, however designated, whether arising by operation of law, contract, license or otherwise; and (v) applications, registrations, renewals, extensions, continuations, divisions or reissues thereof now or hereafter in force (including any rights in any of the foregoing), but excluding trademarks, service marks, trade dress, logos, trade names, internet domain names, corporate names, social and mobile media identifiers and other source indicators and proprietary designations and the goodwill associated therewith (“Trademarks”).

“Internet Services” has the meaning set forth in Section 4.8(a) hereof.

“Key Program Management Resources” has the meaning set forth in Section 3.3(e) hereof.

“Knowledge” means, (i) with respect to the Company, the actual knowledge of any of the individuals listed on Schedule C-1 and (ii) with respect to the Bank, the actual knowledge of any of the individuals listed on Schedule C-2.

“Launch” means the date on which the Bank and the Company shall agree in writing that the Bank shall start issuing Company Credit Cards.

“Launch Requirements” has the meaning set forth in Schedule 1.1(e) hereof.

“Losses” has the meaning set forth in Section 18.1 hereof.

“Manager” has the meaning set forth in Section 3.3(a) hereof.

“Manager Matters” has the meaning set forth in Section 3.2(c) hereof.

“Marketing Commitment” means the obligation of the Bank to fund the amount per Fiscal Month set forth on Schedule 5.2(b) for the purposes set forth in Section 5.2(b).

“Marketing Committee” has the meaning set forth in Section 3.2(a) hereof.

“Marketing Committee Matters” has the meaning set forth in Section 3.2(c) hereof.

“Marketing Fund” means an accounting entry on the books of the Bank representing the unused portion of the Marketing Commitment, as set forth in Section 5.2(a) hereof.

“Marketing Plan” means the document that outlines the objectives, targets, strategies and tactics, including marketing and promotional programs, including with respect to new account solicitation, usage and awareness programs for the applicable Fiscal Year.

“Monthly Settlement Sheet” has the meaning set forth in Section 7.1(b) hereof.

“Net Credit Revenue” has the meaning set forth in Schedule 9.1.

“Net Credit Sales” means, for any date or measurement period, an amount equal to (A) gross credit sales on Accounts (****) minus (B) the sum of credits for returned goods and cancelled services and other credits (****) on Accounts(****) (****).

“Net Proceeds” shall mean the amount of purchases of Goods and Services on Accounts: (i) less credits to Accounts for the return or exchange of Goods, or a credit on an Account (****) ; (ii) less payments from Cardholders received by the Company from Cardholders on the Bank’s behalf; (iii) less any applicable (****) (iv) plus any (****) and (v) plus or minus, as applicable, any other (****) in the specific instance to have such amounts paid through the settlement procedures of Section 8.4.

“New Mark” has the meaning set forth in Section 10.1(c) hereof.

“New Portfolio” has the meaning set forth in Section 14.1 hereof.

“Nominated Purchaser” has the meaning set forth in Section 17.2(a) hereof.

“Open Account” means an Account that has not been closed by the Bank for risk, has not been closed by the Cardholder or has not been closed by the Bank for inactivity.

“Operating Procedures” means the operating procedures for the Program in effect from time to time in accordance with Section 4.1 hereof.

“Opt-in Notice” has the meaning set forth in Section 10.1(c) hereof.

“Parent” has the meaning set forth in Section 12.3 hereof.

“Party” has the meaning set forth in the preamble hereof.

“Payment Card Industry Data Security Standards” means the Payment Card Industry Data Security Standards maintained by the PCI Security Standards Council, LLC, or any successor organization or entity.

“Payment Plans” means any “Payment Plan” set forth in Schedule 4.7(c) and any other “Payment Plan” approved by the Strategic Operating Committee in accordance with Section 4.7(c).

“Peak Sales Period” means, for any given year, October 1 through February 15 and the four (4) weeks prior to Mother’s Day in the United States (i.e., the second Sunday in May) in such year.

“Person” means any individual, corporation, business trust, partnership, association, limited liability company, joint venture, unincorporated association or similar organization, or any Governmental Authority.

“POS” means point of sale.

“Prequalification Request” means the information that must be completed and submitted in order to permit the Bank to determine whether a prospective Applicant is a Program Eligible Applicant as expeditiously as possible at POS, or through online mobile or other channels, whereby such information is communicated to the Bank systemically at POS or during the order entry process and without a paper Prequalification Request being completed by a prospective Applicant.

“Previously Disclosed” means a disclosure in writing setting forth an exception to the representations and warranties of the Company or the Bank, as applicable, in each case as set forth in the corresponding Schedule to this Agreement, which Schedules are being delivered by the Company and the Bank concurrently with the execution and delivery of this Agreement by the Parties.

“Prime Rate” means the rate per annum listed in the “Money Rates” Section of The Wall Street Journal as the “prime rate”. If The Wall Street Journal ceases publication of such rate, then the Prime Rate means the so-called prime rate as announced by an alternate publication to be mutually agreed by the Parties.

“Program” has the meaning set forth in the recitals.

“Program Assets” means the Accounts (including written off Accounts to which the Bank has retained title) and copies of all Account numbers associated therewith, Account Documentation, the Cardholder List, Cardholder Data, all Cardholder Indebtedness, but to the extent set forth in Section 17.2(i), excluding the Existing Receivables except to the extent otherwise provided in such Section, all dedicated Program Toll-Free Numbers and all rights, claims, credits, causes of action and rights of set-off against third parties to the extent relating to the foregoing (in each case, whether held by the Bank or a third party). Program Assets shall not include the Shopper Data or Solicitation Materials, which Shopper Data and Solicitation Materials shall be and remain the property of the Company at all times.

“Program Decision Matters” means, collectively, Manager Matters, Marketing Committee Matters, SOC Matters and Integration Matters.

“Program Eligible Applicant” means an Applicant that is not a Disqualified Shopper with (****).

“Program Generated Shopper Data” has the meaning set forth in Section 6.1(b) hereof.

“Program Objectives” has the meaning set forth in Section 3.1 hereof.

“Program Privacy Policy” shall mean the privacy policy and associated disclosures to be provided by the Bank to Applicants and Cardholders in connection with the Program, initially in the form set forth as Schedule 6.2(b), as the same may be modified from time to time in accordance with this Agreement.

“Program Purchase Date” has the meaning set forth in Section 17.2(c) hereof.

“Program Toll-Free Numbers” has the meaning set forth in Section 7.2(c) hereof.

“Program Website” has the meaning set forth in Section 4.8(a) hereof.

“Purchase Agreement” has the meaning set forth in the recitals hereof.

“Purchase Notice” has the meaning set forth in Section 17.2(b) hereof.

“Purchased Account” means an Account existing as of the Closing Date and purchased by the Bank pursuant to the Purchase Agreement.

“Qualified Signet Customer” shall mean certain customers of the Company that the Company determines are available to be solicited for Accounts under the Program.

“Qualified Signet Customer List” means the list of Qualified Signet Customers provided from time to time by the Company to the Bank for purposes of soliciting such Persons for the Program in accordance with a Marketing Plan.

“Real-Time Prescreen” means a process where the Bank’s firm offer of credit is made to certain customers in a real-time manner, at the POS in any Company Channel at the time of a transaction.

“Receiving Party” has the meaning set forth in Section 13.1(d) hereof.

“Relevant Decision Maker” shall mean the Managers in respect of any Manager Matters, the Marketing Committee in respect of any Marketing Committee Matters, the Integration Committee in respect of any Integration Matters and the Strategic Operating Committee in respect of all other matters, including any SOC Matters.

“Relevant Laws” has the meaning set forth in Section 12.3 hereof.

“Relevant Retail Programs” means from time to time the Credit Card programs, whether or not the Bank or any of its Affiliates participate therein, of (****). Notwithstanding anything to the contrary in the foregoing provisions of this definition, as of the date hereof, the “Relevant Retail Programs” shall include the programs(****). To the extent the Bank or any of its Affiliates ceases being the issuer or servicer with respect to any Comparable Partner Program, such program shall also be a “Relevant Retail Program” to the extent (****).  The Company shall have the right from time to time to add to (****) additional Credit Card programs that meet the definition set forth in the first sentence hereof (whereupon such programs shall be “Relevant Retail Programs”) (****).

“Renewal Term” has the meaning set forth in Section 16.1 hereof.

“Representative” means a Person’s employees, officers, directors, accountants, consultants and advisors (including outside counsel).

“Retail Day” means any day on which a physical retail store owned or operated by the Company or any of its Subsidiaries is open for business.

“Retail Jeweler” means any retailer whose total sales of jewelry in the most recent fiscal year aggregated either (a) (****) in the aggregate; or (****).

“Retail Merchant” means the Company and any of its Affiliates that accept the Company Credit Cards in accordance with this Agreement.

“Risk Management Policies” means the underwriting and risk management policies, procedures and practices applicable to the Program adopted in accordance with the terms of this Agreement, including risk management policies, procedures and practices for credit and Account openings, transaction authorization, credit line assignment, increases and decreases, over-limit decisions, Account closures and payment crediting. Notwithstanding the foregoing, Risk Management Policies does not include Collections Policies.

“Secondary Program” has the meaning set forth in Section 2.2(b) hereof.

“Second-Look Program” has the meaning set forth in Section 2.2(b) hereof.

“Security Breach Costs and Expenses” has the meaning set forth in Section 6.1(d) hereof.

“Security Incident” has the meaning set forth in Section 6.1(d) hereof.

“Service Providers” means, with respect to a Person, the unaffiliated vendors, service providers and subcontractors utilized by such Person in connection with the performance of services and obligations provided under this Agreement.  For the avoidance of doubt, neither Party (nor such Party’s respective Affiliates or Service Providers) shall be deemed to be a Service Provider of the other Party for purposes of this Agreement.

“Settlement File” means the daily file containing Charge Transaction Data submitted by the Company to the Bank each Retail Day pursuant to Section 8.4.

“Shopper” means any Person who makes purchases of Goods and Services or otherwise uses, enters or accesses Company Channels or otherwise contacts or is contacted by the Company or its Affiliates in connection with their retail operation (whether or not such Person makes any purchases).

“Shopper Data” means (i) all personally identifiable information, and all other information (including information recorded on a tokenized, aggregated or anonymized basis) regarding a prospective or actual Shopper that was obtained by or on behalf of the Company or its Affiliates prior to the Closing Date or is obtained by or on behalf of the Company following the Closing Date, including all transaction, search, experience and purchase information obtained in connection with (A) (****) , or (B) such Shopper (****) , in each case in clause (A) or (B), whether such information is obtained by the Company and its Affiliates from the Bank or otherwise, (ii) any personally identifiable information regarding a Shopper that is otherwise obtained by (or on behalf of) the Company or any of its Affiliates at any time (including prior to the date hereof) and (iii) for any Cardholder or any Person who has applied for a Company Credit Card, (****).

“SLA” means each individual performance standard set forth on Schedule 7.3.

“SOC Matters” has the meaning set forth in Section 3.2(c) hereof.

“Solicitation Materials” means documentation, materials, artwork, copy, brochures or other written or recorded materials, in any format or media (including television, radio and internet), used to promote or identify the Program to Cardholders and potential Cardholders, including direct mail solicitation materials and coupons and solicitation materials contained on the Program Website or other mobile applications used in connection with the Program.

 “Special Condition” means any Applicable Order or any other requirement of Applicable Law binding on or applicable to the Bank or any of its Affiliates and affecting (****) other than any such (****).

“Specifications Book” means the publication reflecting the Bank’s requirements for the design, form and non-customizable content of certain cardholder communications as delivered by the Bank to the Company prior to the date hereof, provided that any changes to such publication following the Effective Date shall be applied by the Bank consistently to all of its Comparable Partner Programs and shall not release the Bank from any of its obligations under this Agreement or remove customizability or materially reduce the Company’s ability to reflect the Company’s brand look and feel and messaging as compared to the Specifications Book as of the Effective Date.

“Strategic Operating Committee” has the meaning set forth in Section 3.2(a) hereof.

“Subsidiary” when used with respect to any Person, means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or similar governing body (or if there are not such voting interests, more than fifty percent (50%) of the equity interest of which) is owned directly or indirectly by such first Person or by another Subsidiary of such Person; provided, however, that, for purposes of this Agreement, no member of the Zale Group shall be considered a Subsidiary of the Company.

“Systems” means, with respect to any party, software, databases, computers, hardware, systems and networks owned, leased, licensed or operated by such party or its Affiliates or on behalf of such party or its Affiliates by third parties engaged by such party or its Affiliates; provided that, a System shall not be a System of a particular party if access to or permission to use such System must be granted by the other party or its Affiliates.

“Systems Conversion Date” has the meaning set forth in Section 7.4 hereof.

“Term” means the Initial Term and each Renewal Term.

“Termination Period” means the period (i) beginning with (a) in the case of termination pursuant to Section 16.2 or 16.3, the date of any notice of termination, or (b) in the case of termination pursuant to Section 16.1, the date that is eighteen (18) months prior to the expiration date and ending on either (i) the date the Program Assets are purchased pursuant to Section 17.2, if the Company or a Nominated Purchaser purchases the Program Assets, or (ii) the date that either (A) the Company delivers written notice to the Bank of its election not to purchase the Program Assets or (B) the right of the Company to purchase the Program Assets expires in accordance with the terms of this Agreement.

 “Trademark Style Guide” means any rules or guidelines of the Company or the Bank provided to the other party governing the other party’s use of the providing party’s Trademarks.

“Trademarks” has the meaning set forth in the definition of “Intellectual Property” in Section 1.1 hereof.

“Transaction” means any purchase, exchange or return of (i) Goods and Services through a Company Channel, or (ii) Approved Ancillary Products, in each case using an Account.

“Unamortized Signing Bonus” means the portion of the Signing Bonus payable pursuant to Schedule 9.1 equal to a fraction the numerator of which is the number of full months remaining in the Initial Term and the denominator of which is eighty-four (84).

“Unapproved Matter” has the meaning set forth in Section 3.2(d)(ii)(B) hereof.

 “United States” means the fifty states of the United States, the District of Columbia, the Commonwealth of Puerto Rico, and all United States territories.

“Value Proposition” means any loyalty, promotional, discount or reward program offered to Cardholders or segments of Cardholders in respect of Transactions.

“Zale” means Zale Corporation, a Delaware corporation.

“Zale Group” means Zale and its current and future Subsidiaries.

“Zale Program Agreement” means that certain Private Label Credit Card Program Agreement, dated as of the July 9, 2013, by and among Zale Delaware, Inc., a Delaware corporation, Zale Puerto Rico, Inc., a Puerto Rico corporation and Comenity Capital Bank, as such agreement may be amended from time to time.

1.2           Miscellaneous.

(a)           As used herein, references to:

(i)             the preamble or the recitals, Sections or Schedules refer to the preamble, recitals, Sections or Schedules to this Agreement,

(ii)            any agreement (including this Agreement) refer to the agreement as amended, modified, supplemented, restated or replaced from time to time,

(iii)          any statute or regulation refer to the statute or regulation as amended, modified, supplemented or replaced from time to time,

(iv)          any Governmental Authority include any successor to the Governmental Authority;

(v)           this Agreement means this Agreement and the Schedules hereto; provided that, in the event of any conflict between this Agreement and the Schedules, this Agreement shall govern;

(vi)          references to any Section in this Agreement include references to any Schedule attached thereto;

(vii)         the plural number shall include the singular number (and vice versa);

(viii)        “herein,” “hereunder,” “hereof” or like words shall refer to this Agreement as a whole and not to any particular section, subsection or clause contained in this Agreement;

(ix)           “include,” “includes” or “including” shall be deemed to be followed by the words “without limitation”; and

(x)            “$” or “dollars” shall be deemed references to United States dollars.

(b)           The table of contents and headings contained in this Agreement are for reference purposes only and do not limit or otherwise affect any of the provisions of this Agreement.

(c)           Unless the context otherwise requires, the word “or” when used in this Agreement will be deemed to have the inclusive meaning represented by the phrase “and/or.”

(d)           Unless otherwise explicitly set forth herein, any consent or approval that may be given by a Party hereunder may be given or withheld in such Party’s sole and absolute discretion.

(e)           Unless specified as Business Days, Retail Days, Fiscal Months or Fiscal Years, all references herein to days, months or years shall be deemed references to calendar days, calendar months or calendar years.

(f)            Unless otherwise expressly specified herein, any payment that otherwise would be due on a day that is not a Business Day shall be deemed to be due on the first Business Day thereafter.

(g)           This Agreement is the product of negotiation by the Parties having the assistance of counsel and other advisers.  It is the intention of the Parties that this Agreement not be construed more strictly with regard to one party than with regard to the other.

ARTICLE II

ESTABLISHMENT OF THE PROGRAM

2.1           Credit Program.

(a)           General.  Beginning as of the Effective Date, the Bank shall offer and issue the Company Credit Cards. From the Launch until the Closing Date, the Bank shall offer and issue Company Credit Cards in a phased-in manner as determined by the Company and approved by the Bank (which approval shall not be unreasonably conditioned, delayed or withheld). The Bank shall cause Instant Credit procedures and, to the extent approved by the Company, Real-Time Prescreen and Batch Prescreen procedures to be available for use in the Program by the Effective Date (or in the case of Real-Time Prescreen and Batch Prescreen, such later date as reasonably requested by the Company), and the Company shall make Prequalification Requests available for use in the Program from and after the Effective Date wherever Instant Credit procedures are available.  Immediately upon receipt of a Prequalification Request, the Bank shall determine whether the prospective Applicant submitting such Prequalification Request meets the criteria for a Program Eligible Applicant and (i) if such prospective Applicant meets the criteria for a Program Eligible Applicant and is not a Disqualified Shopper the Bank shall inform the Company to request the prospective Applicant to complete an Application and (ii) if such prospective Applicant does not meet the criteria for a Program Eligible Applicant and is not a Disqualified Shopper, the Bank shall inform the Company that the Company may request the prospective Applicant to submit an application for a Credit Card to be issued pursuant to the Secondary Program.  The Bank shall promptly open a new Account and issue a new Company Credit Card with respect to each Application submitted by a Program Eligible Applicant approved in accordance with the credit criteria set forth in the Risk Management Policies and Applicable Law.  To the extent approved in accordance with the terms of this Agreement, the Program shall include and the Bank shall be permitted to offer such Approved Ancillary Products and other payment products as may be incorporated in the Program in the future.  If the Bank receives a Prequalification Request from a prospective Applicant that does not meet the criteria for a Program Eligible Applicant, the Bank will immediately inform the Company of its decision so that the Company may forward the name and address of the non-prequalified prospective Applicant to the issuer in a Secondary Program in accordance with Section 2.2(b); provided, however, that if such prospective Applicant is determined by the Bank to be a Disqualified Shopper, then the Bank shall issue an adverse action notice to such Person in accordance with Applicable Law and the Company shall not forward the name and address of the Disqualified Shopper for consideration for the Secondary Program or any Second-Look Program.  If the Bank receives an Application from an Applicant and declines such Application, the Bank shall, to the extent permitted by Applicable Law, pass the Application data for the declined Applicant directly to the issuers in any Second-Look Program in accordance with Section 2.2(b).  Subject to the credit criteria set forth in the Risk Management Policies, the Bank shall continue to extend credit to existing Cardholders (including all Cardholders of Purchased Accounts).  In the event Prequalification Requests are or become unavailable in a Company Channel for any reason, all prospective Applicants in such Company Channel will be directed to the Bank’s Instant Credit Application procedures until the availability of Prequalification Requests is restored, it being understood that notwithstanding anything to the contrary contained in this Agreement, any such Applicant that is not a Program Eligible Applicant shall be declined by the Bank upon application of such Instant Credit procedures.  The Bank shall comply with the prequalification procedures set forth on Schedule 2.1(a). The Bank shall ensure the terms of the Accounts associated with each Company Credit Card permit, and shall take all commercially reasonable actions necessary to facilitate, acceptance of each Company Credit Card in all Company Channels of all Retail Merchants; provided that, the Company shall have the right to set policies with respect to whether and under what circumstances the Company will accept Company Credit Cards branded with a particular Company Licensed Mark in the Company Channels of Retail Merchant operating under different Company Licensed Marks. With respect to each change in such policies that requires the Bank to take action, the Bank shall be afforded sufficient time to implement such change in a commercially reasonable manner.  In the event that any change in Applicable Law would result in the compliance by the Bank of any of its obligations pursuant to this Section 2.1 or Section 2.2(b) being deemed a “consumer reporting agency” for purposes of the Fair Credit Reporting Act, the Bank shall not be required to take such actions affected by such change in Applicable Law that would so result in Bank being deemed a “consumer reporting agency.”  In such an event, the Bank shall take all actions reasonably requested by the Company and permitted by Applicable Law in order to permit the processing Applications or Credit Card applications pursuant to the Secondary Program or any Second-Look Program, as applicable, without delay and in a manner that would not cause the Bank to be considered a consumer reporting agency.

(b)           Notice to Cardholders.  Prior to the Closing Date, the Bank and the Company shall prepare jointly a form or forms of notices to each Cardholder of a Purchased Account to the effect that such Cardholder’s Account has been acquired by the Bank and, if applicable, also containing any change of terms notices with respect to any change of terms to be implemented pursuant to Section 4.7.  Such notice shall be in the form approved by both Parties, which approval will not be unreasonably withheld or delayed, and the Bank shall ensure that such notice will comply with all requirements of Applicable Law, all as if the notice were Credit Card Documentation.  The costs of preparation and mailings of such notices and new Company Credit Cards (****).

2.2           Exclusivity.

(a)           General.  Except as otherwise provided in this Section 2.2, from the date hereof through the end of the Term and, subject to Section 17.1, the Termination Period, the Company agrees that it and its controlled Affiliates of Parent shall not, by themselves or in conjunction with or pursuant to agreements with any bank or other Credit Card issuer other than the Bank or its Affiliates, offer or issue to any Program Eligible Applicant in the United States a Credit Card or an installment or other closed end loan product bearing a Company Licensed Mark (a “Competing Credit Product”), other than through the Program; provided, however, that nothing in this Agreement shall restrict the Company or any of its Subsidiaries (i) from negotiating and entering during the Term into an agreement with a (****)

(b)           Secondary Credit Card Program.  Notwithstanding Section 2.2(a), the Bank acknowledges that (i) the Company intends to establish, substantially concurrently with the Program, a program for issuing, either directly by the Company or through an Affiliate or pursuant to an agreement with a third party, Credit Cards using the Company Licensed Marks to Applicants that do not meet the criteria for Program Eligible Applicants as defined herein (and (A) during the pendency of any Bank Systems failure, issuing Credit Cards using the Company Licensed Marks to any Applicants, regardless of whether such Applicants qualify as Program Eligible Applicants and (B) in the event a prospective cardholder elects to apply directly for a Credit Card under the Secondary Program, issuing Credit Cards using the Company Licensed Marks to any Applicants, regardless of whether such Applicants qualify as Program Eligible Applicants) (any such program referred to in subsection (i) above a “Secondary Program”) and (ii) the Company and its Subsidiaries shall have the right at any time during the Term to establish one or more additional programs offered by the Company directly or through one or more third parties for issuing Credit Cards, including co-branded or private label Credit Cards, or an installment or other closed-end loan product, using the Company Licensed Marks to Program Eligible Applicants whose Applications have been declined by the Bank or closed by the Bank for any reason (any such programs referred to in subsection (ii) above, a “Second-Look Program,” it being understood that the Secondary Program issuer shall also act as a Second-Look Program issuer).  Subject to the restrictions and limitations set forth in Article X and Article XIII on the use of the Bank Licensed Marks and the use or disclosure of Confidential Information, at the Company’s reasonable discretion, to the extent permitted by Applicable Law, the Secondary Program or any Second-Look Program may be similar or identical to the Program in its terms, features, positioning and appearance; provided, that the Company shall use commercially reasonable efforts to ensure that the positioning and appearance of the Secondary Program and any Second-Look Program are sufficiently distinct to avoid customer confusion as to which financial institution is underwriting and providing credit for the Secondary Program or any Second-Look Program (and the Company shall consider in good faith the Bank’s reasonable requests designed to achieve the foregoing).  To the extent permitted by Applicable Law, the Bank shall, (****) , take the following actions in relation to a Secondary Program and any Second-Look Program: (i) with prior notice to the Applicant or prospective Applicant, (****) (ii) allow the Secondary Program provider and any Second-Look Program providers to (****) (iii) collaborate with the Company and the Secondary Program provider to (****) and (iv) facilitate (****)  (****)  Notwithstanding anything to the contrary set forth herein, the Bank shall (****).

(c)           Retail Portfolio Acquisition.  Notwithstanding Section 2.2(a), the Bank’s sole rights with respect to Credit Card portfolios acquired by the Company and its Subsidiaries during the Term, including New Portfolios, are set forth in Article XIV hereof.

(d)           International Products.  For the avoidance of doubt, this Agreement does not restrict in any way the Company’s rights with respect to (i) any Credit Card, whether or not bearing a Company Licensed Mark, in any country, territory or jurisdiction outside of the United States or (ii) any activities primarily directed at any Person whose primary residence is not in the United States.

(e)           Other Products.  Except to the extent expressly set forth in this Section 2.2 and Section 4.10(c), the Company and its Affiliates shall not be restricted in any way with respect to any activities or payment products.  For the avoidance of doubt, the Company, its Subsidiaries and its Affiliates shall be free to do any of the following at any time:

(i)            issue, offer or market, whether itself or through an agreement with a third party, any payment products not expressly covered in Section 2.2(a) (e.g., the Company and its Affiliates shall not be restricted from taking any action with respect to (A) general purpose credit cards (including without limitation, American Express Card, MasterCard, Visa, or Discover) or any other form of payment not bearing a Company Licensed Mark, gift cards, charge cards, pre-paid cards, smartcards or stored value cards, whether or not bearing a Company Licensed Mark, (B) debit cards, (C) prepaid cards or (D) payment plans, in each case, regardless of form factor (e.g., card, virtual, mobile, etc.));

(ii)           accept any form of payment or payment product (including for the avoidance of doubt mobile payment devices) in any Company Channel; and

(iii)          subject to Section 4.10(c), participate in rewards programs and promotions by card associations or other Persons for cards not branded with any of the Company Licensed Marks (e.g., American Express Membership Rewards) including, but not limited to, general purpose Credit Cards, internet-only payment products, or internet-only or mobile payment products such as e-wallet, in any sales channel.

(f)            Co-Branded Credit Cards.  In the event the Company desires to enter into discussions with any third Person to issue a Co-Branded Credit Card, the Company shall provide notice to the Bank indicating the interest of the Company to establish the Co-Branded Credit Card program.  The Bank shall have twenty (20) Business Days following receipt of such notice to notify the Company whether it wishes to negotiate with the Company with respect to the establishment of such program.  If the Bank chooses to negotiate with respect to such Co-Branded Credit Card program, the Company shall negotiate in good faith with the Bank for a period of ninety (90) days to attempt to arrive at a definitive agreement with respect to such a program.  If the Parties fail to enter into such an agreement within such period, then, notwithstanding anything to the contrary set forth Section 2.2(a) (which, subject to the limitations set forth in the proviso below, shall thereafter not restrict the offering or issuance of Co-Branded Credit Cards), the Company shall be free to enter into an agreement with respect to such program with any other Person; provided, however, (i) the Company shall not enter into any such agreement unless (****) and (ii) if the Company fails to enter into such agreement (****) the Company shall once again follow the procedures set forth in this Section 2.2(f) prior to entering into such an agreement with a third Person.  If the Company enters into an agreement with a third Person to issue a Co-Branded Credit Card pursuant to this Section 2.2(f), the Company shall ensure that (****).

2.3           Mobile Technology.  The Company and the Bank intend to be innovative and market-leading with respect to the methods or devices used to access Accounts, including mobile phones or tablets.  In the event the Company shall determine it would be beneficial for the Company Credit Cards to participate in one or more mobile payments initiatives used in Company Channels, whether operated by the Bank, the Company or third parties, (****). For purposes of clarity, the Parties understand that (****). Notwithstanding the foregoing, the Parties acknowledge that Cardholders may be able to elect to have their Company Credit Cards participate in a mobile payments initiative, without the Company’s or the Bank’s consent.  Subject to the foregoing provisions of this Section 2.3, nothing in this Agreement shall require the Company to participate, or restrict the Company from participating, in any mobile payments initiative, which shall be in the Company’s sole discretion.

ARTICLE III

PROGRAM MANAGEMENT AND ADMINISTRATION

3.1           Program Objectives.  In performing its responsibilities with respect to the management and administration of the Program, each Party shall be guided by the following Program objectives (the “Program Objectives”):

(a)           to continue to make credit available to Shoppers in all Company Channels and credit tiers of Program Eligible Applicants currently served by the Company through the economic cycle to the maximum extent possible;

(b)           to maintain best-in-class servicing for the Program that maximizes value to the Bank and maintains and enhances the service experience for Shoppers;

(c)           to maintain visibility into and influence over risk management and other key program policies in a manner that benefits each of the Company and the Bank consistent with Applicable Law and the terms of this Agreement;

(d)           to drive incremental value to the Program using the capabilities of both the Company and the Bank;

(e)           to seamlessly transition through the Launch and Conversion;

(f)            to operate the Program in a manner that provides each Party with a reasonable return; and

(g)           to seamlessly integrate with the Company’s strategic marketing plan and promotional cadence.

3.2           Committees.

(a)           Establishment of Committees.  The Company and the Bank hereby establish three committees to, in addition to the Managers (described in Section 3.3(a) below), oversee and review the conduct of the Program pursuant to this Agreement and perform any other action that, pursuant to any express provision of this Agreement (including Section 3.2(d)(ii)(D)), requires the committee’s action: (i) a Strategic Operating Committee (the “Strategic Operating Committee”), (ii) a Program Integration Committee (the “Integration Committee”) and (iii) a Marketing Committee (the “Marketing Committee”).  After the integration is completed, as determined by the Strategic Operating Committee, the Strategic Operating Committee shall take action to dissolve the Integration Committee.

(b)           Composition of Committees.  The Strategic Operating Committee shall consist of eight (8) members, of whom four (4) members shall be nominated by the Company and four (4) members shall be nominated by the Bank.  The Integration Committee shall consist of eight (8) members, of whom four (4) members shall be nominated by the Company and four (4) members shall be nominated by the Bank. The Marketing Committee shall consist of six (6) members, of whom three (3) members shall be nominated by the Company and three (3) members shall be nominated by the Bank. One (1) of each Party’s designees to the Marketing Committee shall be the Program Manager.  Any member nominated to any such committee by the Company is herein referred to as a “Company Designee” and any member nominated to any such committee by the Bank is herein referred to as a “Bank Designee”.  The initial Company Designees and Bank Designees to the Strategic Operating Committee, the Integration Committee and the Marketing Committee will be the Persons specified in Schedule 3.2(b).  Each Party shall at all times have as one of its designees on the Strategic Operating Committee the Person with overall responsibility for the performance of the Program within his or her respective corporate organization, which in the case of the Bank, shall be the Chief Client Officer of the Credit Card business of the Bank.  The Bank and the Company may each substitute its designees to the Strategic Operating Committee, the Integration Committee or the Marketing Committee from time to time so long as its designees continue to satisfy the above requirements, provided that, each Party shall provide the other Party with as much prior notice of any such substitution as is reasonably practicable under the circumstances.

(c)           Certain Functions of the Managers and Committees.

(i)	The Managers shall:

(A)         review collection strategies and collection metrics, change to which shall be made only in accordance with Section 4.6(g);

(B)          review customer service, collections and other servicing performance and reporting aspects of the Program against SLAs and other requirements of this Agreement;

(C)          review compliance with Applicable Law, the Risk Management Policies, the Collections Policies, Operating Procedures and other Program operations and procedures

(D)         subject to Section 4.5(a) and Section 7.2(e), review and approve the design, form and content of Credit Card Documentation and Solicitation Materials, and any changes thereto, with the design form and non-customizable content of such Credit Card Documentation and Solicitation Materials subject to the Specifications Book;

(E)          manage the day-to-day operation of the Program; and

(F)          carry out such other tasks as are assigned to it by this Agreement or jointly by the Parties.

The items referred to in clauses (A) through (F) above are collectively referred to herein as “Manager Matters”.

(ii)	The Strategic Operating Committee shall:

(A)         evaluate and approve (or fail or decline to approve) any changes to the Operating Procedures that would result (****) ; provided, however, that the Bank may institute temporary changes to the Operating Procedures (other than chargebacks) to mitigate exigent fraud perpetration without such evaluation and approval by the Strategic Operating Committee upon notification to the Strategic Operating Committee of such temporary changes with any such temporary changes being reversed immediately after the threat of such fraud perpetration has been contained, unless the Strategic Operating Committee approves such changes for implementation on a permanent basis;

(B)          evaluate and approve (or fail or decline to approve) changes to the Account terms set forth on Schedule 4.7(a), and the terms of Approved Ancillary Products; and review changes to any other Account terms;

(C)          review changes to the Collections Policies to the extent provided in Section 4.6(g) and review and approve changes to the Risk Management Policies. Notwithstanding the foregoing, the Bank may institute temporary changes to the Risk Management Policies to mitigate exigent fraud perpetration without such evaluation and approval by the Strategic Operating Committee upon notification to the Company’s Manager and the Strategic Operating Committee of such temporary changes, with any such temporary changes being reversed immediately after the threat of such fraud perpetration has been contained, unless the Strategic Operating Committee approves such changes for implementation on a permanent basis;

(D)         evaluate and approve (or fail or decline to approve) new Credit Cards or Approved Ancillary Products (including the terms and conditions and pricing of such products or services), and the policies (and any changes thereto) governing the type of Company Credit Card to be issued to Persons applying for Company Credit Cards, or other payment products, as part of the Program;

(E)          review changes to the Program Privacy Policy, provided, that, the Program Privacy Policy shall comply with the requirements of Section 6.2(g);

(F)          evaluate and approve (or fail or decline to approve) ongoing new product and Value Proposition development;

(G)          review actual and projected Program performance;

(H)          evaluate and approve (or fail or decline to approve) changes to the SLAs applicable to the Program;

(I)           monitor activities of competitive programs and identify implications of market trends;

(J)           approve the use of any third Person(****); provided that, if the Company does not approve the use of any such third party, (****) and provided further that, under no circumstances will the Company (****);

(K)         evaluate and approve any changes to the chargeback provisions set forth on Schedule 8.5;

(L)          approve the use of any offshore location (****); and

(M)        carry out such other tasks as are assigned to it by this Agreement or jointly by the Parties.

The items referred to in clauses (A) through (M) above are collectively referred to herein as “SOC Matters”.

(iii)	The Marketing Committee shall:

(A)         develop, approve and implement the initial Marketing Plan and review, approve and implement any subsequent Marketing Plans;

(B)          coordinate and review the marketing activities (including review of the design and operation of Program Websites) and marketing performance for the Program through oversight of the implementation of Marketing Plans;

(C)          evaluate ongoing new product and Value Proposition development for recommendation to the Strategic Operating Committee;

(D)         monitor performance of marketing initiatives;

(E)          establish and approve (or fail or decline to approve) additional marketing initiatives and terms for employees of the Company and its Affiliates;

(F)          direct ongoing research and in-market testing in order to maximize relevance, appeal and productivity of Account acquisition and usage development programs; and

(G)          carry out such other tasks as are assigned to it by this Agreement or jointly by the Parties.

The items referred to in clauses (A) through (H) above are collectively referred to herein as “Marketing Committee Matters”.

(iv)	The Integration Committee shall be responsible for:

(A)         periodically reviewing the status of technical and operational integration of the Program and progress toward Conversion in accordance with the Integration Plan;

(B)          overseeing implementation of the Integration Plan;

(C)          reviewing changes made in the integration process of the Program and ensuring such changes are consistent with the Integration Plan or otherwise mutually agreed by the parties; and

(D)          all other matters that the parties agree should be reviewed by the Integration Committee.

The items referred to in clauses (A) through (D) above are collectively referred to herein as “Integration Matters”.  Notwithstanding the foregoing, all decisions of the Integration Committee shall be limited to ministerial aspects of the integration process and implementation of Integration Matters set forth in the Integration Plan or otherwise mutually agreed by the parties, and any material integration-related issues shall not be considered Integration Matters and shall instead be referred by the Integration Committee to the Managers or the Strategic Operating Committee for decision.

(d)           Proceedings of Committees.

(i)            Meetings and Procedural Matters.  The Strategic Operating Committee shall meet (in person, telephonically or by video conference) not less frequently than monthly, provided that, unless otherwise agreed by all Strategic Operating Committee members, not less than fifty percent (50%) of the meetings per year shall be in person at the Company’s facilities, and the Strategic Operating Committee shall meet not less than four (4) times per year.  In addition, any member of the Strategic Operating Committee may call a special meeting by delivery of at least five (5) Business Days’ prior notice to all of the other members of the Strategic Operating Committee, which notice shall specify the purpose for such meeting and contain all materials which are the subject of such meeting.  Except to the extent expressly provided in this Agreement, the Strategic Operating Committee shall determine the frequency, place (in the case of meetings in person) and agenda for its meetings, the manner in which meetings shall be called and all procedural matters relating to the conduct of meetings and the approval or disapproval of matters thereat.  The Integration Committee shall meet (in person or telephonically) on a regular basis at such frequency as the parties shall agree.  In addition, any member of the Integration Committee may call a special meeting by delivery of at least five (5) Business Days’ prior notice to all of the other members of the Integration Committee, which notice shall specify the purpose for such meeting and contain all materials which are the subject of such meeting.  Except to the extent expressly provided in this Agreement, the Integration Committee shall determine the frequency, place (in the case of meetings in person) and agenda for its meetings, the manner in which meetings shall be called and all procedural matters relating to the conduct of meetings and the approval or disapproval of matters thereat.  The Marketing Committee shall meet (in person, telephonically, or by video conference) not less frequently than monthly; provided that, unless otherwise agreed by all Marketing Committee members, not less than fifty percent (50%) of the meetings per year shall be in person at the Company’s facilities, and the Marketing Committee shall meet not less than three (3) times per year.  In addition, any member of the Marketing Committee may call a special meeting by delivery of at least five (5) Business Days’ prior notice to all of the other members of the Marketing Committee, which notice shall specify the purpose for such meeting and contain all materials which are the subject of such meeting.  Except to the extent expressly provided in this Agreement, the Marketing Committee shall determine the frequency, place (in the case of meetings and in person) and agenda for its meetings, the manner in which meetings shall be called and all procedural matters relating to the conduct of meetings and the approval or disapproval of matters thereat.  In the case of any regularly scheduled meeting of the Marketing Committee or Strategic Operating Committee, any materials which are the subject of such meeting shall be distributed to all members of the Marketing Committee no later than forty-eight hours prior to the time of such meeting, to all members of the Strategic Operating Committee no later than five (5) Business Days prior to date of such meeting and to all members of the Integration Committee no later than forty-eight (48) hours prior to the time of such meeting.  The Managers shall operate in accordance with Section 3.3(a).

(ii)            Actions.

(A)         As it relates to Program Decision Matters, except as provided otherwise below with respect to Company Matters and Bank Matters, all decisions of the Relevant Decision Maker shall be unanimous decisions, with each Party having one vote (which may be allocated to any designee of such Party on such committee (and which designee may be changed with respect to any matter under consideration without prior notice to the other Party so long as only one designee of each Party shall vote on each matter), in the case of SOC Matters, Integration Matters or Marketing Committee Matters, or by unanimous approval of the Managers in the case of Manager Matters.  A quorum, consisting of at least one (1) member (or permitted substitute or delegate) from each of the Bank and the Company, must be present to transact business at any meeting of any committee.

(B)          If the Relevant Decision Maker fails to approve any Program Decision Matter by the required unanimous approval of each Party’s voting committee member, or the Managers, as the case may be (an “Unapproved Matter”) within ten (10) Business Days after the relevant initial vote, or in the case of the Managers, the date of disagreement concerning a Manager Matter, then, in the case of an Unapproved Matter which is a Manager Matter, an Integration Matter or a Marketing Committee Matter, the Strategic Operating Committee shall in good faith attempt to resolve such matter.  Any such resolution by the Strategic Operating Committee shall be deemed to be the action and approval of the Relevant Decision Maker for purposes of this Agreement.  If after ten (10) Business Days, the Unapproved Matter remains unresolved by the Strategic Operating Committee, or in the case of an Unapproved Matter which is a SOC Matter, the failure to obtain the unanimous approval of the Strategic Operating Committee shall constitute a deadlock.  In the event of a deadlock, the final decision shall rest with the Company in the case of Company Matters and with the Bank in the case of Bank Matters.  If a deadlock should occur with respect to an Unapproved Matter that is neither a Company Matter nor a Bank Matter, such Program Decision Matter shall remain open and the then-current practice shall continue until the Parties mutually agree otherwise.

(C)          Notwithstanding anything to the contrary contained herein, the Bank shall not override any vote of the Company Designees of any Relevant Decision Maker in a way that would result in any aspect of the Program being more onerous or less beneficial to the Cardholders or the Company than Comparable Partner Programs unless (i) the Bank’s position on the issue is required by Applicable Law and (ii) the Bank adopts and certifies to the Company that it has adopted, the same position with respect to each of its and its Affiliates’ other Credit Card programs and portfolios that are similarly impacted by such Applicable Law or to which such Applicable Law could similarly be applied.

(D)          Any disagreement, controversy, dispute or claim arising out of or relating to this Agreement regarding any matter other than a Program Decision Matter, including any dispute regarding the interpretation of any provision of this Agreement with respect to the performance by either party hereunder (any such disagreement, controversy, dispute or claim, a “Dispute”), shall not be subject to the provisions of Section 3.2(d)(ii)(B), but shall be instead subject to the provisions of this Section 3.2(d)(ii)(D).  Any Dispute among the Parties (including any dispute regarding any amount payable hereunder) shall be submitted to the Strategic Operating Committee.  The Strategic Operating Committee shall in good faith attempt to resolve such matter.  If the Strategic Operating Committee fails to resolve the Dispute by unanimous agreement of each Party’s voting Strategic Operating Committee member within thirty (30) Business Days after such Dispute is submitted, then the Parties shall be free to exercise all legal and equitable rights in respect of such Dispute. Upon resolution of a Dispute by the Strategic Operating Committee relating to a payment to be made pursuant to this Agreement, the Party responsible for such payment shall make such payment (in such amount as determined by the Strategic Operating Committee) no later than five (5) Business Days following such resolution plus interest at the Prime Rate on any amount due computed from and including the date such amount should have been paid pursuant to this Agreement through and excluding the date of payment. This provision shall not limit either Party’s right to obtain any provisional remedy, including, without limitation, specific performance or injunctive relief from any court of competent jurisdiction, as may be necessary, in the aggrieved Party’s sole discretion, to protect its rights under this Agreement or to institute formal proceedings prior to the expiration of the dispute resolution period referred to in this Section 3.2(d)(ii)(D) to avoid the expiration of any applicable limitations period or to preserve a superior position with respect to other creditors.

(e)           Company Matters.  In accordance with and subject to this Section 3.2(e), the Company shall have the ultimate decision making authority with respect to any Unapproved Matters in respect of the following matters (the “Company Matters”):

(i)             the look, feel, marketing content and design, and changes thereto, of Company Credit Cards, Credit Card Documentation, the Program Website, any Program related social media pages or “apps,” Solicitation Materials or other communications to Cardholders, Bank Program Materials, Company Program Materials, and Account Documentation (except for other content thereof, form and content or the content of any Value Proposition materials that is required to comply with Applicable Law and the use therein of Bank Licensed Marks) and collateral aesthetics of any of the foregoing, subject in each case to the requirements imposed by the Specifications Book and format requirements imposed by Bank System limitations applicable uniformly to the Bank’s Comparable Partner Programs;

(ii)            the Marketing Plan, the marketing and promotion of the Program, and the usage of the Marketing Fund subject to Sections 5.2(b), 5.2(e) and 5.6(d);

(iii)          except as otherwise provided with respect to the Company’s commitments in (****);

(iv)          the approval of any (****) and, in each case, the approval of any (****) in respect thereof, proposed by the Bank (provided that, (****) are acceptable to both Parties);

(v)           the administration (****) , including the implementation of (****) or any other (****) in accordance with Section 4.6(a), determination of (****) and on the (****) ;

(vi)          approval of the provision of any (****) ;

(vii)         the addition of any (****) ;

(viii)        any changes to previously approved uses of (****) ;

(ix)           (****) (other than as required to comply with Applicable Law or to service the Accounts);

(x)            any changes to the Company’s (****) ; and

(xi)           the terms and provisions of any (****) except as set forth (****) or as otherwise required to comply with Applicable Law.

(f)            Bank Matters.  In accordance with and subject to this Section 3.2(f), the Bank shall have the ultimate decision making authority with respect to any Unapproved Matters in respect of the following matters (the “Bank Matters”):

(i)            changes to (****) ;

(ii)           changes in (****) ;

(iii)          changes to (****) ;

(iv)          subject to (****) ;

(v)           the (****) ;

(vi)          any changes to (****) ;

(vii)         except as otherwise provided (****) ;

(viii)        with respect to (****) ;

(ix)           the content of (****) ; and

(x)            the terms and conditions of (****).

3.3           Program Relationship Managers; Program Team.

(a)           The Company and the Bank shall each appoint one full-time employee as Program relationship manager (each, a “Manager”).  The Managers shall exercise day-to-day operational oversight of the Program, including the review, execution and/or approval (or disapproval) of all Manager Matters, and coordinate the partnership efforts between the Company and the Bank, shall report to the designees on the Marketing Committee and Strategic Operating Committee of the Party appointing such Manager and shall conduct their Program responsibilities in accordance with the actions and decisions of the Strategic Operating Committee made in compliance with the provisions of this Agreement.  Managers will collaborate to determine regular meeting dates, reporting requirements, management processes, and critical business issues that should be brought to the Strategic Operating Committee in accordance with Section 3.2(d)(ii)(B).  The Managers shall evidence approval of any Manager Matter by a writing signed by each Manager.  The Managers shall also execute the annual business plan for the Program.  The Company and the Bank shall endeavor to provide stability and continuity in the Manager positions and each Party’s other Program personnel.

(b)           The initial Manager of the Company is set forth in Schedule 3.3.

(c)           The initial Manager of the Bank is set forth in Schedule 3.3.  The Bank’s Manager’s (****) compensation shall (****). With respect to future Bank Manager candidates, the Bank shall seek to propose candidates with substantial Program relevant experience, including experience with the retail businesses, private label credit card programs, ecommerce initiatives, comparable customer demographics and loyalty programs.  (****)  The Bank shall regularly consult with the Company regarding the performance of the Bank’s Manager and shall consider in good faith any issues of concern raised by the Company with respect to the Bank’s Manager.

(d)           The Bank shall maintain a Program team having Competitive expertise and experience and meeting the requirements and specifications set forth in Schedule 3.3.  No member of the Bank’s Program team shall be reassigned to any program operated by the Bank or any of its Affiliates pursuant to any agreement or arrangement with any Comparable Partner Program, including those listed in Schedule 1.1(c), without the approval of the Company, until one (1) year following the expiration or termination of this Agreement.  For purposes of this Section 3.3(d), the program pursuant to the Zale Program Agreement shall not be considered a Comparable Partner Program.

(e)           The Bank shall make available to the Program the resources identified on Schedule 3.3(e) (collectively, the “Key Program Management Resources”).  The Bank shall endeavor to provide stability and continuity in its Key Program Management Resources.  The Bank shall notify the Company promptly in the event any of its Key Program Management Resources shall cease to act as such.  The Bank shall regularly consult with the Company regarding the performance of its Key Program Management Resources and shall consider in good faith any issues of concern raised by the Company with respect to its Key Program Management Resources.

(f)            The parties shall work in good faith to establish by mutual agreement appropriate protocols not inconsistent with the terms of this Agreement to the extent reasonably necessary to facilitate the management of the Program.

3.4           Firewalls.

(a)           Except as otherwise approved by the Company in writing, the Bank’s Key Program Management Resources shall (****) (****).

(b)           The Bank shall not use any Confidential Information of the Company for the benefit of any other product or program owned or operated by the Bank or any of its Affiliates except as expressly permitted in this Agreement.

ARTICLE IV

PROGRAM OPERATIONS

4.1           Operation of the Program.  (a) The initial Operating Procedures applicable to various aspects of the operation of the Program shall be the operating procedures attached hereto as Schedule 4.1.  Changes to such Operating Procedures shall be made as provided in Section 3.2(c)(ii)(A) provided that, with respect to any changes to Operating Procedures implemented pursuant to that Section, the Company shall be afforded sufficient time to implement any such change in a commercially reasonable manner.

(b) Each of the Parties hereto shall perform its obligations under this Agreement (i) in compliance with the terms and conditions of this Agreement, the Operating Procedures and other policies, procedures and practices, adopted pursuant to this Agreement, (ii) in good faith, (iii) in accordance with Applicable Law and (iv) in a manner consistent with the Program Objectives.

4.2           Certain Responsibilities of the Company.  In addition to its other obligations set forth elsewhere in this Agreement, the Company agrees that during the Term and continuing until the end of the Termination Period it shall either itself, through Affiliates, or through Service Providers approved, where applicable, in accordance with this Agreement:

(a)           in accordance with the Marketing Plan, solicit new Accounts through display in Company Channels of Solicitation Materials and of Applications provided by the Bank, and, to the extent set forth herein, provide a link to the Program Website and otherwise administer all marketing initiatives in the Company Channels in accordance with such Marketing Plan;

(b)          develop, implement and administer the Marketing Plan in accordance with this Agreement;

(c)           in accordance with Section 4.6(a), utilize Instant Credit and, to the extent approved by the Strategic Operating Committee, Real-Time Prescreen procedures in Company Channels in which the Bank makes such Instant Credit available, and provide Prequalification Requests wherever Instant Credit is available;

(d)           implement in a timely manner the aspects of the Integration Plan for which the Company is responsible;

(e)           receive In-Store Payments, subject to reimbursement from the Bank for the processing of such payments as provided in this Agreement;

(f)            process authorized Transactions in accordance with this Agreement and the Operating Procedures;

(g)           maintain adequate Systems and other equipment and facilities necessary for carrying out the Company’s obligations under this Agreement;

(h)           train the Company’s and its Affiliates’ sales and other personnel regarding the Program, using training materials developed by the Company and approved by the Bank;

(i)            share with the Bank seasonal marketing plans, or such portions thereof as are reasonably necessary for the purpose of allowing the Bank to comply with its obligations hereunder (including for clarity, its obligations in Schedule 7.3);

(j)            ensure the compliance of all Retail Merchants, other than the Company, with the obligations of the Company under the provisions hereof.

4.3           Certain Responsibilities of the Bank.  The Bank shall provide (****) either itself, through Affiliates, or through Service Providers approved, where applicable, in accordance with this Agreement, the services, materials and personnel necessary to operate the Program and to maintain, administer, service and collect on the Company Credit Cards issued pursuant hereto, in accordance with this Agreement and the Operating Procedures and any Marketing Plan in effect from time to time.  In furtherance of the foregoing, in addition to its other obligations set forth elsewhere in this Agreement, the Bank agrees that during the Term and continuing until the end of the Termination Period it shall:

(a)           cooperate in the development and administration of the Marketing Plan, implement its obligations under the Marketing Plan in Bank channels, solicit new Accounts in all channels (without limiting the Company’s obligations in Section 4.2(a)), including all solicitation provided for in the Marketing Plan;

(b)           review and process Prequalification Requests and Applications in accordance herewith and in accordance with the Risk Management Policies and the Operating Procedures;

(c)           prepare, process and deliver an adequate supply of Bank Program Materials in accordance with the terms of this Agreement;

(d)           comply (and cause its applicable Affiliates to comply) with the terms of the Credit Card Agreements, the Program Privacy Policy and all Cardholder opt-ins and opt-outs;

(e)           implement pre-screened Application programs in accordance with the Marketing Plans;

(f)            maintain call centers and call center personnel necessary and adequate to respond to inquiries from Cardholders, including in accordance with Section 4.11(a) and Section and Schedule 7.3, and with operating hours for the call centers related to the program as set forth in Schedule 7.3; address billing related claims and adjustments (including by making finance charge and late fee reversals), establish new Accounts, authorize transactions, and assign, increase and decrease credit lines, all in accordance with the terms of this Agreement, the Risk Management Policies and the Operating Procedures;

(g)           authorize or deny requests for authorization of transactions initiated with Company Credit Cards in accordance with this Agreement and the Risk Management Policies, including through real-time, immediate Application decisioning and extension of credit to qualifying Persons for real-time purchases by such Persons;

(h)           extend credit on newly originated and existing Accounts and fund Cardholder Indebtedness in accordance with this Agreement and the Risk Management Policies;

(i)            undertake required credit bureau reporting;

(j)            implement in a timely manner the aspects of the Integration Plan for which the Bank is responsible;

(k)           process authorized Transactions, remittances from Cardholders and credit balance refunds in accordance with the Operating Procedures and Applicable Law;

(l)            maintain adequate Systems, and other equipment and facilities necessary or appropriate for carrying out the Bank’s obligations under the Program, including satisfaction of the online and POS response time requirements, System uptime requirements and System maintenance procedures (and limitation thereon) specified in this Agreement;

(m)          provide training of personnel of the Company and its Affiliates regarding the Program, including by (A) promptly review and provide feedback on training materials prepared by the Company and approved by the Bank’s Manager; and (B) conducting direct training sessions for Company management and sales training personnel on an annual basis or more frequently as requested by the Company;

(n)           ensure that the Bank Program Materials, the Solicitation Materials and any other documentation used in connection with the Program, including, in each case, the design thereof, comply with the requirements of Applicable Law except with respect to any aspect thereof that has been determined at the direction of the Strategic Operating Committee based on the Company’s exercise of its right to break a deadlock with respect to an Unapproved Matter based on the status of that Unapproved Matter as a Company Matter;

(o)           provide all necessary support services to ensure the Program is fully operational in accordance with Applicable Law and the requirements of this Agreement;

(p)           provide field support, including activities (including associate training) related to Launch, new store, and special events and sharing best practices on in-store execution;

(q)           handle collection and recovery efforts in respect of Accounts and the servicing of Accounts in accordance with the Bank’s policies and practices applicable to the Program from time to time, the terms of this Agreement, including the Program Objectives, and Applicable Law;

(r)            provide personnel dedicated exclusively to the Program to the extent set forth in Section 3.3 and provide other customer-facing personnel to the extent set forth in Section 7.2(d); and

(s)            actively participate in the Company’s peak and holiday sales planning, monitoring and support meetings.

4.4           Ownership of Accounts; Account Documentation.

(a)           Except to the extent of the Company’s ownership of the Company Licensed Marks and its option to purchase the Program Assets under Section 17.2 hereof, and without limiting the Company’s right to review and approve the form and content of the Credit Cards and Bank Program Materials pursuant to Section 4.5 hereof, the Bank shall be the sole and exclusive owner of all Accounts and Account Documentation and shall have all rights, powers, and privileges with respect thereto as such owner; provided that, the Bank shall exercise such rights consistent with the provisions of this Agreement and Applicable Law.  All purchases of goods and services in connection with the Accounts and the Cardholder Indebtedness shall create the relationship of debtor and creditor between the relevant Cardholder and the Bank, respectively.  The Company acknowledges and agrees that (i) it has no right, title or interest (except for its right, title and interest in the Company Licensed Marks and the option to purchase the Program Assets under Section 17.2) in or to, any of the Accounts or Account Documentation or any proceeds of the foregoing, and (ii) the Bank extends credit directly to Cardholders.  As between the Company and the Bank, subject to the Bank’s chargeback rights in Sections 8.5 and 8.6, all credit losses, including fraud, credit, deceased, bankruptcy, or unauthorized transactions on Accounts, other than losses from Employee Fraud of the Company’s employees, shall be borne solely by the Bank without recourse to the Company.

(b)           Except as expressly provided herein, the Bank shall be entitled to (i) receive all payments made by Cardholders on Accounts, (ii) retain for its account all Cardholder Indebtedness and all other fees and income authorized by the Credit Card Agreements and collected by the Bank with respect to the Accounts and Cardholder Indebtedness, and (iii) retain for its account all income from selling Approved Ancillary Products as shall have been authorized by Section 5.5(b) or approved by the Strategic Operating Committee in connection with the approval of the offering of such Approved Ancillary Products.  For the avoidance of doubt, the Company shall retain all revenues it receives from all Inserts (other than any Inserts promoting the Company Credit Cards or Approved Ancillary Products that the Company may permit to be produced and distributed in accordance with the Marketing Plan).

(c)           The Bank shall fund all Cardholder Indebtedness on the Accounts.

(d)           The Bank shall have the exclusive right to effect collection of Cardholder Indebtedness and shall notify Cardholders to make payment directly to it in accordance with its instructions.  The Company grants to the Bank a limited power of attorney (coupled with an interest) to sign and endorse the Company’s name upon any form of payment that may have been issued in the Company’s name in respect of any Account.  The Bank shall, and shall ensure that any third party collectors, minimize the usage of the Company Licensed Marks or other names or marks of the Company in any collections efforts.

(e)           Notwithstanding the foregoing, the Company shall, on behalf of the Bank, accept payments made with respect to an Account in a physical store Company Channel as provided in Section 8.3.

4.5           Branding of Accounts/Company Credit Cards/Credit Card Documentation/Solicitation Materials.

(a)           Bank Program Materials.

(i)            The Bank shall be responsible for designing (subject to the Company’s design requirements to the extent not inconsistent with requirements imposed by the Specifications Book and format requirements imposed by Bank System limitations applicable uniformly to the Bank’s and its Affiliates’ partnership credit card portfolios), developing, preparing, producing and delivering, (****) , all Credit Card Documentation, the Program Privacy Policy, all servicing communications and all required legal disclosures used in connection with the Program (collectively, the “Bank Program Materials”). Subject to Applicable Law, (1) the Company shall have final approval rights over (****) , and as between the parties, shall own all rights in same.

(ii)           The Bank shall replace any lost, stolen or mutilated Credit Cards at the Cardholder’s request.

(iii)          At the Company’s request the Bank shall, to the extent permitted by Applicable Law and consistent with the Bank’s card issuance policies and the Specifications Book, each applied consistently to the Bank’s and its Affiliates’ private label card programs, reissue a Company Credit Card to each Cardholder meeting criteria specified in the Marketing Plan or determined by the Strategic Operating Committee (which may include shopping behavior, customer profiles or geographic location), in each case in replacement of such Cardholder’s then-existing Credit Card.  Notwithstanding the provisions of Section (****).

(iv)          In the event the Parties launch a Co-Branded Credit Card, the Bank shall, at the Company’s request, provide Co-Branded Credit Cards that are in compliance with the specifications developed by EMVCo for the secure acceptance and processing of Credit Cards; provided that, if the specifications developed by EMVCo become prevalent features in Comparable Partner Programs in the aggregate, the Bank shall incorporate such specifications at the request of the Company in the Company Credit Cards even in absence of launch of a Co-Branded Credit Card; and provided, further, that the Company shall (****).

(v)           Subject to Section 4.5(d) and, after the Effective Date, Section 7.2(e), the Bank shall (A) provide the Company’s Manager an opportunity to review the design, format, marketing content and other content specific to the Program and the look and feel of all Bank Program Materials and (****) provided, further, that following the Effective Date, with respect to Bank Program Materials other than those of a type referred to in Schedule 4.5(a)(v), the Bank’s obligation to permit review of Bank Program Materials other than those of a type referred to in Schedule 4.5(a)(v) shall be limited to (****) provided, however, that with respect to Bank Program Materials proposed to be used commencing on the Effective Date, the Bank shall use commercially reasonable efforts to provide proposed copies thereof within(****) provided, further, however, that with respect to servicing communications, the Bank shall use its reasonable best efforts to provide the (****). Any disagreements with respect to format, design or content of the Bank Program Materials subject to the Company’s approval shall be resolved in accordance with Section 3.2.

(b)           Company Program Materials.

(i)             Except as otherwise provided in the Marketing Plan, the Company shall be responsible for designing, developing, preparing and producing (subject to the Bank’s rights with respect thereto pursuant to Section 3.2(f), and subject to the requirements imposed by the Specifications Book and format requirements imposed by Bank System limitations applicable uniformly to the Bank’s Comparable Partner Programs), and for the systemic transmission of data to support the delivery to the Bank of, all Company Inserts, Solicitation Materials and advertising copy and scripts (collectively the “Company Program Materials”); provided that, the Bank shall be responsible for ensuring that all Company Program Materials comply with Applicable Law except with respect to any aspect thereof that has been determined at the direction of the Strategic Operating Committee based on Company’s exercise of its right to break a deadlock with respect to an Unapproved Matter based on the status of that Unapproved Matter as a Company Matter.

(ii)            Subject to Section 4.5(d), the Company shall provide the Bank’s Manager an opportunity to review (and, to the extent provided in clause (i) above, approve) all Company Program Materials, including for compliance with Applicable Law, and the Bank’s Manager shall review such Company Program Materials in a timely manner (but in no event later than five (5) Business Days from receipt by the Bank) and taking into account the Company’s production calendar; provided, however, that the Bank’s Manager shall have not less than thirty (30) Business Days to review Company Program Materials to be used on the Effective Date.  Any disagreements with respect to the format, design or content of the Company Program Materials shall be resolved in accordance with Section 3.2.

(c)           In the event that pursuant to the review process for Bank Program Materials and Company Program Materials, as applicable, the Bank’s Manager or the Company’s Manager identifies any changes to the Bank Program Materials or Company Program Materials, the other Manager shall either cause such changes to be made to such Bank Program Materials or Company Program Materials, as applicable, or, if the Managers are unable to resolve any dispute with regard to such Bank Program Materials or Company Program Materials, either Manager may refer any disagreement regarding such proposed changes to the dispute resolution processes of Section 3.2.

(d)           Prior to the Effective Date, the Company’s Manager and the Bank’s Manager shall mutually approve an advertising guide with respect to certain frequently used Bank Program Materials or Company Program Materials (including customer service communications templates) agreed to by the Managers (as amended from time to time by mutual agreement of the Managers, the “Advertising Guide”).  The Company and the Bank agree that all Bank Program Materials or Company Program Materials addressed in the Advertising Guide and produced by the Company or the Bank, as applicable, shall conform with the requirements of the Advertising Guide, except as otherwise approved by the Bank or the Company.  The Advertising Guide will establish the parameters of when such designated Company Program Materials or Bank Program Materials can be utilized.  Once the Bank approves uses of Company Program Materials or Bank Program Materials, including as set forth in the Advertising Guide, through the end of the Term, they may be re-used by the Company for (****) without being re-submitted for the Bank’s review, provided that the Company does not change the Company Program Materials or Bank Program Materials in any way, including the purpose for which the Company Program Materials or Bank Program Materials are used, and subject to changes in Applicable Law that, in the Bank’s sole discretion, would necessitate additional review and approval by the Bank, it being understood that the Bank shall notify the Company of any changes in Applicable Law that would necessitate such additional review and approvals.  In accordance with the Advertising Guide and the preceding sentence, the Company or the Bank shall be entitled to disseminate Company Program Materials or Bank Program Materials that are addressed in and comply with the Advertising Guide (****). The Advertising Guide will be (****) and Company Program Materials or Bank Program Materials shall be modified to conform with any changes thereto.

4.6           Underwriting and Risk Management.

(a)           The Bank shall accept or reject any Application based solely upon application of the credit criteria contained in the then-current Risk Management Policies and in accordance with Applicable Law and the definition of “Program Eligible Applicants”.  Upon satisfaction by an Applicant of the applicable credit criteria set forth in the Risk Management Policies, Applicable Law and the definition of “Program Eligible Applicant”, the Bank shall promptly establish an Account for such Applicant.  (****).

(b)           The Bank shall operate the Program in compliance with the Risk Management Policies and Collections Policies, as such Risk Management Policies and Collections Policies may be amended from time to time in accordance with the provisions of this Agreement.  The material elements of the Risk Management Policies to be in effect as of the Effective Date are attached hereto as Schedule 4.6(b).  (****) In connection with any proposed change to the Risk Management Policies, unless otherwise agreed by the Company, the Bank shall deliver to the Company all of the following information relating to each such proposed change (****):

(****)

(c)           The Bank shall not implement or require the Company to implement any significant change to the Risk Management Policies (****) ; provided, however, that the Bank may in any event implement a change required by Applicable Law at any time such Applicable Law becomes effective (or in the case of any Applicable Law already in effect, at any time such Applicable Law is determined to be required to be applied to the Bank or the Program). The Bank shall notify the Company in writing at least (****) to a change to the Risk Management Policies required by Applicable Law, unless the Bank is required by Applicable Law to implement such change in less than (****) the date on which the Bank first becomes aware that such a change will likely be required, in which case the Bank shall provide the Company with notice as soon as practicable following the date the Bank becomes aware such change will likely be so required.

(d)           (****) the Bank shall comply with the requirements of (****) with respect to the (****) referred to in such Schedule(****).

(e)           The Bank shall perform all commercially reasonable functions in accordance with the Risk Management Policies to minimize fraud in the Program due to lost, stolen or counterfeit cards and fraudulent applications.  (****)

(f)            The Bank shall consider and propose from time to time (****) (****).

(g)           The Bank shall handle all stages of collections of Accounts in accordance with the Collections Policies. (****):

(****)

(h)           (****)

4.7           Cardholder Terms.

(a)           The terms and conditions of the Accounts set forth on Schedule 4.7(a) originated after the Effective Date shall be, and such terms and conditions of the Purchased Accounts shall be amended by the Bank effective as of the Systems Conversion Date (or as soon thereafter as is practicable in accordance with Applicable Law) to be, the terms and conditions set forth on Schedule 4.7(a).

(b)           (****)

(c)           Payment Plans.  Commencing on the Effective Date and, subject to changes thereto as may be approved by the Relevant Decision Maker pursuant to Article III, throughout the Term and Termination Period, the Bank shall, at its own expense, offer the “Payment Plans” as provided in Schedule 4.7(c) (except for any merchant discount to be funded by the Company pursuant to this section and without limiting Company’s obligations in respect of costs of Solicitation Materials produced by the Company).  The Bank shall notify the Company in writing at least thirty (30) days prior to a notification to Cardholders of any change to features, terms or conditions required by Applicable Law, unless the Bank is required by Applicable Law to implement such change in less than thirty (30) days from the date on which the Bank first becomes aware that such a change will likely be required, in which case the Bank shall provide the Company with notice as soon as practicable following the date the Bank becomes aware such change will likely be so required.  The Company and the Bank may each propose that one or more new Payment Plans not listed in Schedule 4.7(c) shall be incorporated into the Program, which proposals shall be subject to the approval of the Strategic Operating Committee.

4.8           Program Website; Mobile Apps.

(a)           Development of Program Website.  The Bank shall develop and maintain (and upgrade and enhance, to include any new technology or features that are used among Comparable Partner Programs), at the Bank’s expense, a Competitive Company-branded website, which shall include a mobile-optimized website for access through mobile (including smartphone and tablet) devices (and mobile applications), providing internet services for Cardholders and potential Cardholders with the look and feel consistent with the Company’s website subject to the Specifications Book, which shall be operational commencing with the Effective Date (the foregoing, the “Program Website”).  All written marketing content of the Program Website (other than content thereon constituting copies of or links to Bank Program Materials) shall be deemed Solicitation Materials subject to review and approval of the Marketing Committee in accordance with the provisions of Section 4.5.  After the Effective Date, the Bank shall cause the Program Website to be accessed primarily by means of links from the Company’s website or links displayed by Internet search engines, as described in the immediately following sentence, to be inaccessible from Bank-branded websites, and to contain or otherwise be associated with only such material and links as shall be approved by the Marketing Committee from time to time.  For clarity, Bank communications with Cardholders regarding billing, payment or servicing matters may include links to the Program Website in furtherance of such matters.  The Company’s website will provide links to the Program Website on: (i) its home page, (ii) its check-out page, and (iii) such other pages of its website as the Marketing Committee shall determine from time to time.  The Program Website shall also include links back to the Company’s website on the Program Website home page and such other pages as the Marketing Committee shall determine from time to time.  The Program Website shall include the following functions, any other features and functionality as are made available by the Bank or its Affiliates’ on the program websites of any other private label or private label and co-branded credit card programs (but with respect to private label and co-branded credit card programs, only those features and functionality relevant to the private label component thereof) for which the Bank is issuer or servicer (which features and functionality shall be provided to the Company as soon as reasonably practicable after becoming available to such other programs, unless otherwise elected by the Company), and such other functions as may be approved by the Marketing Committee from time to time (the Program Website and such functionality, collectively, the “Internet Services”):

(i)             Applications.  The Program Website shall permit prospective Applicants to access and submit a Prequalification Request, to access an Application upon valid determination in accordance with the terms hereof of the prospective Applicant’s status as a Program Eligible Applicant, to complete and submit the Application online and receive real-time approvals of such Application in accordance with the Risk Management Policies and Operating Procedures and shall operate such that once an Application is approved online, the related Account shall be immediately available for use online and in all Company Channels.  Prequalification Requests submitted online that are submitted by prospective Applicants that the Bank validly determines in accordance with the terms hereof do not meet the criteria of Program Eligible Applicants shall be made available in real time to the Company for submission to a Secondary Program provider.  In the case the Bank validly determines in accordance with the terms hereof that a Prequalification Request submitted online was submitted by a Disqualified Shopper, then the Bank will not deliver a real-time decline but shall instead notify such Disqualified Shopper that there are no prequalified offers available and the Bank shall subsequently issue an adverse action letter to such Shopper. Applications submitted online (A) that are declined in accordance with the Risk Management Policies and Operating Procedures shall be made available in real-time to the Company and, subject to Section 2.2(b), any Second-Look Program providers, and (B) that are otherwise not approved in accordance with the Risk Management Policies will not receive real-time declines but shall instead be notified that their Application requires further review.  The Program Website shall only make proactive offers of credit to potential Cardholders if such potential Cardholders are Program Eligible Applicants that have already been pre-approved in accordance with the Risk Management Policies through a pre-screening process; provided that, the Program Website shall only make proactive offers of credit at such times and in such manner and through use of such Solicitation Materials as the Company has previously approved in writing.

(ii)           Cardholder Customer Service. From and after the Effective Date, the Program Website shall provide to Cardholders at least the functionality described in Schedule 4.8(a)(ii)(A).  The Bank shall use commercially reasonable efforts to ensure the Program Website provides functionality that is not listed on Schedule 4.8(a)(ii)(A) to the extent such functionality was provided through websites of the Company and its Affiliates prior to the date hereof; provided, that the Company notifies the Bank of any such additional functionality and provides the Bank with reasonable time after such notice to make such functionality available on the Program Website; and provided, further, that Launch shall not be delayed on the basis of the lack of functionality not listed on Schedule 4.8(a)(ii)(A). Within a commercially reasonable time and no later than one year after the Company’s request, the Program Website shall provide to Cardholders the enhanced functionality described on Schedule 4.8(a)(ii)(B).

(b)           Performance Standards.  The Bank shall provide the Internet Services free, in all material respects, from programming errors and defects in workmanship and materials that impact functionality, accuracy or security of the Internet Services or the ability of Cardholders to use the Internet Services and in accordance with Industry Standards.  The Bank shall conform the Program Website to the performance capabilities, characteristics, functions and other standards generally applicable to leading private label Credit Card program websites in addition to those expressly required under this Agreement, and the Internet Services shall be consistent with the Comparable Partner Programs.

(c)           Customer Privacy.  The Bank shall ensure that a hyperlink to the Program Privacy Policy is clearly and prominently posted on the top or bottom of every page of the Program Website.

(d)           Server Condition.  The Bank shall host the Program Website on a server located in the United States that is in the sole control of the Bank and/or its Affiliates and shall cause the Program Website to (i) be in good operating condition, (ii) contain sufficient operating capability to allow access to the Program Website in compliance with Schedule 7.3, and (iii) operate within the servicing standards set forth in Schedule 7.3.

(e)           Program Website Maintenance.  During the Term of this Agreement and continuing until the end of the Termination Period, the Bank shall:

(i)            ensure that the Program Website is at all times solely under the control of the Bank and/or its Affiliates (subject to the Company’s rights under this Agreement) and is hosted solely on a server described in Section 4.8(d) and shall notify the Company in advance in writing if it intends to change the server hosting the Program Website; and

(ii)           ensure that the Bank or its Affiliates at all times owns all Systems used in connection with the Internet Services, or has the right to same; and ensure that the Internet Services and such Systems and Bank-owned content and the operation thereof do not infringe or violate any Intellectual Property or other rights of any third party.

(f)            Mobile Access to Program Website.  The Bank shall use commercially reasonable efforts to cause the Program Website and all Internet Services to be fully accessible from all industry-standard internet browsers accessed on mobile devices, smartphones and tablets (including those run on iOS or Android software) and to (i) be in good operating condition, (ii) contain sufficient operating capability to allow access to such Program Website as required by Schedule 7.3.

4.9           Sales Taxes.  The Company will pay when due any sales or similar taxes due and payable by it relating to the sale of Goods or Services financed on Accounts.  The Parties agree that recoveries of sales or similar taxes that were imposed on the sale of Goods or Services attributable to any Account that the Bank determines to be non-collectable during the Term of this Agreement (****).

4.10         Value Propositions; Loyalty Programs.

(a)           General.  Subject to the terms and conditions hereof, the Company shall have sole discretion as to whether to offer a Value Proposition to Cardholders.  The Company shall develop the design, format, and terms and conditions of the Value Proposition in consultation with the Bank’s Manager and as approved by the Strategic Operating Committee; provided that, without limitation of the foregoing, the Bank’s Manager shall have a minimum of thirty (30) days to review and comment on all such elements of the Value Proposition.  The Company shall have ultimate decision-making authority with respect to the Value Proposition and may make any modifications thereto as the Company may determine from time to time.  For the avoidance of doubt, the Bank may not make any changes to any element of a Value Proposition without the Company’s approval; provided that, the Company shall be responsible for ensuring, at its own cost, that the Value Proposition complies with Applicable Law.  Subject to Article XVIII, the Bank shall bear no liabilities arising under the Value Proposition.

(b)           Value Proposition Support.  The Bank shall be responsible for accounting and servicing of all rewards under other Value Propositions associated with the Program, as well as value proposition testing (and reporting the results of such testing to the Company) as may be reasonably requested by the Company from time to time; and in the event that the Company makes modifications to the Value Propositions, the Bank shall also provide, at its sole cost and expense, functionality to support such modifications; provided, however, that such accounting servicing and other such modifications shall require functionality that is compatible with the Bank’s then existing capabilities available to other clients of the Bank.

(c)           Other Programs.  For the avoidance of doubt, the Company and its Affiliates shall be free to offer, establish, maintain, modify or participate in any loyalty or rewards program of any type, whether or not related to or integrated with Company Credit Cards.

(****)

4.11         Program Competitiveness.

(a)           Customer Experience.  The Bank shall ensure that the Program’s features and functionality shall be Competitive.  In furtherance of the foregoing, the Bank shall use commercially reasonable efforts to ensure that the Bank and its Affiliates perform their obligations hereunder at all times in such a way as to ensure a level of customer service to Cardholders and a consumer experience to Applicants and Cardholders that is consistent with the Company’s brand.  The Bank represents that the SLAs set forth on Schedule 7.3 are, as of the date of this Agreement, competitive in the aggregate with the customer service level standards provided to the Comparable Partner Programs as of such date.  Without limiting the foregoing, the Bank shall perform its obligations hereunder (x) with no less than a reasonable degree of care and diligence, and (y) with no less care and diligence than that degree of care and diligence employed by the Bank and its Affiliates with respect to its obligations relating to the Comparable Partner Programs.  The Bank and its Affiliates and Service Providers shall perform their respective service obligations hereunder at all times in such a way as to not disparage or embarrass the Company or its name or brands.

(b)           Marketplace Developments.  Not less than (****) and at such other times as the Company may request, the (****).  If the Company reasonably believes that a feature or capability so available in the marketplace would enhance Program functionality or the Cardholder experience, (****).

ARTICLE V

MARKETING

5.1           Promotion of Program.  In accordance with the Marketing Plan, the Company and the Bank shall cooperate with each other and actively support and promote the Program to both existing and potential Cardholders.

5.2           Marketing Commitment.

(a)           (****) (****), the Bank shall credit into a marketing fund maintained by the Bank an amount equal(****).

(b)          The Marketing Fund shall be used, in accordance with the Marketing Plan, by the Company and its Affiliates, and to the extent approved by the Marketing Committee, the Bank, and its Affiliates, to cover the cost (****) of such marketing of the Program as the Company and its Affiliates shall elect from time to time, which marketing may include the following:

(****)

(c)           The Company shall deliver to the Bank from time to time, an invoice reflecting amounts expended by the Company and eligible for reimbursement through the Marketing Fund.  The Bank shall reimburse the Company for such invoiced expenses subject to the limits set forth in Section 5.2(d).

(d)           (****)

(e)           For the avoidance of doubt, the Marketing Commitment shall not be used to fund the following activities, which shall be funded by the Bank or the Company, as stated below.

(****)

5.3           Communications with Cardholders.

(a)           Company Inserts.  The Company and its Affiliates shall have the exclusive right to communicate with Cardholders, except for the Bank’s servicing messages and any message required by Applicable Law, through use of inserts, onserts, fillers and bangtails (which shall be included on all billing envelopes) (collectively, “Inserts”), including Inserts selectively targeted for particular segments of Cardholders, in any and all Billing Statements (including electronic Billing Statements) and envelopes, subject to production requirements contained in the Operating Procedures, the Bank’s System limitations, the Specifications Book, and Applicable Law.  (****)  The Bank shall provide the Company with as much advance notice as is reasonably practicable regarding the Bank’s intent to use Inserts for any of such messages by the Bank. If the insertion of Inserts in particular Billing Statements would increase the postage costs for such Billing Statements, the Company agrees to either pay for the incremental postage cost (provided in proportion to the weight of such Inserts relative to the weight of all inserts in such Billing Statements) or prioritize the use of Inserts to avoid postage cost over-runs.  The Bank’s Manager shall provide the Company with as much advance notice as reasonably practicable regarding the inclusion of a particular Insert in particular Billing Statements. The Company shall be entitled to deliver Insert materials to the Bank no later than fourteen (14) Business Days prior to the Bank’s mailing date for inclusion in a mailing. The Company shall retain all revenues it receives from all Inserts (other than any Inserts promoting the Company Credit Cards or Approved Ancillary Products that the Company may permit to be produced and distributed in accordance with the Marketing Plan).  For the avoidance of doubt, other than with respect to Inserts required by the Bank for servicing or otherwise by Bank policies or Applicable Law, the Bank shall have no right to communicate with Cardholders via Inserts without the prior approval of the Company.

(b)           Billing Statement Messages.  Except for the Bank’s servicing messages and as otherwise required by Applicable Law, the Company and its Affiliates shall have the exclusive right to use Billing Statement (including electronic Billing Statement) messages and Billing Statement envelope and return envelope (or electronic mail) messages in each Billing Cycle to communicate with Cardholders, subject to production requirements contained in the Operating Procedures, the Bank’s System limitations, the Specifications Book, and Applicable Law; (****). Notwithstanding the foregoing, any Billing Statement messages required by Applicable Law and any servicing messages to be included as Billing Statement messages shall take precedence over the Company’s and its Affiliates’ messages.  The Bank shall provide the Company with as much advance notice as reasonably practicable regarding the Bank’s intent to use the Billing Statement for any of such messages by the Bank. The Company shall be entitled to deliver Billing Statement materials to the Bank no later than five (5) Business Days prior to the Bank’s mailing date for inclusion in a mailing.  The Bank shall, at no cost to the Company, provide the ability to deliver customized Billing Statement messages (in paper and electronic Billing Statements) to Cardholders, including differentiated messages to Cardholders in the Billing Statements delivered in any single Billing Cycle on the basis of criteria such as shopping behavior, customer profiles or geographic location.

5.4           Additional Marketing Support.

(a)           Upon the request of the Company from time to time, the Bank shall perform the following marketing functions (****) the Company shall be responsible for all out-of-pocket expenses in connection with the following:

(****)

In the event that any change in Applicable Law would result in the compliance by the Bank of any of its obligations pursuant to this Section 5.4(a) being deemed a “consumer reporting agency” for purposes of the Fair Credit Reporting Act, the Bank shall not be required to take such actions affected by such change in Applicable Law that would so result in Bank being deemed a “consumer reporting agency.”  In such an event, the Bank shall take all actions reasonably requested by the Company and permitted by Applicable Law in order to permit the performance of the marketing functions herein without delay and in a manner that would not cause the Bank to be considered a consumer reporting agency.

(b)           Following the Effective Date, the Bank shall, (****).

5.5           Approved Ancillary Products.

(a)           Except for the Approved Ancillary Products and the Company Credit Cards, the Bank and its Affiliates shall not offer (except as directed by the Company) any goods or services to Cardholders or through the Program.  From time to time, the Bank may propose to solicit Cardholders for products or services other than the foregoing.  If the Company agrees to permit such solicitation, such solicitation shall only be permitted on the terms (including terms relating to the compensation of the Company with respect thereto) agreed by the Company.

(b)           From and after the Effective Date, the Bank shall be permitted to offer its proprietary debt cancellation feature to Cardholders as an Approved Ancillary Product.  The Bank acknowledges and agrees that the issuer of the Secondary Program or any Second-Look Program may offer its own debt cancellation product solely to its own customers and that such product may be similar or identical to the Bank’s product in its terms, features, positioning and appearance.

5.6           Marketing Plan.

(a)           Promptly following the date hereof, the Company shall develop, in consultation with Bank’s Manager, a proposed Marketing Plan for the period from the Effective Date through the end of the first Fiscal Year of the Program.  Such proposed Marketing Plan, with any modifications thereto approved by the Parties, shall be submitted for approval by the Marketing Committee in accordance with Article III prior to the Effective Date, and the proposed Marketing Plan so submitted, with any modifications thereto approved by the Marketing Committee pursuant to Article III, shall be the “Marketing Plan” for the first Fiscal Year of the Program.  For each Fiscal Year thereafter, the Bank shall develop, in consultation with the Company’s Manager (and such other individuals designated by the Company), a proposed Marketing Plan, which (together with any modifications thereto approved by the Parties) shall be submitted for approval by the Marketing Committee on or before the ninetieth (90th) day prior to the end of the Fiscal Year prior to the Fiscal Year covered by the Marketing Plan, and such proposed Marketing Plan so submitted, with any modifications thereto approved by the Marketing Committee pursuant to Article III, shall be the “Marketing Plan” for the Fiscal Year covered thereby.

(b)           Each Marketing Plan shall outline, for each Company Channel, all programs, and shall include at least the following information for each program:

(****)

(c)          (****)

(d)          (****)

(e)           Changes to the Marketing Plan may be proposed by either Party and considered for approval or disapproval by the Marketing Committee pursuant to the provisions of Article III.

(f)           (****)

ARTICLE VI

CARDHOLDER INFORMATION

6.1           Customer Information.

(a)           All sharing, use and disclosure of Cardholder Data and Shopper Data under this Agreement shall be subject to Applicable Law, the Program Privacy Policy, and the provisions of this Article VI.  The Parties acknowledge that the same or similar information may be contained in the Cardholder Data and the Shopper Data, and a Party’s right to use or disclose Cardholder Data or Shopper Data shall be without regard to any additional restrictions in the other definitions. By way of example and not limitation, if a Cardholder makes a purchase of Goods and Services with a Company Credit Card, the Company may use and disclose the Shopper Data relating to that purchase for all purposes permitted with respect to Shopper Data hereunder, notwithstanding that such information may also constitute Cardholder Data, and absent such classification as Shopper Data, would be subject to restrictions governing Cardholder Data or Account Documentation. Notwithstanding anything to the contrary in this Agreement, the fact that any information constituting Shopper Data is the same as information constituting Cardholder Data shall not limit any of the Company’s rights in and to, or impose any obligations in respect of, the Shopper Data as set forth in Section 6.3.

(b)           Each Party agrees that any unauthorized use or disclosure of Cardholder Data by either Party or Shopper Data by the Bank or Shopper Data that is identical to Cardholder Data and that was provided by Applicants or Cardholders in connection with the Program (“Program Generated Shopper Data”) would cause immediate and irreparable harm for which money damages would not constitute an adequate remedy.  In that event, the Parties agree that injunctive relief shall be warranted in addition to any other remedies a party may have.

(c)           The Company and the Bank shall each establish and maintain appropriate administrative, technical and physical safeguards to protect the security, confidentiality and integrity of the Cardholder Data, the Bank to the extent it possesses Shopper Data, and the Company to the extent it possesses Program Generated Shopper Data, in each case, designed to meet all requirements of Applicable Law, including, at a minimum, maintenance of an information security program that is designed to: (i) ensure the security and confidentiality of the Cardholder Data, and, with respect to the Bank to the extent it possesses Shopper Data, and the Company to the extent it possesses Program Generated Shopper Data; (ii) protect against any anticipated threats or hazards to the security or integrity of the Cardholder Data and, with respect to the Bank to the extent it possesses Shopper Data, and the Company to the extent it possesses Program Generated Shopper Data; (iii) protect against unauthorized access to or modification, destruction, disclosure or use of the Cardholder Data and, with respect to the Bank to the extent it possesses Shopper Data, and the Company to the extent it possesses Program Generated Shopper Data; and (iv) ensure the proper disposal of Cardholder Data and, with respect to the Bank to the extent it possesses Shopper Data, and the Company to the extent it possesses Program Generated Shopper Data.  Additionally, such security measures shall meet current Industry Standards and shall be at least as protective as those used by each Party to protect its other confidential customer information but in no event less than a reasonable standard of care. The Parties will ensure that any third party to whom it transfers or discloses Cardholder Data or, with respect to the Bank to the extent it possesses Shopper Data, or the Company to the extent it possesses Program Generated Shopper Data, signs a written contract with the party transferring or disclosing such data to the third party in which such third party agrees to substantively the same privacy and security provisions as those in this Agreement and agrees that the owner of such data is a third-party beneficiary thereof for the purposes of protecting such data.  Information transferred by one Party on behalf or at the direction of the other will be considered information transferred by the Party requesting or directing the transfer.  The Bank shall treat Shopper Data and the Company shall treat Program Generated Shopper Data as if it were its own “customer information” or “personally identifiable information” collected by the Bank for purposes of Applicable Law or Industry Standards, and any administrative, technical and physical safeguards, and the provisions of this Section 6.1, applicable to the Cardholder Data shall be similarly applied by the Bank to the Shopper Data and the Company to Program Generated Shopper Data.

(d)           (****)

(e)           Each Party shall, subject to Applicable Law, promptly provide to the other Party a complete list of any Persons who have requested to be on the respective Party’s “do not call” and/or “do not mail” lists (or other similar lists).  Upon receipt of such lists, the Bank shall promptly comply with such requests with respect to its solicitation of Company Credit Cards and Approved Ancillary Products, and the Company shall promptly comply with such requests with respect to its telemarketing and other solicitations with respect to the Program.

6.2           Cardholder Data.

(a)           As among the Parties hereto, the Cardholder Data shall be the property of and exclusively owned by the Bank.  The Company acknowledges and agrees that, subject to its rights pursuant to Section 17.2, it has no proprietary interest in the Cardholder Data.

(b)           The Program Privacy Policy applicable to the Cardholder Data is attached as Schedule 6.2(b) hereto.  Any modifications to the Program Privacy Policy shall be approved by the Strategic Operating Committee, provided that, the Program Privacy Policy shall comply with Applicable Law at all times and shall not provide for any reduction in the access to, or disclosure or use of Cardholder Data by the Company and its Affiliates as compared with the Program Privacy Policy in effect on the Effective Date.

(c)           The Bank may use the Cardholder Data in compliance with Applicable Law and the Program Privacy Policy (****).

(d)           The Bank shall not, directly or indirectly, sell, transfer, or rent (or permit others to do same), the Cardholder Data, and shall not, directly or indirectly, disclose the Cardholder Data, except for disclosure in compliance with Applicable Law and the Program Privacy Policy solely:

(****)

(e)           From and after the Effective Date, subject to Applicable Law and the Program Privacy Policy, the Bank shall provide the Company with unlimited access, through the Bank’s data analysts, to all Cardholder Data obtained by the Bank in connection with the Program, which includes at least the items listed below as set forth in greater detail on Schedule 6.2(e).  In addition, subject to Applicable Law, and as reasonably requested by the Company, the Bank shall provide the Company with an updated copy of the master file or such elements thereof as may be requested by the Company.  (****)

(****)

(f)          (****)

(g)         (****)

(h)          The Company may disclose the Cardholder Data in compliance with Applicable Law and the Program Privacy Policy solely:

(i)            to its Service Providers authorized in accordance with this Agreement solely on a “need to know” basis in connection with a permitted use of the Cardholder Data pursuant to Section 6.2(g)(****)

(ii)           to its Affiliates (including, for this purpose, the Zale Group) and its and their Representatives on a “need to know” basis in connection with a permitted use of the Cardholder Data pursuant to Section 6.2(g)(****)

(iii)          to any Governmental Authority with authority over the Company or its Affiliates, or their respective Service Providers (****)

(iv)          as otherwise permitted by Applicable Law and the Program Privacy Policy; (****).

(i)            With respect to the sharing, use and disclosure of the Cardholder Data following the termination of this Agreement:

(i)            the rights and obligations of the Parties under this Section 6.2 shall continue through any Termination Period and, if applicable, any interim servicing period pursuant to Section 17.2(h);

(ii)           if the Company exercises its purchase rights under Section 17.2, the Bank shall transfer its right, title and interest in the Cardholder Data to the Company or its Nominated Purchaser as part of such transaction, and the Bank’s right to use and disclose the Cardholder Data shall terminate upon the termination of the Termination Period and, promptly following such termination of the Termination Period, the Bank shall return or destroy all Cardholder Data and shall certify such return or destruction to the Company upon request; provided, however, that, if the Bank is obligated to retain any Cardholder Data pursuant to requirements of Applicable Law or the Bank’s disaster recovery plan, or internal retention policies, the Bank shall maintain the strict confidentiality and security of such Cardholder Data and shall not use such Cardholder Data for any other purpose; provided further, that if the Bank is performing interim servicing for the Nominated Purchaser pursuant to Section 17.2(h), the Bank may continue to use Cardholder Data to the extent necessary to perform such servicing; and

(iii)          if the Company provides notice that it shall not exercise its purchase rights under Section 17.2, or otherwise fails to exercise its option within the time period specified in Section 17.2, the Company’s right to use and disclose the Cardholder Data shall terminate, and the restrictions hereunder on the Bank’s use and disclosure of Cardholder Data shall terminate, except that in no event may the Bank or any of its Affiliates disclose Cardholder Data to any retailer or use Cardholder Data in any way for the benefit of any retailer or retail credit card program or in any manner inconsistent with the limitations on the Bank’s rights to dispose of the Program Assets pursuant to Section 17.4.  The foregoing provisions shall in no way be construed as to extend the Bank’s rights to use the Company Licensed Marks, the Company’s name or any Intellectual Property of the Company, all of which rights shall be expressly limited as set forth in Article X and shall terminate as set forth in Section 17.4(c).

6.3           Shopper Data; Qualified Signet Customer List.

(a)           The Bank acknowledges that the Company and its Affiliates gather information about actual and prospective purchasers of Goods and Services and that the Company and its Affiliates have rights to use and disclose such Shopper Data independent of the Program, and the Company and its Affiliates shall not be subject to any limitations (including any limitations set forth in this Article VI or otherwise set forth in this Agreement) in respect of their right to use and disclose such Shopper Data notwithstanding that such Shopper Data may also include Cardholder Data or information contained in or derived therefrom. As between the Company and the Bank, all the Shopper Data shall be owned exclusively by the Company.  The Bank acknowledges and agrees that it has no proprietary interest in the Shopper Data.  To the extent the Bank is the direct recipient of such data, it shall provide such data to the Company in such format and at such times as shall be specified in accordance with this Agreement.  The Bank shall cooperate in the maintenance of the Shopper Data and other data, including by incorporating in the Application and Credit Card Agreement provisions mutually agreed to by the Parties pursuant to which Applicants and Cardholders shall agree that they are providing their identifying information and all updates thereto and all transaction data from Company Channels to both the Bank and the Company and its Affiliates.  For the avoidance of doubt, and without limiting any other Shopper Data that may from time to time exist, the following information shall be deemed Shopper Data:

(i)            for any customer who has applied for a Company Credit Card, regardless of the channel through which such Application was completed or submitted (1) the customer’s name, address, email address, telephone number, social security number and all other commercially reasonable information supplied on the Application or prescreened response submitted by the customer (including any such information with respect to any authorized user or joint obligor in the case of a joint account); and (2) an indication of whether or not the customer has been approved for a Company Credit Card;

(ii)           for any Cardholder, (1) the Cardholder’s name, address, email address, telephone number, social security number and Account number; (2) any reported change to any of the foregoing information; and (3) Cardholder transaction and experience data in the Company Channels at a detailed, line-item level that provides all detail provided to the Company and its Affiliates prior to the Effective Date; provided that, such additional details referred to in clause (3) continue to be received through the Company Channels; and

(iii)          for any customer that accesses the Company’s website or mobile Company Channels, any personally identifiable information obtained in connection with such access (including information that is obtained by utilizing the foregoing information or any other Shopper Data).

In the event that any change in Applicable Law would result in the compliance by the Bank of any of its obligations pursuant to this Section 6.3(a) being deemed a “consumer reporting agency” for purposes of the Fair Credit Reporting Act, the Bank shall not be required to take such actions affected by such change in Applicable Law that would so result in Bank being deemed a “consumer reporting agency.”  In such an event, the Bank shall take all actions reasonably requested by the Company and permitted by Applicable Law in order to permit the delivery of the information referred to in this Section 6.3(a) in a manner that would not cause the Bank to be considered a consumer reporting agency.

(b)          Subject to compliance with Applicable Law, the Company’s privacy policies, the Marketing Plan and such criteria (including format) as may be mutually agreed to from time to time, the Company may from time to time make available to the Bank, free of charge, a Qualified Signet Customer List.  As between the Company and the Bank, any Qualified Signet Customer List shall be owned exclusively by the Company.  The Bank acknowledges and agrees that it has no proprietary interest in any Qualified Signet Customer List.

(c)           The Bank shall not use, or permit to be used, directly or indirectly, the Shopper Data, other than to transfer such data to the Company to the extent received by the Bank.  Notwithstanding the foregoing, the Bank may use any Qualified Signet Customer List in compliance with Applicable Law solely for purposes of soliciting customers listed in such Qualified Signet Customer List for Accounts or as required by Applicable Law.

(d)          The Bank shall not, directly or indirectly, sell, transfer, or rent (or permit others to do same) the Shopper Data, and shall not, directly or indirectly, disclose the Shopper Data, except for disclosure in compliance with Applicable Law solely:

(i)            to its Service Providers authorized in accordance with the Agreement solely on a “need to know” basis in connection with a permitted use of the Shopper Data or Qualified Signet Customer List pursuant to Section 6.3(c), provided that, each such Service Provider agrees in a written agreement reasonably satisfactory to the Company to (a) maintain all such Shopper Data or Qualified Signet Customer List as strictly confidential and not to use or disclose such information to any Person other than the Bank or the Company, except as required by Applicable Law or any Governmental Authority with authority over such Service Provider (after giving the Bank and the Company prior notice and an opportunity to defend against such disclosure); (b) maintain an information security program that is designed to meet all requirements of Applicable Law, including, at a minimum, all requirements set forth in Section 6.1(c); and (c) notify promptly the Bank and the Company of any unauthorized disclosure, use, or disposal of, or access to, such Shopper Data or Qualified Signet Customer List and to cooperate with the Bank and the Company in any investigation thereof and remedial action with respect thereto; and provided, further, that the Bank shall be responsible for the compliance of each such Service Provider with the terms of this Section 6.3;

(ii)           to its Affiliates and its and their Representatives on a “need to know” basis in connection with a permitted use of the Shopper Data or Qualified Signet Customer List pursuant to Section 6.3(c); provided that, the Bank communicates the confidential nature of the Shopper Data and Qualified Signet Customer List, such Persons are bound (by agreement or their professional responsibilities) to maintain the confidentiality of the Shopper Data and Qualified Signet Customer List in accordance with the provisions of this Agreement, and the Bank shall be responsible for the compliance by each such Person with the terms of this Section 6.3; or

(iii)          to any Governmental Authority with authority over the Bank or its Affiliates or their respective Service Providers in connection with the Program (A) in connection with an examination of the Bank; or (B) pursuant to a specific requirement to provide the Shopper Data or Qualified Signet Customer List by such Governmental Authority or pursuant to compulsory legal process; provided that, the Bank seeks the full protection of confidential treatment for any disclosed Shopper Data or Qualified Signet Customer List, as the case may be, to the extent available under Applicable Law governing such disclosure, and with respect to clause (B), to the extent permitted by Applicable Law, the Bank (1) provides at least ten (10) Business Days’ prior notice of such proposed disclosure to the Company if reasonably possible under the circumstances, and (2) seeks to redact the Shopper Data or Qualified Signet Customer List to the fullest extent possible under Applicable Law governing such disclosure.

(e)           (****)

ARTICLE VII

OPERATING STANDARDS

7.1           Reports.

(a)           Within ten (10) Business Days following the end of each Fiscal Month, or such other time as may be specified in Schedule 7.1(a) or such other time as agreed by the Parties with respect to particular reports, the Bank shall provide to the Relevant Decision Maker and the Company the reports specified in Schedule 7.1(a) (which reports shall be reported on a Fiscal Month, calendar month or cycles-basis, as may be specified in Schedule 7.1(a) or such other time as agreed upon by the Parties).

(b)           No later than 3:00 pm Eastern Time on the sixth (6th) day following the end of each calendar month (which, for the avoidance of doubt, shall be the first Friday following the end of each calendar month); provided that, to the extent such sixth (6th) day is not a Business Day, then the following Business Day, the Bank shall deliver to the Company an estimate of the Company’s compensation as set forth on Schedule 9.1 and by the fifteenth (15th) day of each calendar month the Bank shall deliver to the Company a statement in the form set forth on Schedule 7.1(b), including supporting documentation, setting forth all information required to determine the payments to be made by the Parties pursuant to this Agreement in respect of such Fiscal Month.  Each such statement shall be known as a “Monthly Settlement Sheet”.  The amount due to the Company as reflected on the Monthly Settlement Sheet shall be funded simultaneously with the delivery of same.

(c)           The Bank shall report to the Company new Account authorization and approval rates, referral rates, credit sales, Payment Plan sales, credit limit assignments and such other information as set forth on Schedule 7.1(c), in each case in accordance with Schedule 7.1(c), on a daily basis.

(d)           In addition to the reports required pursuant to Sections 7.1(a), (b) and (c), the Bank will fulfill the Company’s other reasonable ad hoc reporting requests as soon as practicable following such request.

(e)           To the extent set forth on Schedule 7.1(a), certain reports to be provided pursuant to this Section 7.1 (other than to the extent the parties agree otherwise with respect to information delivered pursuant to Section 7.1(d)) shall be provided through secure e-mail.

(f)           To the fullest extent permitted by Applicable Law, as requested from time to time by the Company, the Bank agrees that during the Term and continuing until the end of the Termination Period it shall develop and communicate quarterly Net Credit Revenue forecasts to the Strategic Operating Committee and update such forecasts on a monthly basis.

7.2           Servicing.

(a)           The Bank shall be solely responsible for customer service and for the administration of the Program at the Bank’s expense in accordance with the terms of the Credit Card Documentation and this Agreement (including Section 4.11(a)), Schedule 7.2, and the SLAs set forth in Schedule 7.3 (as such standards may be amended from time to time by the Strategic Operating Committee), including the following servicing and administrative functions: Prequalification Request processing, Application processing, customer service to Cardholders, statement, payment processing, transaction  authorization and processing and collections.  To the extent not otherwise provided in this Agreement or the Operating Procedures, including the SLAs described on Schedule 7.3, the Bank shall service the Accounts under the Program in a manner in which, and in any event no worse than, the Bank, in the aggregate, services its other Comparable Partner Programs.

(b)           The Bank shall dedicate such trained personnel as are necessary or appropriate for servicing the Accounts in accordance with Schedule 7.3, including a management-level individual reasonably acceptable to the Company within the Bank’s customer-service operation who (under the direction of the Bank’s Manager) will act as a liaison between the Parties and respond to the Company’s questions or concerns.  The Bank shall maintain adequate computer and communications Systems and other equipment and facilities necessary or as appropriate for servicing the Accounts in accordance therewith, and, without limiting any other provisions of this Agreement with respect to Systems changes, without the Company’s approval, the Bank shall not make any changes to such Systems, equipment and facilities, or to any servicing processes or procedures that will negatively impact Cardholders or the Company’s processes, procedures or Systems, in each case during any Peak Sales Period.  The Bank shall maintain a disaster recovery plan that complies with Applicable Law and Industry Standards and have in place sufficient back-up Systems, equipment, facilities and trained personnel to implement such disaster recovery plan so as to perform its obligations to Cardholders pursuant to the Credit Card Documentation and service the Accounts continuously through a disaster in a manner consistent with such plan.  The Bank shall provide the Company with a summary of such plan upon request and with written guidance regarding how the Company can facilitate implementation of the Bank’s disaster recovery plan with respect to the Company.  The Bank will test its disaster recovery plan no less frequently than annually, make the results of such test available upon request by the Company and will promptly initiate such plan upon the occurrence of a disaster or business interruption.  The Bank shall give the Program no less priority in its recovery efforts than is given to any other of the Bank’s or its Affiliates’ other credit card programs or portfolios.

(c)           As of the Effective Date and throughout the remainder of the Term and continuing throughout the Termination Period, the Bank shall maintain a separate toll-free customer service telephone number for the Program and all other telephone numbers as provided in the Operating Procedures (such telephone numbers, collectively the “Program Toll-Free Numbers”), in each case at the Bank’s expense, which numbers shall be part of the Program Assets.  As of the Effective Date and throughout the remainder of the Term and continuing throughout the Termination Period, the Bank shall provide live telephonic customer service, in English and Spanish, upon the scheduled dates and times set forth in Schedule 7.2.

(d)           Except as otherwise approved by the Strategic Operating Committee, the Bank shall ensure that, in the ordinary course of business, not less than eighty percent (80%) of Cardholder calls received for the Program are answered by a designated group of customer care agents (whose regular call volume shall consist of at least seventy percent (70%) Program related calls, and which group shall not service other Comparable Partner Programs). Customer service shall be provided by such designated group with overflow calls going to the Bank’s a designated backup unit.  If the overflow calls for any three (3) consecutive months exceed twenty percent (20%) of total calls for such months in the aggregate, the Bank shall increase the number of customer care representatives of the designated group.  The foregoing notwithstanding, to the extent such group is not fully utilized for activities related to the Program, the Bank may utilize the designated group in connection with other activities for its customers that are not Retail Jewelers for up to thirty percent (30%) of average monthly customer service calls handled by the designated group.  For purposes of this Section 7.2(d), Zale Jeweler shall not be considered a Comparable Partner Program or Retail Jeweler.

(e)           After the Effective Date, at the Company’s request from time to time, the Bank shall use commercially reasonable efforts to provide copies of customer service policies, scripts and form correspondence relating to the Program, and the Bank shall use commercially reasonable efforts to incorporate comments made by the Company (subject to Bank System limitations applicable uniformly to the Bank’s Comparable Partner Programs and the Specifications Book, and, notwithstanding any other provision hereof, provided that the Bank shall have no obligation to alter disclosures that are uniform among Comparable Partner Programs for purposes of legal or regulatory consistency).

(f)            Subject to Section 4.4(d), customer service shall be Company branded to the extent practicable; provided, however, that the Bank shall have the right to take whatever steps and make such disclosures necessary to ensure that the Bank is understood by the Cardholders to be the creditor on the Accounts.

(g)           The Bank shall permit the Company and its Representatives to visit its servicing facilities related to the Program, during normal business hours with reasonable advance notice, for the purpose of informing the Company regarding the Bank’s performance of its servicing obligations hereunder, and the Bank shall use commercially reasonable efforts to facilitate the Company’s review of the Bank’s servicing activities, and shall make personnel of the Bank reasonably available to assist the Company and its Representatives as reasonably requested.  In conducting such visits, the Company shall comply with security and privacy policies established by the Bank and shall seek to minimize interference with the Bank’s normal business operations.

(h)           Notwithstanding any arrangement whereby the Bank provides services set forth herein through an Affiliate or Service Provider, the Bank shall remain obligated and liable to the Company for the provision of such services without diminution of such obligation or liability by virtue of such arrangement.  Schedule 7.2(h) sets forth (i) a true and complete list of Service Providers of the Bank as of the date hereof that may perform customer service center obligations of the Bank hereunder and (ii) the initial program servicing locations anticipated to be utilized by or on behalf of the Bank for such obligations.

(i)            If the Bank receives a Cardholder complaint regarding the quality or delivery of Goods and Services, the Bank shall refer such complaint to the Company in accordance with the Operating Procedures, and in the case of complaints or inquiries made by telephone to the Bank’s customer service centers, the Bank shall attempt to make such referrals via a “warm transfer” to the Company’s customer service unit; provided, however, that if no Company customer service agent is available to answer the call within twenty (20) seconds, the Bank may release the call into the Company IVR.  The Company will ensure its IVR systems provide the Bank’s customer service agents with a prompt when the twenty (20) seconds have elapsed.

(j)            Subject to the following sentence and Section 7.2(g), the Company and the Bank will jointly observe and score inbound/outbound telephone customer contacts that the Bank has with Cardholders.  A Bank representative shall accompany the Company’s representative during the observations.  For clarity, customer contacts for collections are excluded from this Section 7.2(j).

(k)           The Bank will allow the Company to monitor customer service telephone calls including collections calls remotely (which may be through access to recordings, if all such calls are recorded) in each case in a manner compliant with the Bank’s security policies.

(l)            Subject to Section 7.2(g), in the case of on-site servicing observations, customer service (including collections) observations may be conducted by the Company on any day and at any time during normal business hours and in accordance with the Bank’s security policies, provided that such observations shall not unreasonably interfere with the Bank’s normal business operations.

7.3           Service Level Standards.

(a)           The Bank shall report to the Company monthly, in a mutually agreed upon format, the Bank’s performance under each of the SLAs set forth on Schedule 7.3.  Concurrent with such reporting, if the Bank fails to meet any SLA, without limiting the consequences for SLA failures set forth on Schedule 7.3, the Bank shall (i) report to the Company the reasons for the SLA failure(s), (ii) identify the actions required to address the SLA failure(s) and share such actions with the Company. The Bank shall promptly take any action reasonably necessary to correct and prevent recurrence of such failure(s).

(b)           The provisions of Schedule 7.3 shall apply in the event of a failure to meet any SLAs as set forth in Schedule 7.3.

7.4           Credit Systems.

(a)           The Bank and the Company shall work together (including through the Integration Committee) to develop a mutually agreeable Systems conversion plan designed to convert the master file of the Accounts and all other Cardholder Data (including related account history and customer notes) to Bank Systems (the “Conversion”). Subject to the satisfaction of each of the requirements set forth in Section 7.4(b), such conversion shall be implemented on a date determined by the Integration Committee (****) (the date of any such conversion the “Systems Conversion Date”).  The Bank (****).  Until the Systems Conversion Date, the Company shall maintain its Systems in a manner consistent with the Company’s historical practice and shall not make changes to its Systems that will impede the Conversion or the Bank’s ability to maintain the Accounts in accordance with this Agreement following the Conversion.

(b)           The Parties acknowledge and agree that no Conversion shall occur pursuant to Section 7.4(a) in absence of satisfaction of each of the following requirements:

(i)             The Bank shall ensure that all features and functionality available on the Company Systems as in effect prior to the Effective Date and set forth in Schedule 7.4(b)(i), or comparable features and functionality specifically agreed to by the Parties are available to the Program through the Bank Systems as of the Systems Conversion Date and thereafter.  As of the Effective Date, the Bank shall ensure that the Bank Systems are compatible with those Company Systems that interface with the Bank Systems, including the POS Systems of the Company and its Affiliates; provided that, the Company shall not be required to make changes to POS other than those that (i) are consistent with the Zale POS system with respect to its capability of authorizing and settling Credit Card transactions (provided that the Company POS system is substantially similar to the Zale POS system) or (ii) are necessary to enable a functionality that is a part of the Program but not a part of the Zale card program (e.g., Prequalification Requests);

(ii)           The Bank shall ensure that all features and functionality set forth (x) in Schedule 7.4(b)(i) are available on the Bank Systems as of the Systems Conversion Date and (y) in Schedule 7.4(b)(ii) are available on the Bank Systems by the dates provided therein;

(iii)          The credit data feeds to be used by the Company or any of its Affiliates in connection with the Credit Card business set forth in Schedule 7.4(b)(iii) shall be available prior to the Effective Date;

(iv)          The Bank shall provide and the Bank Systems shall support the Internet Services described in Schedules 4.8(a)(ii)(A) and 4.8(a)(ii)(B);

(v)           Without limiting the foregoing, the Bank Systems shall interface with the Company Systems that are not converted to Bank Systems in a manner reasonably acceptable to the Company;

(vi)          Each of the Bank and the Company shall have a disaster recovery and business continuity plan applicable to the Bank Systems and the Company Systems, respectively, that complies with Applicable Law and Industry Standards and each Party shall be prepared to and have the ability to implement such plan if necessary;

(vii)         The Bank shall have identified all hardware and other Systems changes necessary to ensure that the Bank Systems meet the requirements set forth on Schedules 7.4(b)(i), 7.4(b)(ii) and 7.4(b)(iii) and shall have implemented such hardware and Systems changes by the Effective Date; and

(viii)        The Bank shall provide training to all Company training personnel who are responsible for training personnel in the use of the Bank Systems.

(c)           Prior to the Systems Conversion Date, each Party shall have the right to perform testing to assure that the other Party’s systems have the applicable features and functionality described in clauses (b)(i)-(viii) and any other features and functionality promised by the Bank.

(d)           Neither Party shall make any change to any of its Systems that would render them incompatible in any material respect with the other Party’s or its Affiliates’ Systems following the Systems Conversion Date or require the other Party or its Affiliates to make any change to any of their Systems (including any POS terminals) or reduce or restrict interfacing or System feeds, in any such case without the prior approval of the Strategic Operating Committee.  Subject to the preceding sentence, and subject to such future modifications and upgrades as the Company or the Bank may make from time to time and which do not introduce interfaces or protocols other than those already in use in Company Channels, the Bank will not make any material change to its Systems with respect to the Program without the prior review of the Strategic Operating Committee. Unless otherwise approved by the Strategic Operating Committee with the approval of the Company’s representatives thereon, any change by the Bank shall be consistent with Systems changes made with respect to its Comparable Partner Programs, and no such change shall be implemented in a manner that imposes out-of-pocket costs on the Company that the Company determines in good faith are not commercially reasonable in relation to the benefit to be obtained by the Company in connection with the System change without the Company’s consent, unless such costs are fully reimbursed by the Bank.  The Bank shall ensure that the Company is afforded sufficient time to implement any such change in a commercially reasonable manner.

7.5           Systems Interface; Technical Support.

(a)           Required Interfaces.

(i)            The Company and the Bank shall identify, prior to the Effective Date, the Systems interfaces required to be sustained among the Company and the Bank (i) in order for the Program to operate in accordance with this Agreement following the Effective Date and (ii) in order for the Program to continue to operate in accordance with this Agreement following the Systems Conversion Date (which interfaces shall include all customary interfaces to support existing credit data feeds and in any event including all credit data feeds of the type currently in place between the Bank and the Zale Group in connection with the Credit Card program of the Zale Group).  The Company and the Bank shall maintain such interfaces and cooperate in good faith with each other in connection with any modifications to such interfaces as may be requested by either Party from time to time.  The Bank shall use commercially reasonable efforts to include interfaces to support additional existing credit data feeds, provided that the Company notifies the Bank of any such additional credit data feeds and provides the Bank with reasonable time after such notice to implement interfaces to support such additional credit data feeds, and provided further that neither the Launch, nor the Systems Conversion Date, as applicable shall be delayed on the basis of the lack of such additional interfaces to support credit data feeds.

(ii)           Each of the Company and the Bank agrees to maintain at its own expense its respective Systems interfaces so that the operation of the Systems as a whole at all times provides the Company and Cardholders with System features and functionality (including reporting, analysis, modeling and account management features and functionality) that are (1) at least equivalent to Systems features and functionality available to the Bank’s retail partners and cardholders with respect to the Comparable Partner Programs), (2) no less functional than is customary and in any event including all functionality of the type currently in place between the Bank and the Zale Group in connection with the Credit Card program of the Zale Group and (3) permit the acceptance of all Company Credit Cards in all Company Channels as to which such acceptance is required by the Company in accordance with this Agreement. The Bank shall use commercially reasonable efforts to provide additional Systems features and functionality that were available on the Company’s Systems prior to the Effective Date (and not otherwise required pursuant to this subsection), provided that the Company notifies the Bank of any such additional features or functionality and provides the Bank with reasonable time after such notice to make such features or functionality available, and provided further that Launch shall not be delayed on the basis of the lack of availability of such additional features or functionality. The Bank agrees to provide sufficient personnel to support the Systems interfaces required to be sustained among the Company and the Bank.

(b)           Additional Interfaces; Interface Modifications.  All requests for new interfaces, modifications to existing interfaces and terminations of existing interfaces shall be presented to the Managers for approval.  Upon approval, the Parties shall work in good faith to establish the requested interfaces or modify or terminate the existing interfaces, as applicable, on a timely basis.  Except as otherwise provided herein (including in Section 7.4), all costs and expenses with respect to any new interface or interface modification or termination shall be borne by the requesting Party unless otherwise determined by the Managers.

(c)           Secure Protocols.  The Parties shall use secure protocols for the transmission of data from the Bank and its Affiliates, on the one hand, to the Company and its Affiliates, on the other hand, and vice versa.

ARTICLE VIII

MERCHANT SERVICES

8.1           Transmittal and Authorization of Charge Transaction Data.  The Bank shall authorize or decline Transactions on a real time basis as provided in the Operating Procedures, including transactions involving split-tender or down-payments, including on Goods and Services for later delivery.  If any Retail Merchant is unable to obtain authorizations for Transactions for any reason, such Retail Merchant may complete such Transactions without receipt of further authorization as provided in the Operating Procedures. As set forth in the Operating Procedures, the Company shall collect Charge Transaction Data and shall prepare and deliver a Settlement File to the Bank on each Retail Day.

8.2           POS Terminals.  The Retail Merchants shall maintain POS terminals capable of processing Company Credit Card and Account transactions as handled as of the Effective Date, and prior to the Effective Date shall make such changes to such POS terminals as required under the Integration Plan; provided that, the Company shall not be required to make changes to POS other than those that (i) are consistent with the Zale POS system with respect to its capability of authorizing and settling Credit Card transactions (provided that the Company POS system is substantially similar to the Zale POS system) or (ii) are necessary to enable a functionality that is a part of the Program but not a part of the Zale card program (e.g., Prequalification Requests).  To the extent that the Retail Merchants are required to make changes to any POS terminal (including hardware and software), Internet or mobile apps in order to support Prequalification Requests, process Applications, process Transactions and transmit Charge Transaction Data under this Agreement as a result of any change or modification to any Bank System or as a result of any requirement of Applicable Law applicable to the Bank, (****).

8.3           In-Store Payments.  The physical store Company Channels shall be permitted to accept In-Store Payments from Cardholders on their Accounts in accordance with the Operating Procedures, the Risk Management Policies and any procedures required under Applicable Law.  The Bank hereby grants to each of the Company and any Retail Merchant who can accept In-Store Payments a limited power of attorney (coupled with an interest) to sign and endorse the Bank’s name upon any form of payment that may have been issued in the Bank’s name in respect of any Account.  The Operating Procedures shall set forth the manner in which such In-Store Payments shall be processed (it being understood that such procedures shall provide for credit toward the applicable open-to-buy limits of the respective Account in accordance with Schedule 7.2). The Company shall notify the Bank upon receipt of In-Store Payments and the Company shall include the Charge Transaction Data related to such In-Store Payments in the Settlement File in respect of the day immediately following such receipt on the same basis as other Charge Transaction Data.  The Company shall issue receipts for such payments in compliance with Applicable Law.

8.4           Settlement Procedures.  On (****) the Company will submit the Settlement File to the Bank no later than (****) The Bank will remit to the Company by wire transfer of immediately available funds to the Company’s designated settlement account by (****) an amount equal to (****) If any (****) the Bank will process the Settlement File for payment (****). The Company shall be responsible for allocating such remittance amount to all Company Channels as appropriate (****) (it being agreed that the Bank has no obligation to accept Charge Transaction Data directly from, or make remittances to, any Person other than the Company).  If for any reason the Bank is unable to make an exact payment to the Company when due pursuant to this Section 8.4, including because (****) as stated above, the Bank shall (****), and as soon as practicable (but in no event more than (****) ) thereafter the Parties shall (****). The Parties acknowledge and agree that the payment referred to in the immediately preceding sentence is intended to be(****).

8.5           The Bank’s Right to Charge Back.

The Bank shall have the right to charge back to the Company the amount of the Charge Transaction Data paid by the Bank pursuant to Section 8.4 pursuant to the provisions set forth on Schedule 8.5.

8.6           Exercise of Chargeback.  If the Bank exercises its right of chargeback as set forth in Section 8.5, the Bank shall set off all amounts charged back against any sums due to the Company under this Agreement (first from the amount due to the Company pursuant to Section 8.4).  If any such amount is not covered by the amount due to the Company pursuant to Section 8.4, only then may the Bank demand payment from the Company for the amount of such chargeback, solely to the extent not covered by the amount due to the Company pursuant to Section 8.4.  In any event, the Bank shall not be permitted to recover a charge back in excess of the relevant Charge Transaction Data paid by the Bank pursuant to Section 8.4.  In the event of a chargeback pursuant to this Article VIII, upon payment in full of the related amount by the Company, the Bank shall immediately assign to the Company, without any representation, warranty or recourse, (i) all right to payments of amounts charged back in connection with such Cardholder charge, and (ii) any security interest granted by the Company under Section 19.1.  The Bank shall cooperate fully in any effort by the Company to collect the chargeback amount, including by executing and delivering any document necessary or useful to such collection efforts.

8.7           No Merchant Discount.  Except as expressly provided otherwise in Section 4.7(c) and Schedule 4.7(c), none of the Company, its Affiliates or the Retail Merchants shall (****).

ARTICLE IX

PROGRAM ECONOMICS

9.1           Company Compensation.

(a)           Payments.  The Bank shall pay the Company on a monthly basis the compensation set forth in Schedule 9.1 at such times as specified in such schedule.  Such amounts shall be paid to the Company regardless of whether any amounts are disputed by the Bank or the Company.  The Bank or the Company may invoke the dispute resolution procedures set forth herein following payment of the amounts set forth in the applicable settlement sheet.

(b)           Other Payments.  The Bank will make the other payments to the Company in the amounts set forth in Schedule 9.1 at such times as specified in such schedule.

(c)           Form of Payment.  All payments pursuant to this Section 9.1 shall be made by wire transfer of immediately available funds to an account designated in writing by the Company unless otherwise agreed upon by the Parties in writing.

9.2           The Bank’s Responsibility for Program Operation.  Except as otherwise expressly specified in this Agreement, the Bank shall be responsible for all costs of operating the Program; provided, however, each Party shall bear its own costs and expenses in connection with fulfilling its obligations and exercising its rights hereunder unless otherwise provided herein.

ARTICLE X

INTELLECTUAL PROPERTY

10.1         Licensed Marks.

(a)           Grant of License to Use the Company Licensed Marks.  Subject to the terms and conditions of this Agreement, the Company hereby grants to the Bank a non-exclusive, royalty-free, non-transferable, non-sublicensable (except as set forth herein) right and license to use the Company Licensed Marks solely in connection with the creation, establishment, marketing and administration of, and the provision of services related to, the Program.  All uses of the Company Licensed Marks shall require the prior written approval of the Company and shall be in accordance with this Agreement and any Trademark Style Guide or other rules as may be delivered by the Company to the Bank from time to time.  To the extent the Bank delegates any of its rights or obligations hereunder to any authorized Affiliate and/or authorized Service Provider in accordance with the terms and conditions of this Agreement, the Bank may sublicense its rights in the Company Licensed Marks hereunder to such authorized Persons solely for purposes of facilitating such delegation; provided that, such Person shall agree to comply with all of the terms and conditions of the use of the Company Licensed Marks hereunder (and shall designate the Company as a third party beneficiary of such agreement) and the Bank shall remain liable for such Person’s failure to so comply.  Except as expressly set forth in this Section 10.1, the rights granted pursuant to this Section 10.1 are solely for use of the Bank and may not be sublicensed without the prior written approval of the Company.

(b)           Grant of License to Use the Bank Licensed Marks.  Subject to the terms and conditions of this Agreement, the Bank hereby grants to the Company a non-exclusive, royalty-free, non-transferable, non-sublicensable (except as set forth herein) right and license to use the Bank Licensed Marks solely in connection with the creation, establishment, marketing and administration of, and the provision of services related to, the Program.  All uses of the Bank Licensed Marks shall require the prior written approval of the Bank and shall be in accordance with this Agreement and any Trademark Style Guide or other rules as may be delivered by the Bank to the Company from time to time.  To the extent the Company delegates any of its rights or obligations hereunder to any authorized Affiliate and/or authorized third party, in accordance with the terms and conditions of this Agreement, the Company may sublicense its rights in the Bank Licensed Marks hereunder to such authorized Persons solely for purposes of facilitating such delegation; provided that, such Person shall agree to comply with all of the terms and conditions of the use of the Bank Licensed Marks hereunder (and shall designate the Bank as a third party beneficiary of such agreement) and the Company shall remain liable for such Person’s failure to so comply.  Except as expressly set forth in this Section 10.1, the rights granted pursuant to this Section 10.1 are solely for use of the Company and may not be sublicensed without the prior written approval of the Bank.

(c)           New Marks. If the Company or any of its controlled Affiliates of Parent determines (whether or not such determination is publicly announced) to adopt a Trademark (other than the acquisition of any Trademark acquired in connection with any acquisition or business combination governed by Article XIV, which shall not be subject to this Section 10.1(c)) other than a Company Licensed Trademark and the Company determines to issue in the United States a Credit Card bearing such Trademark (a “New Mark”), the Company shall promptly offer the Bank the exclusive right to issue in the United States a Credit Card bearing such New Mark, either as part of the Program or subject to such material legal and financial terms and conditions as may be proposed by the Bank reasonably and in good faith and set forth in a term sheet proposal.  The Bank shall have not less than thirty (30) days from its receipt of such offer to consider the offer and give notice to the Company that the Bank wishes to negotiate a definitive agreement therefor (“Opt-in Notice”).  If the Bank delivers an Opt-in Notice to the Company, then the Parties will negotiate in good faith for a period of up to sixty (60) days, and either amend this Agreement to incorporate the New Mark-branded Credit Cards or document and execute a new definitive agreement for such Credit Cards.  If the Bank does not timely deliver an Opt-in Notice, or notifies the Company of its intention not to do so, or if the negotiations do not result in such an amendment or new definitive agreement, then the Company or any of its Affiliates may request proposals from Credit Card issuers other than the Bank or its Affiliates to offer or issue in the United States a Credit Card bearing the New Mark, but the Company may enter into an agreement for the offer or issuance of such a Credit Card only on terms that are, in the aggregate with respect to economics, servicing and risk management no more favorable aggregate set of terms to such other issuer than the most favorable terms offered by the Bank to the Company.

10.2         Termination; Ownership; and Infringement.

(a)           Termination of Licenses.  The licenses granted in Section 10.1 shall terminate at the end of the Termination Period provided that (i) if the purchase option under Section 17.2 is exercised (and the Company or its Nominated Purchaser thus owns the Program Assets) then such licenses shall continue for a six (6) month period following the Termination Period to the extent necessary for winding down the operation of the Program in a manner consistent with the terms of this Agreement and with past practice and (ii) if the purchase option is not exercised (and the Bank thus continues to own the Program Assets) then Section 17.4(c) shall govern the Bank’s use of the Company Licensed Marks.  Upon the termination of the licenses granted in Section 10.1, all rights in the Company Licensed Marks and Bank Licensed Marks granted thereunder shall revert to the Company and the Bank, respectively, and each Party shall: (i) discontinue immediately all use of the Company Licensed Marks and Bank Licensed Marks (as applicable); and (ii) destroy all unused Company Credit Cards, Applications, Account Documentation, Solicitation Materials, periodic statements, materials, displays, advertising and sales literature and any other items or program collateral, in each case, bearing any of the Company Licensed Marks and Bank Licensed Marks.  Notwithstanding anything herein, each Party shall have the right at all times after the Termination Period to use the other Party’s Trademarks (i) in a non-trademark or “fair use” manner (provided that, such use does not convey or suggest or is not reasonably likely to suggest that the Parties are still participating in the Program) or as required by Applicable Law; or (ii) on any archival legal documents, business correspondence and similar items that are not consumer-facing.

(b)           Ownership of the Licensed Marks.  The Parties acknowledge that each Party shall retain exclusive ownership of its Trademarks. Neither Party shall contest nor take any other action which would adversely affect the other Party’s exclusive ownership of its trademarks or the value, validity, reputation or goodwill associated therewith, and any and all goodwill arising from use of the Company Licensed Marks by the Bank or the Bank Licensed Marks by the Company shall inure to the benefit of the Company or the Bank, respectively.  Nothing herein shall give the Parties any proprietary interest in or to the other Party’s Trademarks.

(c)           Infringement by Third Parties.  Each Party shall use reasonable efforts to notify the other Party in writing, promptly upon acquiring Knowledge of any infringing or unauthorized use of the other Party’s Trademarks that are being licensed under this Article X by any third party in the United States.  If any of the trademarks licensed under this Article X is infringed, the owner of such Trademark has the sole right (but not the obligation) to prosecute same, and the other Party shall reasonably cooperate with and assist in such prosecution.

10.3         Intellectual Property.

(a)           Each Party shall solely own all of its Intellectual Property (i) that existed as of the Effective Date and (ii) that it develops or creates independently of the other Party during the Term.  Unless the Parties agree otherwise in writing, the Company shall solely own all Intellectual Property rights in any creation of or improvement to the look, feel, content, design and collateral aesthetics of the Company Credit Cards, Credit Card Documentation, the Program Website, Solicitation Materials and any other communications to Cardholders created by either Party, except for Bank Licensed Marks that appear on any of the foregoing.  Unless the Parties agree otherwise in writing, each Party shall solely own all Intellectual Property relating to any software or other technology developed by it or its Affiliates or developed for it or its Affiliates at its direction or expense, to facilitate the Program and/or to fulfill its obligations, including all Intellectual Property relating to software and software modifications developed with the other Party’s assistance, in response to the other Party’s request, or to accommodate the other Party’s special requirements.  Subject to the terms and conditions of this Agreement, each Party grants and agrees to grant to the other Party a non-exclusive, royalty-free, non-transferable, non-sublicensable (except as set forth herein) license to and under all other Intellectual Property (other than Trademarks, which are governed by Section 10.1) owned by such Party that is used in connection with the Program solely in connection with the creation, establishment, marketing and administration of, and the provision of services related to, the Program.  To the extent the Parties delegate any of their rights or obligations hereunder to any authorized Affiliate and/or authorized third party or to the extent the services of an authorized third party are required in connection with the Parties’ participation in the Program, in accordance with the terms and conditions of this Agreement, the Parties may sublicense their rights to and under the other Party’s Intellectual Property to such authorized Person; provided that, such Person shall agree to comply with all of the terms and conditions of this Section 10.3  (with the owner of the Intellectual Property a third party beneficiary of such agreement) and provided that, the sublicensing Party shall remain liable for such Person’s failure to so comply. The licenses granted under this Section 10.3(a) shall terminate at end of the Termination Period.

(b)           Joint Intellectual Property.  The Parties shall not develop or create any Intellectual Property that shall be deemed to be jointly owned unless they mutually agree in writing in advance that such Intellectual Property shall be jointly owned.

ARTICLE XI

REPRESENTATIONS, WARRANTIES AND COVENANTS

11.1         General Representations and Warranties of the Company.  Except as Previously Disclosed, the Company makes the following representations and warranties to the Bank as of the date hereof and as of the Effective Date (other than the representations and warranties set forth in Section 11.1(d), which shall be made only as of the date hereof):

(a)           Corporate Existence.  The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (ii) is duly licensed or qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which the conduct of its business or the activities in which it is engaged makes such licensing or qualification necessary, except to the extent that its non-compliance would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect; and (iii) has all necessary licenses, permits, consents or approvals from or by, and has made all necessary filings and registrations with, all Governmental Authorities having jurisdiction, to the extent required for the ownership, lease or conduct and operation of its business, except to the extent that the failure to obtain such licenses, permits, consents or approvals or to make such filings or registrations would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b)           Authorization; Validity.  The Company has all necessary corporate power and authority to (i) execute and enter into this Agreement, and (ii) perform the obligations required of the Company hereunder and the other documents, instruments and agreements relating to the Program and this Agreement executed by the Company pursuant hereto.  The execution and delivery by the Company of this Agreement and all documents, instruments and agreements executed and delivered by the Company pursuant hereto, and the consummation by the Company of the transactions specified herein, have been duly and validly authorized and approved by all necessary corporate actions of the Company.  This Agreement (i) has been duly executed and delivered by the Company, (ii) constitutes the valid and legally binding obligation of the Company, and (iii) is enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, receivership or other laws affecting the rights of creditors generally and by general equity principles including those respecting the availability of specific performance).

(c)           Conflicts; Defaults; Etc.  The execution, delivery and performance of this Agreement by the Company, its compliance with the terms hereof, and consummation of the transactions specified herein will not (i) conflict with, violate, result in the breach of, constitute an event which would, or with the lapse of time or action by a third party or both would, result in a default under, or accelerate the performance required by, the terms of any contract, instrument or agreement to which the Company or any of its Subsidiaries is a party or by which they are bound, or to which any of the assets of the Company or any of its Subsidiaries are subject; (ii) conflict with or violate the articles of incorporation or by-laws, or any other equivalent organizational document(s), of the Company or any of its Subsidiaries; (iii) breach or violate any Applicable Law or Applicable Order, in each case, applicable to the Company or any of its Subsidiaries; (iv) require the consent or approval of any other party to any contract, instrument or commitment to which the Company or any of its Subsidiaries is a Party or by which it is bound; or (v) require any filing with, notice to, consent or approval of, or any other action to be taken with respect to, any Governmental Authority, except, in the cases of clauses (i) and (iii)-(v), for such conflicts, breaches, defaults, violations or failures to obtain such consents or approvals or make or obtain such filings, notices, consents and approvals as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(d)           No Litigation.  No action, claim, litigation, proceeding, arbitration or investigation is pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries, at law, in equity or otherwise, by or before any Governmental Authority, which would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(e)           Compliance with Laws.  Except to the extent that any of the following would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company is in compliance with all requirements of Applicable Law relating to the Program Assets and neither the Company nor any of Subsidiaries is subject to any order, directive or restriction of any kind issued by any Governmental Authority that restricts in any respect the Company’s ability to perform its obligations under the Program.

(f)            The Company Licensed Marks.  The Company has the right, power and authority to grant the rights to use the Company Licensed Marks expressly granted herein.

11.2         General Representations and Warranties of the Bank.  Except as Previously Disclosed, the Bank hereby makes the following representations and warranties to the Company as of the date hereof and as of the Effective Date (other than the representations and warranties set forth in Section 11.2(d), which shall be made only as of the date hereof):

(a)           Corporate Existence.  The Bank (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and (ii) is duly licensed or qualified to do business and is in good standing as a foreign entity in all jurisdictions in which the conduct of the its business or the activities in which it is engaged, or proposes to engage pursuant to this Agreement, makes such licensing or qualification necessary, except to the extent that its non-compliance would not reasonably be expected to have, individually or in the aggregate, a Bank Material Adverse Effect.  The Bank has all necessary licenses, permits, consents or approvals from or by, and has made all necessary filings and registrations with, all Governmental Authorities having jurisdiction, to the extent required for the ownership, lease or conduct and operation of its business and the Program pursuant to this Agreement, except to the extent that the failure to obtain such licenses, permits, consents or approvals or to make such filings or registrations would not reasonably be expected to have, individually or in the aggregate, a Bank Material Adverse Effect upon the Bank, the Program, the Accounts, Cardholder Indebtedness or the Bank’s ability to perform its obligations under this Agreement.

(b)           Authorization; Validity.  The Bank has all necessary corporate or similar power and authority to (i) execute and enter into this Agreement, and (ii) perform the obligations required of the Bank hereunder and the other documents, instruments and agreements relating to the Program and this Agreement executed by the Bank pursuant hereto.  The execution and delivery by the Bank of this Agreement and all documents, instruments and agreements executed and delivered by the Bank pursuant hereto, and the consummation by the Bank of the transactions specified herein, have been duly and validly authorized and approved by all necessary corporate or similar actions of the Bank.  This Agreement (i) has been duly executed and delivered by the Bank, (ii) constitutes the valid and legally binding obligation of the Bank, and (iii) is enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, receivership or other laws affecting the rights of creditors generally and by general equity principles including those respecting the availability of specific performance).

(c)           Conflicts; Defaults; Etc.  The execution, delivery and performance of this Agreement by the Bank, its compliance with the terms hereof, and the consummation of the transactions specified herein will not (i) conflict with, violate, result in the breach of, constitute an event which would, or with the lapse of time or action by a third party or both would, result in a default under, or accelerate the performance required by, the terms of any contract, instrument or agreement to which the Bank or any of its Subsidiaries is a party or by which they are bound, or to which any of the assets of the Bank or any of its Subsidiaries are subject; (ii) conflict with or violate the articles of incorporation or by-laws, or any other equivalent organizational document(s), of the Bank or any of its Subsidiaries; (iii) breach or violate any Applicable Law or Applicable Order, in each case, applicable to the Bank  or any of its Subsidiaries; (iv) require the consent or approval of any other party to any contract, instrument or commitment to which the Bank or any of its Subsidiaries is a Party or by which it is bound; or (v) require any filing with, notice to, consent or approval of, or any other action to be taken with respect to, any Governmental Authority, except, in the cases of clauses (i) and (iii)-(v), for such conflicts, breaches, defaults, violations or failures to obtain such consents or approvals or make or obtain such filings, notices, consents and approvals as would not reasonably be expected to have, individually or in the aggregate, a Bank Material Adverse Effect.

(d)           No Litigation.  No action, claim, litigation, proceeding, arbitration or investigation is pending or, to the Knowledge of the Bank, threatened against the Bank or any of its Subsidiaries, at law, in equity or otherwise, by or before any Governmental Authority, which would reasonably be expected to have, individually or in the aggregate, a Bank Material Adverse Effect.

(e)           Compliance with Laws.

(i)            Except to the extent that any of the following would not reasonably be expected to have, individually or in the aggregate, a Bank Material Adverse Effect,

(A)         the Bank and its Subsidiaries are in compliance with all requirements of Applicable Law relating to its Credit Card business; and

(B)          neither the Bank nor any of its Subsidiaries is subject to any capital plan or supervisory agreement, cease-and-desist or similar order or directive or memorandum of understanding between it and any Governmental Authority with authority over the Bank or issued by any such Governmental Authority, nor has any of them adopted any board resolutions at the request of any such Governmental Authority.

(ii)           Neither the Bank nor any of its Subsidiaries is subject to any order, directive or restriction of any kind issued by any Governmental Authority that restricts in any respect its operation of its Credit Card business; and the Bank is not aware of any fact or circumstance that would in any way delay or impede its ability to perform all of its obligations under the Program.

(f)            Servicing Qualifications.  The Bank is licensed and qualified in all jurisdictions necessary to service the Accounts in accordance with all Applicable Laws, except where the failure to be so qualified would not reasonably be expected to have, individually or in the aggregate, a Bank Material Adverse Effect.

(g)           Bank Licensed Marks.  The Bank has the right, power and authority to grant the rights to use the Bank Licensed Marks expressly granted herein.

(h)           FDIC Insurance.  The Bank’s deposit accounts are insured by the FDIC to the fullest extent permitted by Applicable Law, and to the Knowledge of the Bank, no proceeding is contemplated to revoke such insurance.

11.3         No other Representations or Warranties.  Except as expressly set forth in Sections 11.1 and 11.2, neither the Bank nor the Company has made or makes any other express or implied representations, or any express or implied warranty.

11.4         General Covenants of the Company.

(a)           Litigation.  The Company shall notify the Bank in writing if it receives written notice of any litigation, investigation or other claim pending or, to the Knowledge of the Company, threatened before any Governmental Authority to which the Company or any of its Subsidiaries is party that, if adversely determined, would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect

(b)           Reports and Notices.  The Company shall provide the Bank with a notice specifying the nature of any Company Event of Default, or any event which, with the giving of notice or passage of time or both, would constitute a Company Event of Default, or any development or other information with respect to the Company or its Subsidiaries which is likely to have a Company Material Adverse Effect.  Notices pursuant to this Section 11.4(b) relating to Company Events of Default shall be provided within two (2) Business Days after the Company has Knowledge of the existence of such default.  Notices relating to all other events or developments described in this Section 11.4(b) shall be provided promptly after the Company has Knowledge of the existence of such event or development.  A failure to provide any required notice pursuant to this Section 11.4(b) shall not be considered a separate or independent Company Event of Default.

(c)           Applicable Law/Operating Procedures.  The Company shall at all times during the Term and continuing until the end of the Termination Period (A) comply in all material respects with Applicable Law affecting its rights and obligations under this Agreement and be responsible for compliance with Applicable Law of any aspect of the Program that was imposed by the Company on the Bank in accordance with the Company’s breaking of a deadlock with respect to any element of operations because such element of operations was an Unapproved Matter that was a Company Matter, and (B) comply in all material respects with its obligations pursuant to the Operating Procedures.  Except as otherwise provided herein, the Company shall retain any applicable liability for compliance with law pertaining to its business as a retailer (including laws with respect to the sale of illegal Goods and Services and state laws designed to prevent unlawful gambling).  Notwithstanding the foregoing, the Company shall have no liability hereunder for a failure to comply with requirements of Applicable Law related to the Credit Cards or Accounts or their solicitation, associated documentation or servicing or maintenance if the Bank is required to, but has not notified the Company of such requirement of Applicable Law.

(d)           Disputes with Cardholders.  The Company shall reasonably cooperate with the Bank in a timely manner (but in no event less promptly than required by Applicable Law) to attempt to resolve all disputes with Cardholders.  If the Company receives a Cardholder complaint regarding the Cardholder’s Account or Company Credit Card, the payment for any Goods and Services or Ancillary Products purchased with a Company Credit Card or otherwise financed on an Account, any of the Payment Plans, or the Value Proposition, the Company shall refer such complaint to the Bank in accordance with the Operating Procedures.

11.5         General Covenants of the Bank.

(a)           Litigation.  The Bank shall notify the Company in writing if it receives written notice of any (i) litigation, investigation or other claim pending or, to the Knowledge of the Bank, threatened before any Governmental Authority to which the Bank or any of its Subsidiaries is party that, if adversely determined, would reasonably be expected to have, individually or in the aggregate, a Bank Material Adverse Effect or (ii) any action, order or directive by or agreement with a Governmental Authority that the Bank is permitted to disclose under Applicable Law and that has had or would reasonably be expected to have a Bank Material Adverse Effect.  The Bank shall use commercially reasonable efforts to obtain permission to make any such disclosure.

(b)           Reports and Notices.  The Bank shall provide the Company with a written notice specifying the nature of any Bank Event of Default, or any event which, with the giving of notice or passage of time or both, would constitute a Bank Event of Default, or any development or other information which is likely to have a Bank Material Adverse Effect.  Notice pursuant to this Section 11.5(b) relating to Bank Events of Default shall be provided within two (2) Business Days after the Bank has Knowledge of the existence of such default.  Notices relating to all other events or developments described in this Section 11.5(b) shall be provided promptly after the Bank obtains Knowledge of the existence of such event or development.

(c)           Applicable Law/Operating Procedures.

(i)            The Bank shall at all times during the Term and continuing until the end of the Termination Period (A) comply in all material respects with Applicable Law affecting its rights and obligations under this Agreement, (B) comply in all material respects with the Risk Management Policies, Collections Policies and Operating Procedures and (C) ensure that the operation of the Program does not contravene or conflict with Applicable Law or the rights of third parties; provided that, the Bank shall have no responsibility for the compliance of the Program with Applicable Law with respect to, and no liability for, any element of such operations that was imposed by the Company on the Bank in accordance with the Company’s breaking of a deadlock with respect to such element of operations because such element of operations was an Unapproved Matter that was a Company Matter.

(ii)           The Bank shall provide the Company with reasonable advance notice of any changes in Applicable Law that would apply to the Company as a result of its participation in the Program (or if advance notice is not practicable, the Bank shall give such notice as soon as practicable, and in such event the Company shall not be responsible for complying with such changes unless and until a reasonable time after receipt of such notice so as to permit the Company to achieve such compliance); provided, however that in no event shall the Company be relieved of its indemnification obligations set forth in subsection (i) of Section 18.1(g).

(d)           Books and Records.  The Bank shall keep adequate records and books of account with respect to the Accounts and Cardholder Indebtedness in which proper entries, reflecting all of the Bank’s financial transactions relating to the Program, are made in accordance with GAAP and the requirements of this Agreement.  The Bank shall keep adequate records and books of account with respect to its activities, in which proper entries reflecting all of the Bank’s financial transactions are made in accordance with GAAP.  All of the Bank’s records, files and books of account shall be in all material respects complete and correct and shall be maintained in accordance with good business practice and Applicable Law.

(e)           Servicing Qualifications.  The Bank shall at all times during the Term and continuing until the end of the Termination Period remain licensed and qualified in all jurisdictions necessary to service the Accounts in accordance with all Applicable Laws, except where the failure to be so qualified would not reasonably be expected to have, individually or in the aggregate, a Bank Material Adverse Effect.

(f)            Conflicts of Interest.  The Bank shall establish and maintain appropriate business standards, procedures and controls designed to ensure that the Bank shall perform and conduct its operations in a manner consistent with the Program Objectives and in such a way as not to disparage or embarrass or otherwise adversely affect the Company and its Affiliates.

(g)           Charter and FDIC Insurance.  The Bank shall at all times maintain its state banking charter; provided that, in the event that the Bank converts or changes its charter to a federal banking charter or to another state banking charter, the Bank shall be responsible for all of the costs of changing any credit card collateral relating to such conversion or change.  The Bank shall ensure that its deposit accounts, if any, are insured by the FDIC to the fullest extent permitted under law.

(h)           Disputes with Cardholders.  The Bank shall cooperate with the Company in a timely manner (but in no event less promptly than required by Applicable Law) to resolve all disputes with Cardholders.  If the Bank receives a Cardholder complaint regarding Goods and Services (and not relating to the use of the Cardholder’s Account or Company Credit Card to purchase such Goods and Services), or the Value Proposition, the Bank shall refer such complaint to the Company in accordance with the Operating Procedures and Section 7.2(i).

(i)            Special Conditions.  In the event that any Special Condition applicable to the Bank or any of its Affiliates results in the Company being required to incur out-of-pocket costs or expenses to ensure that the Program remains in compliance with Applicable Law, the same shall be reimbursed by the Bank and shall not be deemed to be Program expenses or otherwise reduce Net Credit Revenue.

ARTICLE XII

ACCESS AND AUDIT

12.1         Access to Facilities, Books and Records.  Each party shall permit the other party to visit its facilities related to the Program during normal business hours with reasonable advance notice.  Each Party shall also permit the other Party and its Representatives to review copies of the books and records relating to the Program for reasonable purposes relating to the Program; provided that, neither Party shall be required to provide access to records to the extent that (a) such access is prohibited by Applicable Law, (b) such records are legally privileged, or (c) such records relate to (****). For the avoidance of doubt, the Company authorizes the Bank to (****) shall be reviewed with the Strategic Operating Committee.

12.2         Audit Rights.  (****) such Party, (****) , may conduct (****) an audit to determine whether such other Party is in compliance with all of its obligations pursuant to this Agreement.  Such audit shall be conducted during (****) in accordance with generally accepted auditing standards and the auditing Party shall employ such reasonable procedures and methods as necessary and appropriate in the circumstances, minimizing interference to the extent practicable with the audited Party’s normal business operations.  The audited Party shall (****) facilitate the auditing Party’s review, including (****) to assist the auditing Party and its Representatives as (****). The audited Party shall deliver any document or instrument necessary for the auditing Party to obtain such records from any Person maintaining records for the audited Party and shall maintain records pursuant to its regular record retention policies.  For purposes of this provision, the audited Party also shall (****) Notwithstanding the generality of the foregoing, the audited Party shall not be required to provide access to records to the extent that (a) such access is prohibited by Applicable Law, (b) such records are legally privileged, (c) such records are (****).

12.3         Relevant Laws Compliance.  The Parties acknowledge that: (a) each of Signet Jewelers Limited’s (“Parent”) management and the Bank’s management is now and/or in the future may be required under the Sarbanes-Oxley Act of 2002 and related regulations and (solely with respect to the Bank) the Federal Deposit Insurance Corporation Improvement Act of 1991 and related regulations (collectively, the “Relevant Laws”) to, among other things, assess the effectiveness of its respective internal controls over financial reporting and state in its report whether such internal controls are effective; (b) the independent auditors of Parent and the Bank are now and/or in the future may be required to evaluate the process used by management to make such assessment to determine whether that process provides an appropriate basis for management’s conclusions; and (c) because the Parties have entered into a significant transaction with each other as described in this Agreement, the controls used by the Parties (including, without limitation, controls that restrict unauthorized access to systems, data and programs) are relevant to Parent’s and the Bank’s evaluation of its internal controls.  Having acknowledged the foregoing, and subject to the terms of this Section, each Party agrees to cooperate with Parent and the Bank, and their respective independent auditors as reasonably necessary to facilitate Parent’s and the Bank’s ability to comply with its obligations under the Relevant Laws including, without limiting the generality of the foregoing, by complying with the further terms of this Section 12.3.

12.4         Governmental Authority Supervision.  Each Party agrees to allow any Governmental Authority asserting supervisory authority over the other Party or such Party’s Affiliates to inspect, audit, and examine its facilities, systems, records and personnel relating to the Program and to use commercially reasonable efforts to allow any Governmental Authority asserting supervisory over such Party’s Service Providers to inspect, audit, and examine the facilities, systems, records and personnel relating to the Program. Each Party shall, to the extent possible and as permitted by Applicable Law or the applicable Governmental Authority, provide the other Party with reasonable advance notice of any such inspection, audit or examination. Each Party acknowledges that Governmental Authorities (or their respective representatives) have the right to (a) exercise directly the audit rights granted to the other Party under this Agreement; (b) accompany the other Party (or its representatives) when it exercises its inspection rights under this Agreement; (c) access and make copies of all internal audit reports (and associated working papers and recommendations) prepared by or for the Party or the Program; and (d) access any findings in the external audit of the Party (and associated working papers and recommendations) prepared by or for the Party that relate to the Program, subject to the consent of its external auditor.

ARTICLE XIII

CONFIDENTIALITY

13.1         General Confidentiality.

(a)           For purposes of this Agreement, “Confidential Information” means any of the following: (i) nonpublic information that is provided by or on behalf of either the Company or the Bank to the other Party or its Representatives or Service Providers in connection with the Program (including information provided prior to the date hereof or the Effective Date); (ii) nonpublic information about the Company or the Bank or their Affiliates, or their respective businesses or employees, that is otherwise obtained by or on behalf of the other Party in connection with the Program, in each case including: (A) information concerning marketing plans, objectives and financial results, business systems, methods, processes, know-how, financing data, programs and products and Value Proposition terms and features and tests thereof; (B) information regarding any products offered or proposed to be offered under the Program or the manner of offering of any such products; (C) information unrelated to the Program obtained by the Company or the Bank in connection with this Agreement, including by accessing or being present at the business location of the other Party; and (D) non-public Intellectual Property such as proprietary technical information and source code developed in connection with the Program; (iii) the terms and conditions of this Agreement; and (iv) the Marketing Plan.  The provisions of this Article XIII governing Confidential Information shall not govern Cardholder Data or Shopper Data, which shall be governed by the provisions of Article VI.

(b)           The restrictions on disclosure of Confidential Information under this Article XIII shall not apply to information received or obtained by the Company or the Bank, as the case may be, that: (i) is or becomes generally available to the public other than as a result of disclosure in breach of this Agreement or any other confidentiality obligations; (ii) is lawfully received on a non-confidential basis from a third party authorized to disclose such information without restriction and without breach of this Agreement; (iii) is required to be publicly disclosed by Applicable Law or applicable stock exchange rules; provided that, the Party subject to such Applicable Law or applicable stock exchange rules shall consult with the other Party with respect to such filing or disclosure; and provided, further, that such information shall be disclosed only to the extent required by such Applicable Law and shall otherwise remain Confidential Information; or (iv) is developed by the Company or the Bank, as the case may be, without the use or knowledge of any proprietary, non-public information provided by the other Party under, or otherwise made available to such Party as a result of, this Agreement.  Nothing herein shall be construed to permit the Receiving Party (as defined below) to disclose to any third party any Confidential Information that the Receiving Party is required to keep confidential under Applicable Law.

(c)           The terms and conditions of this Agreement and the Marketing Plan and all of the items referred to in clauses (A) through (B) of Section 13.1(a) shall each be the Confidential Information of the Company and the Bank and each of the Parties to this Agreement shall be deemed to be a Receiving Party of each of them.

(d)           If the Company, on the one hand, or the Bank, on the other hand, receives Confidential Information of the other Party (“Receiving Party”), the Receiving Party shall do the following with respect to the Confidential Information of the other Party (“Disclosing Party”): (i) keep the Confidential Information of the Disclosing Party confidential in accordance with the nondisclosure requirements of this Agreement; (ii) treat all Confidential Information of the Disclosing Party with the same degree of care as it accords its own Confidential Information, but in no event less than a reasonable degree of care; and (iii) implement and maintain commercially reasonable physical, electronic, administrative and procedural security measures, including commercially reasonable authentication, access controls, virus protection and intrusion detection practices and procedures, to protect such Confidential Information.

13.2         Use and Disclosure of Confidential Information.

(a)           Each Receiving Party shall use and disclose the Confidential Information of the Disclosing Party only for the purpose of performing its obligations or enforcing its rights with respect to the Program or as otherwise expressly permitted by this Agreement, and shall not accumulate in any way or make use of such Confidential Information for any other purpose; provided that, subject to Section 17.2(e), notwithstanding any other provision hereof, the Parties may not disclose the terms of this Agreement in the exercise of their rights under Section 2.2(a), Section 2.2(b), other than the terms relating to the processing of Prequalification Requests, or in connection with the exercise of their rights under Article XIV or XVII.

(b)           Each Receiving Party shall: (i) limit access to the Disclosing Party’s Confidential Information to those Representatives, service providers or vendors, prospective purchasers (and their respective Representatives) who have a reasonable need to access such Confidential Information, in connection with the Program, a potential sale of Program Assets or any assets of the Company and its Affiliates, a potential merger, consolidation, acquisition or other transaction or financing arrangement involving the Company and its Affiliates, or pursuant to the Company’s exercise of its purchase option hereunder, in each case in accordance with the terms of this Agreement, (ii) ensure that any Person with access to the Disclosing Party’s Confidential Information agrees to be bound by a confidentiality agreement consistent with the restrictions set forth in this Article XIII and (iii) be liable to the Disclosing Party for any unauthorized use of or access to its Confidential Information by any of the above persons.

(c)           The Bank shall not share or allow access to information about Program marketing strategy, acquisition strategy, Company Credit Card usage, and use of Systems that is unique to the Program and that does not include general expertise or know-how with Bank employees who are dedicated to, or spend a majority of their time in respect of, any Relevant Retail Program.

13.3         Unauthorized Use or Disclosure of Confidential Information.  Each Receiving Party agrees that any unauthorized use or disclosure of Confidential Information of the Disclosing Party will cause immediate and irreparable harm to the Disclosing Party for which money damages will not constitute an adequate remedy.  In that event, the Receiving Party agrees that equitable or injunctive relief (including specific performance) may be warranted in addition to any other remedies the Disclosing Party may have.  In addition, the Receiving Party agrees promptly to advise the Disclosing Party by telephone and in writing of any unauthorized disclosure or use of the Confidential Information of the Disclosing Party by the Receiving Party or any Person to whom the Receiving Party shall have disclosed such information which may come to the Receiving Party’s attention, and to take all steps at the Receiving Party’s expense reasonably requested by the Disclosing Party to remedy same.

13.4         Return or Destruction of Confidential Information.  Following the end of the Termination Period (or the interim servicing period pursuant to Section 17.2(h) to the extent sharing of Confidential Information continues during the Termination Period in accordance with this Agreement), the Receiving Party shall cease using and promptly, at Receiving Party’s option, return to Disclosing Party or arrange for the destruction of any and all the Disclosing Party’s Confidential Information in any media (including any electronic or paper copies, reproductions, extracts or summaries thereof); provided, however, the Receiving Party in possession of tangible property containing the Disclosing Party’s Confidential Information may retain, subject to the terms of this Agreement, (a) Confidential Information (i) that a Receiving Party, its Service Providers or their respective Representatives are required to retain by Applicable Law or documented, internal retention policies, or (ii) that are automatically retained as part of a computer back-up, recovery or similar archival or disaster recovery system or form; provided, such copies are not intentionally accessed except where required or requested by Applicable Law or where disclosure is otherwise permitted under this Agreement, or (b) that a Receiving Party’s or its Service Providers’ Representatives that are accounting firms retain in accordance with policies and procedures implemented by such persons in order to comply with Applicable Law or professional rules or standards.  Such return or destruction shall be certified in writing, including a statement that no copies of Confidential Information have been kept, except as provided herein.

ARTICLE XIV

RETAIL PORTFOLIO ACQUISITIONS AND DISPOSITIONS

14.1         Retailer that Operates a Credit Card Business.  If the Company or any of its Subsidiaries acquires, is acquired by, or otherwise combines with (including by merger, consolidation or other business combination) a retailer that directly or through an Affiliate or unaffiliated Person issues a Credit Card in the United States and following such acquisition such Credit Card will bear a Company Licensed Mark (such Credit Card accounts, the “New Portfolio”), then without limiting any termination rights the Company may have in connection with such transaction, the Company shall comply with this Article XIV in connection therewith.  The Company shall notify the Bank of such transaction as soon as practicable, which may, in the Company’s sole discretion, be prior to or after the Company’s purchase of such retailer, and the following shall apply:

(a)           Retailer that Operates a New Portfolio.  If the acquired retailer owns and operates the New Portfolio itself or through an Affiliate, the Company may, in its discretion, continue to operate the New Portfolio.  If the Company determines, in its discretion, to use a third-party issuer to serve as the issuer for the New Portfolio, the Company shall (****).

(b)           Retailer that has a New Portfolio with another Issuer. If the New Portfolio is issued through an unaffiliated Person (other than the Bank or any of its Affiliates) (such unaffiliated Person the “Acquired Portfolio Issuer”), the following shall apply:

(i)            (****)

(ii)           If the Acquired Portfolio Program Agreement is terminable in accordance with its terms, then the following shall apply:

(****)

(c)           Retailer that has a New Portfolio with the Bank.  If the Company or any of its Subsidiaries acquires a New Portfolio issued by the Bank, (****).

(d)           Nothing in this Section 14.1 shall require the Company to breach, or cause a breach of, the terms of any existing agreement relating to such acquired retailer, program or New Portfolio.

(e)           If the Company does not sell such New Portfolio to the (****).

14.2         Conversion of Purchased Accounts.

(a)           If the Bank acquires any Credit Card portfolio pursuant to Section 14.1(a) or Section 14.1(b) or if the Company elects to integrate any such acquired portfolio pursuant to Section 14.1(c), (****).

(b)          Each Party shall (****) unless the Parties otherwise agree to modify such terms and conditions.

(c)           (****).

14.3         No Other Company Obligations.  Except as set forth in this Article XIV, the Company shall have no obligation to include in the Program any Credit Card portfolios acquired in connection with any merger, consolidation, acquisition or other transaction or otherwise cause them to be transferred to the Bank.  Except to the extent included in the Program in accordance with this Article XIV, an acquired portfolio may be operated free of the exclusivity restrictions set forth in this Agreement, including, for the avoidance of doubt, if the Company acquires, whether by purchase or otherwise, another retailer with a consumer Credit Card program that the Company does not seek to re-brand with a Company Licensed Mark.

14.4         Retail Portfolio Dispositions.  Nothing in this Agreement shall be deemed to require the Company to maintain any Company Channel, in whole or in part, or prevent the Company from ceasing to operate any Company Channel, in whole or in part.  In the event that the Company arranges for the disposition of any group of retail establishments that are separately identifiable (e.g., retail establishment representing a particular geographical location, branding strategy, product type or other separately identifiable feature) or any Company Channel other than its physical store channel, the Company may (****) (****) , or (ii) in the event that such purchaser does not (****) (****) For purposes of this Section 14.4, the Company may deem an Account to be related to a disposition and to be a Program Asset if (****) , as the case may be, that are subject to such disposition. For the Company to offer (****).

ARTICLE XV

EVENTS OF DEFAULT; RIGHTS AND REMEDIES

15.1         Events of Default.  The occurrence of any one or more of the following events (regardless of the reason therefor) shall constitute an Event of Default by a Party hereunder:

(a)           Such Party shall fail to make a payment of any amount due and payable pursuant to this Agreement (other than the settlement of amounts due in respect of Charge Transaction Data addressed in Section 15.2(a) below) and such failure shall remain unremedied for a period of three (3) Business Days after the non-defaulting Party shall have given written notice thereof.

(b)           Except with respect to noncompliance with Sections 4.6(d), and 7.3 (which are addressed in Sections 16.2(c) and 15.2(e), respectively), such Party shall fail to perform, satisfy or comply with any material obligation, condition, covenant or other provision contained in this Agreement, and such failure shall remain unremedied for a period of thirty (30) days after the dispute resolution process in Section 3.2(d)(ii)(D) is exhausted without resolution (provided that, the other Party shall have first given written notice of such failure specifying the nature of such failure in reasonable detail), provided that, if such failure cannot be cured in a commercially reasonable manner within such time, such failure shall not constitute an Event of Default if the defaulting Party shall have initiated and diligently pursued a cure within such time and such cure is completed within ninety (90) days from the date the dispute resolution process in Section 3.2(d)(ii)(D) is exhausted without resolution.

(c)           Any representation or warranty by such Party contained in this Agreement shall not be true and correct in any respect as of the date when made, and the Party making such representation or warranty shall fail to cure the event giving rise to such breach within thirty (30) days after the other Party shall have given written notice thereof specifying the nature of such breach in reasonable detail, provided that, if such failure cannot be cured in a commercially reasonable manner within such time, such breach shall not constitute an Event of Default if the defaulting Party shall have initiated a cure within such time and such cure is completed within ninety (90) days from the date of written notice regarding such breach.

15.2         Defaults by the Bank.  The occurrence of any one or more of the following events (regardless of the reason therefor) shall constitute an event of default by the Bank hereunder:

(a)           The Bank fails to settle Charge Transaction Data and make payment in full therefor within two (2) Business Days of the time that such settlement payment is due pursuant to Section 8.4.

(b)           The Bank shall no longer be solvent or shall fail generally to pay its debts as they become due.

(c)           Any regulatory authority having jurisdiction over the Bank shall order the appointment of a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of the Bank or of any substantial part of its properties, or order the winding-up or liquidation of the affairs of the Bank.

(d)           Either (i) the Bank shall (A) consent to the institution of proceedings specified in paragraph (c) above or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of such entity or of any substantial part of its properties, or (B) take corporate or similar action in furtherance of any such action; or (ii) a decree or order by a court having jurisdiction (1) for relief in respect of the Bank pursuant to the Bankruptcy Code or any other applicable bankruptcy or other similar law, (2) for appointment of a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of the Bank or of any substantial part of its properties, or (3) ordering the winding-up or liquidation of the affairs of the Bank shall, in any such case, be entered, and shall not be vacated, discharged, stayed or bonded within sixty (60) days from the date of entry thereof.

(e)           The Bank shall fail to meet one or more SLAs expressly giving rise to the right to terminate hereunder pursuant to Schedule 7.3.

(f)            (****)

15.3         Defaults by the Company.  The occurrence of any one or more of the following events (regardless of the reason therefor) shall constitute an event of default by the Company hereunder:

(a)           The Company shall no longer be solvent or shall fail generally to pay its debts as they become due.

(b)           A petition under the Bankruptcy Code or similar law shall be filed against the Company and not be dismissed within sixty (60) days.

(c)           A decree or order by a court having jurisdiction (i) for relief in respect of the Company pursuant to the Bankruptcy Code or any other applicable bankruptcy or other similar law, (ii) for appointment of a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of the Company or of any substantial part of its properties, or (iii) ordering the winding-up or liquidation of the affairs of the Company shall, in any such case be entered, and shall not be vacated, discharged, stayed or bonded within sixty (60) days from the date of entry thereof.

(d)           The Company shall (i) file a petition seeking relief pursuant to the Bankruptcy Code or any other applicable bankruptcy or other similar law, (ii) consent to the institution of proceedings pursuant thereto or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of the Company or any substantial part of its properties, or (iii) take corporate or similar action in furtherance of any such action.

15.4         Remedies for Events of Default.

(a)           In addition to any other rights or remedies available to the Parties at law or in equity, upon the occurrence of a Company Event of Default or a Bank Event of Default, the non-defaulting Party shall be entitled, in addition to its termination rights under Article XVI, to collect from the defaulting Party any amount indisputably in default plus interest based on the Prime Rate.

ARTICLE XVI

TERM/TERMINATION

16.1        Term.  This Agreement shall continue in full force and effect for seven (7) years from the Effective Date (the “Initial Term”) unless earlier terminated as provided herein. Following the Initial Term this Agreement shall renew automatically without further action of the Parties for successive two (2) year terms (each, a “Renewal Term”) unless (a) the Bank provides written notice of non-renewal at least (****) or (b) the Company provides written notice of non-renewal at least (****) in each case, prior to the expiration of the Initial Term or current Renewal Term, as the case may be.

16.2         Termination by the Company Prior to the End of the Initial Term or a Renewal Term.  In addition to the other termination rights expressly provided for pursuant to other Sections of this Agreement, the Company may terminate this Agreement upon written notice prior to the end of the Initial Term or any Renewal Term:

(a)           upon written notice upon the occurrence of a Bank Event of Default;

(b)           (****)

(c)           in accordance with (****);

(d)           (****)

(e)           (****)

(f)            upon notice if the Bank shall fail to perform, satisfy or comply with any obligation, condition, covenant or other provision contained in this Agreement for a period of not less than thirty (30) days due to a Force Majeure Event and such failure shall either have a Bank Material Adverse Effect or materially diminish the benefits of the Program to the Company; or

(g)            if the Purchase Agreement is terminated without the occurrence of the Closing Date.

16.3         Termination by the Bank Prior to the End of the Initial Term or a Renewal Term.  The Bank may terminate this Agreement upon written notice prior to the end of the Initial Term or any Renewal Term (i) after the occurrence of a Company Event of Default, (ii) if the Company shall fail to perform, satisfy or comply with any obligation, condition, covenant or other provision contained in this Agreement for a period of not less than thirty (30) days due to a Force Majeure Event and such failure shall either have a Company Material Adverse Effect or materially diminish the benefits of the Program to the Bank or (iii) if the Purchase Agreement is terminated without the occurrence of the Closing Date.

ARTICLE XVII

EFFECTS OF TERMINATION

17.1         General Effects.

(a)           In the event of a notice of termination or non-renewal of this Agreement (****), all obligations of the Parties, including (i) operating and servicing the Accounts in the ordinary course of business, (ii) compensation as set forth in Article IX, (iii) originating and extending credit on Accounts and funding Cardholder Indebtedness, (iv) at the Company’s option, solicitations, marketing and advertising of the Program, and (v) at the Company’s option, funding of the Marketing Commitment, and (vi) acceptance of the Company Credit Cards in Company Channels, shall continue in accordance with and subject to the terms of this Agreement (****) provided that the obligations of the Company and its Affiliates in Section 2.2 shall cease to be of any further force and effect if at any time following notice of termination or non-renewal of this Agreement by either Party, the Bank ceases to accept Credit Card Applications or extend credit under the Credit Cards or comply with Section 4.6 in connection with the Accounts.  (****).

(b)           (****) all obligations of the Parties under this Agreement shall cease, except that the provisions specified in Section 19.22 shall survive.

17.2         The Company’s Option to Purchase the Program Assets.

(a)           If this Agreement expires or is terminated by either Party for whatever reason, the Company, directly or through an Affiliate, has the option to purchase, or arrange the purchase by a third party nominated by the Company (a “Nominated Purchaser”), of the Program Assets from the Bank on customary terms and conditions (unless the Company is the purchaser, in which case the terms shall be no more onerous or less favorable to the Company than those applicable to the Bank in the Purchase Agreement); provided, however, that in all cases, purchase price of the Program Assets will be determined in accordance with Section 17.3.

(b)           The purchase option is exercisable by the Company serving notice (the “Purchase Notice”) by the later of: (****).

(c)           If such purchase option is exercised, the Company or the Nominated Purchaser must use commercially reasonable efforts to complete the purchase of the Program Assets within (****) provided, however, that such time period shall be extended as necessary for required regulatory approvals.  The date of such completion shall be the “Program Purchase Date.”

(d)           If this Agreement is terminated by either Party, the purchase price for the Program Assets purchased, payable on the Program Purchase Date, shall be equal to the Fair Market Value of the Accounts and Cardholder Indebtedness determined in accordance with Section 17.3; provided that if this Agreement is terminated by the Company pursuant to Section 16.2(b), then the purchase price so payable shall be the greater of the Fair Market Value  and  the par value of the Accounts and Cardholder Indebtedness to be purchased on the Program Purchase Date.

(e)           The Parties will use commercially reasonable efforts to minimize transition costs.  Following the provision by either Party of notice of termination or non-renewal of this Agreement or the occurrence of an event that gives rise to a right of termination, or at any time during (****), the Bank shall provide (i) the Company and its prospective or actual Nominated Purchasers with Program-related data of the type that (****) (ii) the Company and its prospective or actual Nominated Purchasers access to information relating to the Program Assets and the performance of the Program, including(****).

(f)            Each Party shall be responsible for (****).

(g)           After the Program Purchase Date, the Bank shall have no further rights in or to any Cardholder Data. If the purchase option is not exercised, following the end of the Termination Period, subject to the Bank’s rights in Section 17.4, in no event shall the Bank solicit any Cardholder for any loan, product or service on the basis of such Person’s status as a Cardholder or any other information obtained in connection with the Program without the Company’s prior consent.

(h)           If the Company exercises its right to purchase, or to select a Nominated Purchaser to purchase, the Program Assets, (****).

(i)            Existing Receivables.

(i)            Except as provided in this Section, the Existing Receivables may not be purchased by the Company or the Nominated Purchaser.

(ii)           The Company or the Nominated Purchaser may elect to exercise the Clean Up Call Option with the exercise of the right to purchase the other Program Assets.  If the Company or the Nominated Purchaser elects to exercise the Clean Up Call Option pursuant to this Section, then the purchase price thereof shall be the same as for the other Program Assets, as set forth in Section 17.2(d).

17.3         Fair Market Value.  Upon receipt of the Purchase Notice, if applicable, the Parties shall enter into good faith negotiations to determine the Fair Market Value of the Accounts and Cardholder Indebtedness for a period of thirty (30) days based on (i) the assumption that the Company (or its successor) will continue to be a going concern as a retailer and (ii) the additional assumptions set forth in Schedule 17.3.  In the event that the Parties do not reach agreement on the Fair Market Value of the Accounts and Cardholder Indebtedness during such period, the Bank and the Company (or its Nominated Purchaser, if applicable) shall each retain, at their own cost, an Independent Appraiser who together shall select a third Independent Appraiser.  The Bank and the Company (or its Nominated Purchaser, if applicable) shall each pay fifty percent (50%) of the costs associated with the third Independent Appraiser.  The Parties shall provide such information to the Independent Appraisers as is necessary to permit each of the Independent Appraisers to provide a valuation of the Accounts and Cardholder Indebtedness; provided, however, that the information provided to all Independent Appraisers shall be identical and there shall be no ex parte communication between a Party and an Independent Appraiser.  Such appraisals shall be performed on the basis of the assumptions set forth in Schedule 17.3.  The Fair Market Value shall be the average of the two (2) closest valuations received from the Independent Appraisers; provided, however, if the median valuation is within plus or minus twenty (20) percent of the mean of the three valuations, the Fair Market Value shall be the mean.  The Fair Market Value determined in accordance with this Section 17.3 shall be final and binding on the Parties and enforceable in any court having jurisdiction pursuant to this Agreement.  None of the Independent Appraisers can be compensated based on the outcome of their appraisal or the outcome of the Fair Market Value process.

17.4         Rights of the Bank if Purchase Option Not Exercised.

(a)           If this Agreement expires or is terminated and the Company gives written notice that the Company shall not exercise its option referred to in Section 17.2 or otherwise fails to exercise its option within the time period specified in Section 17.2, the Company shall have no further rights whatsoever in the Program Assets.  In such event, the Bank shall have the right on or after the expiration or termination of this Agreement to:

(i)             (****)

(ii)           subject to Applicable Law, notify Cardholders that the Bank shall cease providing credit under the Accounts and require repayment of all amounts outstanding on all Accounts until all associated receivables have been repaid and, solely for identification purposes, use the Company’s name (but not stylized mark) in connection with liquidating the remaining Accounts until the last Account is liquidated; provided that, the foregoing use is subject to the terms and conditions of this Agreement;

(iii)           (****)

(iv)          any combination of (i), (ii), and (iii).

(b)           (****).

(c)           The Company hereby grants and agrees to grant to the Bank a non-exclusive, royalty-free, non-transferable, non-sublicensable license to use the Company Licensed Marks (i) for up to one hundred and eighty (180) days after the Company gives written notice that the Company shall not exercise its option referred to in Section 17.2 or after the time period for the Company to exercise such option shall have expired solely to the extent necessary to exercise its rights under this Section 17.4 and (ii) for up to one hundred eighty (180) days after such written notice or expiration solely to the extent necessary to identify the Accounts in connection with the billing and collection thereof and as otherwise required by Applicable Law, after which time the Bank shall no longer use any of the Company Licensed Marks (or any other trademarks or source indicators confusingly similar thereto).

ARTICLE XVIII

INDEMNIFICATION

18.1         Company Indemnification of the Bank.  From and after the Effective Date, the Company shall indemnify and hold harmless the Bank, its Affiliates, and their respective officers, directors and employees from and against and in respect of any and all losses, liabilities, damages, costs and expenses of whatever nature, including reasonable attorneys’ fees and expenses (collectively, “Losses”), which are caused or incurred by, result from, arise out of or relate to the following:

(a)           the Company’s, its Affiliates’ or any of its or their employees’ or Service Providers’ negligence, recklessness or willful misconduct (including acts and omissions) relating to the Program;

(b)           any breach by the Company, any of its Affiliates, or any of its or their Service Providers of any of the terms, covenants, representations, warranties or other provisions contained in this Agreement;

(c)           any actions or omissions by the Bank taken or not taken (i) at the Company’s written request or written direction pursuant to this Agreement, except where the Bank would have been otherwise required to take such action (or refrain from acting) absent such request or direction of the Company (it being understood that neither this exception nor any request or direction of the Company shall in any way relieve the Bank of, or in any way alter, the Bank’s express obligations under this Agreement or (ii) at the direction of the Strategic Operating Committee based on the Company’s exercise of its right to break a deadlock with respect to an Unapproved Matter based on the status of that Unapproved Matter as a Company Matter;

(d)           fraudulent acts by the Company, or any of its Affiliates, or its or their employees or Service Providers, in connection with the Program (except to the extent charged back pursuant to Section 8.5);

(e)           any failure by the Company or its Affiliates to satisfy any of their obligations to third parties with respect to the sale by them to such third parties of Goods and Services;

(f)           any element of any Company Credit Cards, Credit Card Documentation, the Program Website, any Program related social media pages or “apps,” Solicitation Materials or other communications to Cardholders, Bank Program Materials, Company Program Materials, or Account Documentation that was (i) modified by the Company in contravention of this Agreement or (ii) included therein at the direction of the Strategic Operating Committee at the express direction of the Company pursuant to its right to break a deadlock based on the fact that the inclusion of such element was an Unapproved Matter that was approved as a Company Matter;

(g)           the failure of the Company to comply with Applicable Law in connection with the Program or the Operating Procedures, unless such failure was the result of (i) any action taken or not taken by the Company at the request or direction of the Bank or in accordance with the Operating Procedures or (ii) was the result of a violation of any Applicable Law as to which the Bank shall have failed to advise the Company as required pursuant to Section 11.5(c)(ii) hereof;

(h)           the Company’s Inserts or Billing Statement messages (other than any such Inserts or Billing Statement messages governed by clause (f) above);

(i)            allegations by a third party that the use or publication of the Company Licensed Marks as permitted herein or any materials or documents provided by the Company (other than Account Documentation or Solicitation Materials, which are governed by clause (f) above) constitutes: (i) libel, slander, and/or defamation; (ii) invasion of rights of privacy or rights of publicity; (iii) breach of contract or tortious interference; (iv) trademark infringement or dilution or (v) unfair competition;

(j)            (****);

(k)           any loyalty or reward program offered by the Company, and the offering and administration of any Value Proposition by the Company, except to the extent of the Bank’s administrative obligations under Section 4.10 or to the extent that the element of the loyalty or reward program resulting in the Loss was approved by the Strategic Operating Committee at the direction of the Bank pursuant to its right to break a deadlock because such element was an Unapproved Matter that is a Bank Matter; and

(l)            the operation of the Secondary Program and any Second-Look Program.

18.2         Bank Indemnification of the Company.  From and after the Effective Date, the Bank shall indemnify and hold harmless the Company, its Affiliates and their respective officers, directors and employees from and against and in respect of any and all Losses which are caused or incurred by, result from, arise out of or relate to the following:

(a)           the Bank’s, its Affiliates’ or any of its or their employees’ or Service Providers’ negligence, recklessness or willful misconduct (including acts and omissions) relating to the Program;

(b)           any breach by the Bank, any of its Affiliates, or any of its or their Service Providers of any of the terms, covenants, representations, warranties or other provisions contained in this Agreement or any Credit Card Agreement;

(c)           any actions or omissions by the Company taken or not taken at the Bank’s written request or direction pursuant to this Agreement, except where the Company would have been otherwise required to take such action (or refrain from acting) absent such request or direction of the Bank (it being understood that neither this exception nor any request or direction of the Bank shall in any way relieve the Company of, or in any way alter, the Company’s express obligations under this Agreement);

(d)           fraudulent acts by the Bank, or any of its Affiliates, or its or their agents or employees or Service Providers, in connection with the Program;

(e)           any failure by the Bank to satisfy any of its obligations to (i) Cardholders or other third parties with respect to the Program or the Accounts, whether pursuant to the Credit Card Agreements or otherwise or (ii) any other third parties in connection with its provision of other products and services to such third parties;

(f)           any element of any Company Credit Cards, Credit Card Documentation, the Program Website, any Program related social media pages or “apps,” Solicitation Materials or other communications to Cardholders, Bank Program Materials, Company Program Materials, or Account Documentation, including that the same fail to comply with Applicable Law, except to the extent the Losses with respect thereto are indemnifiable by the Company pursuant to Section 18.1(f);

(g)           (i) the failure of the Program to comply with Applicable Law, except if such failure was the result of an action imposed by the Strategic Operating Committee at the direction of the Company pursuant to its right to break a deadlock because such action was an Unapproved Matter that was a Company Matter or (ii) the failure of the Bank to comply with Applicable Law in connection with the Program or the Risk Management Policies, Collections Policies or Operating Procedures;

(h)           the Bank’s Inserts or Billing Statement messages;

(i)            allegations by a third party that the use or publication of the Bank Licensed Marks as permitted herein or any materials or documents provided by the Bank constitutes: (i) libel, slander, and/or defamation; (ii) invasion of rights of privacy or rights of publicity; (iii) breach of contract or tortious interference; (iv) trademark infringement or dilution or (v) unfair competition;

(j)            (****); and

(k)           any Approved Ancillary Products offered to Cardholders by the Bank under the Program.

18.3         Procedures.

(a)           In case any claim is made, or any suit or action is commenced, against a Party (the “Indemnified Party”) in respect of which indemnification may be sought by it under this Article XVIII, the Indemnified Party shall promptly give the other Party (the “Indemnifying Party”) notice thereof and the Indemnifying Party shall have the right to assume control of and defend, in the name of the Indemnified Party, any claim of which it has received such notice, by giving written notice to the Indemnified Party given not later than twenty (20) days after the delivery of the applicable notice from the Indemnified Party, to assume, at the Indemnifying Party’s expense, the defense thereof, with counsel reasonably satisfactory to such Indemnified Party.  After notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party under this Section 18.3 for any attorneys’ fees or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, except to the extent set forth in Section 18.3(b).

(b)           The Indemnified Party shall have the right to employ its own counsel if the Indemnifying Party elects to assume such defense, but the fees and expenses of such counsel shall be at the Indemnified Party’s expense, unless (i) the employment of such counsel at the Indemnifying Party’s expense has been authorized in writing by the Indemnifying Party, (ii) the Indemnifying Party has not employed counsel to take charge of the defense within twenty (20) days after delivery of the applicable notice or, having elected to assume such defense, thereafter ceases its defense of such action, or (iii) the Indemnified Party has reasonably concluded that there may be defenses available to it which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events the attorneys’ fees and expenses of counsel to the Indemnified Party shall be borne by the Indemnifying Party.

(c)           The Indemnified Party or Indemnifying Party may at any time notify the other of its intention to settle or compromise any claim, suit or action against the Indemnified Party in respect of which payments may be sought by the Indemnified Party hereunder, and (i) the Indemnifying Party may settle or compromise any such claim, suit or action solely for the payment of money damages for which the Indemnified Party will be released and fully indemnified hereunder, but shall not agree to any other settlement or compromise without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld (it being agreed that any failure of an Indemnified Party to consent to any settlement or compromise involving relief other than monetary damages shall not be deemed to be unreasonably withheld), and (ii) the Indemnified Party may not settle or compromise any such claim, suit or action without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld and the Indemnifying party will have no obligation to pay the monetary amount of any such settlement or compromise entered into by the Indemnified Party without the Indemnifying Party’s prior written consent.

(d)           The Indemnifying Party shall promptly notify the Indemnified Party if the Indemnifying Party desires not to assume, or participate in the defense of, any third party claim, suit or action.

18.4         Notice and Additional Rights and Limitations.

(a)           If an Indemnified Party fails to give prompt notice of any claim being made or any suit or action being commenced in respect of which indemnification under this Article XVIII may be sought, such failure shall not limit the liability of the Indemnifying Party except to the extent the Indemnifying Party’s ability to defend the matter was actually prejudiced by such failure to give prompt notice.

(b)           This Article XVIII shall govern the obligations of the Parties with respect to the subject matter hereof but shall not be deemed to limit the rights that either Party might otherwise have at law or in equity.

18.5         LIMITATION OF LIABILITY

IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR (****) (1) WITH RESPECT TO A PARTY’S (****) (2) (****).

ARTICLE XIX

MISCELLANEOUS

19.1         Precautionary Security Interest.  The Company and the Bank agree that this Agreement contemplates the extension of credit by the Bank to Cardholders and that the Company’s submission of Charge Transaction Data to the Bank shall constitute assignment by the Company of any and all right, title and interest in such Charge Transaction Data and the Cardholder Indebtedness reflected therein.  However, as a precaution in the event that any Person asserts that Article 9 of the UCC applies or may apply to the transactions contemplated hereby, the Company hereby grants to the Bank a first priority present and continuing security interest in and to the Acquired Assets (as defined in the Purchase Agreement), whether now existing or hereafter created or acquired.  In addition, the Company agrees to take any reasonable action requested by the Bank, at the Bank’s expense, to establish the first lien and perfected status of such security interest.  Upon the termination or expiration of this Agreement, the Bank shall execute such releases and file such notices as the Company may request to evidence the termination of the security interest provided for in this Section 19.1.

19.2         Securitization.

(a)           The Bank shall have the right to securitize the Cardholder Indebtedness or any part thereof by itself or as part of a larger offering at any time.  Such securitization shall not affect the Company’s rights or the Bank’s obligations hereunder.  The Bank shall not securitize the Cardholder Indebtedness in any manner that may encumber the Company’s rights hereunder to purchase Program Assets free and clear of any lien or other interest created pursuant to such securitization.  All uses of the Company Licensed Marks in any securitization document shall be made in accordance with Section 10.1 and with the prior written approval of the Company, which approval may not be unreasonably withheld.

(b)           In the event the Company elects to purchase the Program Assets pursuant to Section 17.2 and the Bank has securitized or participated any of the Cardholder Indebtedness included therein that is included in the Program Assets, the Bank shall take such actions as are necessary to remove such Program Assets from such securitization or otherwise terminate all interests and liens created in the Program Assets pursuant to such securitization and to transfer such Program Assets free and clear of all such interests and liens to the Company or its Nominated Purchaser.

19.3         Assignment.  None of the Company, on the one hand, or the Bank, on the other hand, shall assign this Agreement or any of its rights hereunder without the prior written consent of the other Party.

19.4         Sale or Transfer of Accounts.  Except as pursuant to Section 17.2 to the Company or its designee, or solely with respect to Cardholder Indebtedness Section 19.2, the Bank shall not sell or transfer in whole or in part any Accounts other than in the ordinary course for written-off Accounts that have been written-off by the Bank in accordance with the then-current Risk Management Policies to purchasers who agree to abide by Bank’s standard policies for debt purchasers generally.

19.5         Subcontracting .  Except as otherwise provided in this Agreement, it is understood and agreed that, in fulfilling its obligations under this Agreement, either Party may, following the below procedures, utilize its Affiliates or other Persons to perform functions in fulfilling its obligations under this Agreement, and such Affiliates or Persons shall comply with the terms of this Agreement.  The applicable Party shall be responsible and liable for functions performed by such Affiliates or other Persons to the same extent the Party would be responsible and liable if it performed such functions itself. (****).

19.6         Amendment.  Except as provided herein, this Agreement may not be amended, supplemented or otherwise modified except by a written instrument signed by the Bank and the Company.

19.7         Non-Waiver.  No delay by a Party hereto in exercising any of its rights hereunder, or partial or single exercise of such rights, shall operate as a waiver of that or any other right.  The exercise of one or more of a Party’s rights hereunder shall not be a waiver of, or preclude the exercise of, any rights or remedies available to such Party under this Agreement or in law or at equity.  Any waiver by a Party shall only be made in writing and executed by a duly authorized officer of such Party.

19.8         Severability.  In case any one or more of the provisions contained herein shall be invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, and this Agreement shall be reformed, construed and enforced as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein and there had been contained herein instead such valid, legal and enforceable provisions as would most nearly accomplish the intent and purpose of such invalid, illegal or unenforceable provision.

19.9         Venue.  Each Party hereby irrevocably submits to the jurisdiction of the United States District Court for the Southern District of New York or, if such federal jurisdiction is unavailable, in the state courts of the State of New York located in the borough of Manhattan over any action arising out of this Agreement, and each Party hereby irrevocably waives any objection which such Party may now or hereafter have to the laying of improper venue or forum non conveniens.  Each Party agrees that a judgment in any such action or proceeding may be enforced in other jurisdictions by suit on the judgment or in any manner provided by law.  Any and all service of process and any other notice in any such suit, action or proceeding with respect to this Agreement shall be effective against a Party if given as provided herein.

19.10       Governing Law.  This Agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made to be performed within such State and applicable federal law.

19.11      Specific Performance.  The Parties agree that money damages would not be a sufficient remedy for any breach of Article VI, X or XIII or the failure of a Party to perform any of its material obligations hereunder, and that, in addition to all other remedies, each Party will be entitled to seek specific performance and to seek injunctive or other equitable relief as a remedy for any such breach or failure to perform its material obligations hereunder.  Each Party waives any requirements for the securing or posting of any bond in connection with such remedy.

19.12       Notices.  Any notice, approval, acceptance or consent required or permitted by a Party under this Agreement shall be in writing to the other Party and shall be deemed to have been duly given when delivered in person, when received via overnight courier, when sent by facsimile (with written confirmation of transmission), or when posted by United States registered or certified mail, with postage prepaid, addressed as follows:

If to the Company:	Sterling Jewelers, Inc. 375 Ghent Road Akron, OH 44333 Attention: Laurel Krueger, SVP Legal Email: Laurel.Krueger@signetjewelers.com

With a copy to:	Sterling Jewelers Inc. 375 Ghent Road Akron, OH 44333 Attention: Michele Santana, Chief Financial Officer Email: Michele.santana@signetjewelers.com

With a copy to:	Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017 Attention: Maripat Alpuche, Esq. Facsimile: (212) 455-2502 Email: malpuche@stblaw.com

If to the Bank:	Comenity Bank One Righter Parkway, Suite 100 Wilmington, DE 19803 Attn: President

With a copy to:	Attn: Law Department 3100 Easton Square Place Columbus, Ohio 43219

19.13       Further Assurances.  The Company and the Bank agree to produce or execute such other documents or agreements as may be necessary or desirable for the execution and implementation of this Agreement and the consummation of the transactions specified herein and to take all such further action as the other Party may reasonably request in order to give evidence to the consummation of the transactions specified herein.

19.14       No Joint Venture.  For all purposes, including federal and state tax purposes, nothing contained in this Agreement shall be deemed or construed by the Parties or any third party to create the relationship of principal and agent, or a partnership, joint venture or any association between the Company and the Bank, and no act of either Party shall be deemed to create any such relationship.  The Company and the Bank each agree to such further actions as the other may request to evidence and affirm the non-existence of any such relationship.

19.15       Press Releases.  The Company, on the one hand, and the Bank, on the other hand, each shall obtain the prior written approval of the other Party with regard to the content, timing and distribution of (i) any press releases announcing the execution of this Agreement or the transactions specified herein and (ii) any subsequent press releases concerning this Agreement or the transactions specified herein.  The foregoing notwithstanding, it is understood that neither Party shall be required to obtain any prior consent, but shall consult with each other to the extent practicable, with regard to public disclosures required by Applicable Law or the applicable rules and regulations of any stock exchange.

19.16       (****)

19.17       Third Parties.  Except for the Indemnified Parties with respect to indemnity claims pursuant to Article XVIII, the Parties do not intend:  (i) the benefits of this Agreement to inure to any third party; or (ii) any rights, claims or causes of action against a Party to be created in favor of any Person or entity other than the other Party.

19.18       Force Majeure.  If performance of any service or obligation under this Agreement is prevented, restricted, delayed or interfered with by reason of labor disputes, strikes, acts of God, floods, lightning, severe weather, shortages of materials, rationing, utility or communication failures, earthquakes, war, revolution, civil commotion, acts of public enemies, blockade or embargo or any other act, which are beyond the reasonable control and foreseeability of a Party (each, a “Force Majeure Event” (it being understood that a change in Applicable Law shall not be deemed a Force Majeure Event), then such Party shall be excused from such performance to the extent of and during the period of such Force Majeure Event.  A Party excused from performance pursuant to this Section 19.18 shall give the other Party prompt written notice of the occurrence of such Force Majeure Event and shall exercise all reasonable efforts to continue to perform its obligations hereunder, including by implementing its disaster recovery and business continuity plan as provided in Section 7.2(b), and shall thereafter continue with reasonable due diligence and good faith to remedy its inability to so perform except that nothing herein shall obligate either Party to settle a strike or other labor dispute when it does not wish to do so.  To the extent that either party is unable to maintain continuity of the services through such Force Majeure Event, it will make commercially reasonable efforts to procure an alternate source of the services in order to fulfill its obligations hereunder at its own cost.

19.19       Entire Agreement.  This Agreement, the Purchase Agreement, the Employee Transfer Agreement (as defined in the Purchase Agreement), the Lease Agreement (as defined in the Purchase Agreement) and the Confidentiality Agreement, dated as of July 18, 2016, between Comenity LLC on behalf of its subsidiaries and other affiliates, and the Company, together with the Exhibits, Schedules and Annexes hereto and thereto, supersede any other agreement, whether written or oral, that may have been made or entered into by the Company and the Bank (or by any officer or employee of any such Parties) relating to the matters specified herein and therein, and constitute the entire agreement by the Parties related to the matters specified herein or therein.

19.20       Binding Effect.

(a)           This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

(b)           From the date hereof until the Effective Date, all information regarding the Company’s consumer Credit Card Program, including information regarding cardholders thereunder, shall be considered Confidential Information of the Company and only the following provisions of this Agreement shall be effective: Article I,  such provisions of Sections 2.1(b), 2.2(a), 3.1, 3.2, 4.5, 4.8, 5.6, 10.1(c), 7.4 as expressly require actions prior to the Effective Date, Sections 3.1 and 3.2 solely with respect to decisions that will be effective only after the Effective Date), Articles XIII, XIV, XV and XVI, Article XVIII and Article XIX.  All of the other provisions of this Agreement shall become effective as of the Effective Date.

19.21       Counterparts/Facsimiles.  This Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument, but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.  Any facsimile or PDF emailed version of an executed counterpart shall be deemed an original.

19.22       Survival.  Upon the expiration or termination of this Agreement, the Parties shall have the rights and remedies described herein.  Upon such expiration or termination, all obligations of the Parties under this Agreement shall cease, except that the obligations of the Parties pursuant to Article VI (Cardholder Information), Section 8.5 (The Bank’s Right to Charge Back), Article X (Intellectual Property), Article XII (Access and Audit), Article XIII (Confidentiality), Article XVII (Effects of Termination), Article XVIII (Indemnification), Section 19.1 (Precautionary Security Interest), Section 19.9 (Venue) and 19.10 (Governing Law) shall survive the expiration or termination of this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed as of the date first above written.

COMENITY BANK

By:	/s/ Michele Santana
Name: Michele Santana
Title: Chief Financial Officer

STERLING JEWELERS INC.

By:	/s/ John Marion
Name: John Marion
Title: President

[Signature Page to Program Agreement]

Schedules to Program Agreement

List of Schedules

Schedule 1.1(a)	Bank Licensed Marks
Schedule 1.1(b)	Company Licensed Marks
Schedule 1.1(c)	Comparable Partner Programs
Schedule 1.1(d)	Relevant Retail Programs
Schedule 1.1(e)	Integration Plan
Schedule 1.1(f)	Company Credit Cards
Schedule 2.1(a)	Prequalification Process
Schedule 3.2(b)	Composition of the Strategic Operating Committee, Integration Committee and Marketing Committee
Schedule 3.2(c)(ii)(J)	Initial Customer-Facing Third Party Service Providers
Schedule 3.2(c)(ii)(L)	Initial Customer-Facing Offshore Locations
Schedule 3.3	Managers and Program Team
Schedule 3.3(e)	Key Program Management Resources
Schedule 4.1	Initial Operating Procedures
Schedule 4.5(a)(v)	Certain Bank Program Materials
Schedule 4.6(a)	Creditworthiness Review Policies
Schedule 4.6(b)	Risk Management Policies
Schedule 4.6(d)	(****) and (****) for Risk Management Policies
Schedule 4.6(g)	Collections Policies
Schedule 4.6(h)	Additional Purchases / Ongoing Account Management
Schedule 4.7(a)	Cardholder Terms
Schedule 4.7(c)	Payment Plans
Schedule 4.8(a)(ii)(A)	Functionality of the Program Website
Schedule 4.8(a)(ii)(B)	Enhanced Functionality of the Program Website
Schedule 5.2(b)	Marketing Commitment
Schedule 5.6(d)	Additional Uses of Marketing Fund Prohibited to Company
Schedule 6.1(d)	Security Incident Costs and Expenses
Schedule 6.2(b)	Program Privacy Policy
Schedule 6.2(e)	Cardholder Data
Schedule 7.1(a)	Periodic Reports
Schedule 7.1(b)	Form of Monthly Settlement Sheet
Schedule 7.1(c)	Daily Reporting
Schedule 7.2	Non-SLA Servicing Standards
Schedule 7.2(h)	Initial Customer Service Centers
Schedule 7.2(i)	IVR Functionality
Schedule 7.3	SLAs
Schedule 7.4(b)(i)	Features and Functionality of Bank Systems
Schedule 7.4(b)(ii)	Upgrades to Features and Functionality of Bank Systems
Schedule 7.4(b)(iii)	Credit Data Feeds
Schedule 8.5	Chargeback Policies
Schedule 9.1	Company Compensation
Schedule 17.2(e)-1	Program Asset Purchase Available Data (Phase 1)
Schedule 17.2(e)-2	Program Asset Purchase Available Data (Phase 2)
Schedule 17.3	Assumptions for the Determination of Fair Market Value
Schedule C-1	Company Individuals with Knowledge
Schedule C-2	Bank Individuals with Knowledge

Schedule 1.1(a)

Bank Licensed Marks
Comenity Capital Bank
Comenity
Alliance Data
Comenity Servicing
Account Assure

2

Schedule 1.1(b)

Company Licensed Marks

MARK	REGISTRATION NUMBER (if applicable)
100 YEARS OF KISSES	App. No. 87008609
common law
BELDEN	Reg. No. 1505455 and 1546874
EVERY KISS BEGINS WITH KAY	Reg. No. 2602439
GOODMAN JEWELERS	common law
JARED	Reg. No. 3150413 and 3052726
JARED THE GALLERIA OF JEWELRY	Reg. No. 1872975
common law
JARED VAULT	Reg. No. 4964482
common law
JARED JEWELRY BOUTIQUE	Reg. No. 4963495
common law
J.B. ROBINSON	Reg. No. 1781330 and 1776882
KAY	Reg. No. 0748204
KAY JEWELERS	Reg. No. 2222703
common law
common law
KAY JEWELERS OUTLET	Reg. No. 3327324
common law

3

LEROY’S JEWELERS	common law
MARKS & MORGAN	Reg. No. 2065696
OSTERMAN JEWELERS	common law
ROGERS JEWELERS	common law
SHAW’S JEWELERS	common law
WEISFIELD	Reg. No. 0977026
WEISFIELD JEWELERS	Reg. No. 1465012
Reg. No. 1156307

Company Licensed Marks shall also include Trademarks of the Company’s regional brands that, prior to the date hereof, have been converted to any of the Company Licensed Marks listed in the table above.

4

Schedule 1.1(c)

Comparable Partner Programs

(****)	(****)
(****)	(****)
(****)	(****)
(****)	(****)
(****)	(****)
(****)	(****)
(****)	(****)
(****)	(****)
(****)	(****)

5

Schedule 1.1(d)

Relevant Retail Programs

(****)	(****)
(****)	(****)
(****)	(****)
(****)	(****)
(****)	(****)
(****)	(****)
(****)	(****)
(****)	(****)
(****)	(****)
(****)	(****)
(****)	(****)
(****)	(****)
(****)	(****)

6

Schedule 1.1(e)

Integration Plan

The Bank shall develop an Integration Plan to specify the tasks, timelines, responsibilities, dependencies, major milestones and deliverables to perform the functions and services necessary for the transition of the ownership, management and servicing of the Accounts from the Company to the Bank. The Bank shall consult with the Company in developing the Integration Plan, including by providing interim drafts thereof to the Integration Committee on a frequent periodic basis and by incorporating the reasonable comments of the Company’s representatives on such Committee on such Integration Plan and by submitting any disputes with respect to such comments to the Dispute resolution process set forth in Section 3.2(d)(ii)(D) of the Agreement; however primary responsibility for drafting the Integration Plan shall be borne by the Bank.  The Bank shall present the proposed final version of the Integration Plan to the Company within 30 days of the execution of this Agreement.  The final Integration Plan shall be subject to approval by the Company (which approval shall not be unreasonably withheld).  The Company and the Bank each agree to use good faith efforts to meet the timelines set forth below, and the Bank agrees that it shall not incorporate any provisions into the Integration Plan that shall impair the Parties’ respective abilities to meet such timelines.

Key Milestones:
•
Subject to satisfaction of the Launch Requirements (as hereinafter defined), the Effective Date will occur as described in the definition of Effective Date, and the Systems Conversion Date will occur on (****).

•	Completion of store rollouts by (****) pursuant to a staged rollout plan set forth in the Integration Plan
•	All transferred employees transitioned to Bank in accordance with the Employee Transfer Agreement
•	Re-issue new Credit Cards in conjunction with Peak Sales period promotional mailings as coordinated with the Company (****)

The Integration Plan will take into consideration and set forth each Party’s responsibility for implementing all necessary components of the transition required for (i) the achievement of the Effective Date and Systems Conversion Date in compliance with the requirements of the Agreement and (ii) operation of the Program following the Effective Date and the Systems Conversion Date in accordance with the requirements of the Agreement.  Without limiting the foregoing, the Integration Plan shall address all of the following elements, and such other elements not inconsistent therewith as the Integration Committee shall approve, in each case in a manner satisfying the requirements set forth in the table below.

Component	Description
Integration Team & Responsibilities
▪      The Integration Committee shall jointly develop and approve a project management protocol including a communication plan specific to meetings (which shall occur not less frequently than weekly), status reports, sponsor updates, meetings (technical and otherwise), etc.

Milestones/Priorities
▪      The Integration Plan shall identify the major milestones, priorities and successful testing that must be accomplished in order to effect the Effective Date, the Systems Conversion Date and certain post-Conversion Date activities including(****) It is the Parties’ mutual intent that each of the milestones listed below this table and identified as a Launch Requirement shall have been satisfied prior to the Effective Date.(****)

7

Component	Description
Timing
▪      The Integration Plan shall denote key dates for each major milestone of the Integration Plan considering the timetable referred to above, the Marketing Plan, seasonality of Company’s business, Systems freeze periods, etc.; provided that, any Systems freeze periods set forth in the Integration Plan shall be subject to modification by mutual agreement of the Parties.

Human Resources
▪      The Parties shall jointly formulate and implement a communication plan associated with any human resources aspects of the Integration Plan including the Bank’s obligations to employ the Company employees assigned to the Program consistent with the Purchase Agreement

Transition Risk Mitigation	▪ The Parties shall jointly identify and develop a mitigation plan for major risks associated with the Integration Plan (systems, data feeds, training, testing periods, etc.)
Customer Impact Analysis and Communication Plan
▪      The Parties shall jointly identify major implications for Cardholders and how the Integration Plan will mitigate risk to customers and Cardholders (e.g., any POS impact, etc.)
▪      The Parties shall jointly develop a comprehensive Cardholder communication plan (notifications, documentation, etc.)
▪      The Bank shall have prepared, and the Parties shall have approved in accordance with the Program Agreement, all Account Documentation and Cardholder communications to be used commencing on the Effective Date.

Store Impact Analysis and Communication Plan
▪      The Parties shall jointly identify major implications for Company stores and how the Integration Plan will mitigate risk to the stores (e.g., any POS impact, etc.)
▪      The Parties shall jointly develop a comprehensive communication plan for store associates (documentation, training, etc.)

Physical Premises
▪      The Bank and Company respectively shall, subject to and consistent with the terms of the Sublease, complete site improvements, and technology updates to transition the Leased Premises into a Bank customer service center site

8

Component	Description
Key Program Systems (Prequalification, Instant Credit Originations, Sale Authorization, Daily Settlement, System Conversion)
▪      Each Party shall have implemented and/or modified such of its Systems as are necessary to permit the origination, authorization and settlement of Company Credit Card transactions in compliance with the Agreement; (****).
▪      (****)
▪      Each Party shall have taken the actions required of it and necessary for completion of the Systems Conversion in compliance with the requirements of Section 7.4 of the Agreement such that the other Party shall be reasonably confident that the Systems Conversion shall be capable of being implemented in accordance with such Section (****) , in each case without undue disruption to the Parties’ operations.
▪      Each Party shall have given the other Party the opportunity to conduct such testing of the granting Party’s systems and procedures in relation to the Program as such other Party shall have reasonably requested.
▪      (****)
▪      The Parties shall have developed secure data protocols and a disaster recovery plan.

Information
▪      The Bank shall have taken such actions as shall have enabled it to commence delivery of information required to be delivered to the Company pursuant to Articles VI and VII of the Agreement in compliance with the terms thereof.

Launch Requirements:
The Parties agree that if the following features and functionalities have been tested by the Company and certified by the Bank as fully operational (such testing and certification of each feature or functionality the “Launch Requirements”), then each Party will deem the Program to be ready for Launch:

 (****)

9

Schedule 1.1(f)

Company Credit Cards

1.	Jared The Galleria of Jewelry

2.	Kay Jewelers

3.	Belden Jewelers

4.	Goodman Jewelers

5.	J.B. Robinson

6.	Leroy’s Jewelers

7.	Marks & Morgan

8.	Osterman Jewelers

9.	Rogers Jewelers

10.	Shaw’s Jewelers

11.	Weisfield Jewelers

10

Schedule 2.1(a)

Prequalification Process
The Bank shall:

1.	Enable its Systems to accept and process Prequalification Requests through (****).
2.	Provide for (****) will remain accessible through all Company Channels where Applications are accepted.

As a condition to submitting the Prequalification Request, prior to processing any Prequalification Request or Application,(****).  The Company will (*****).

Data gathered from the Shopper in connection with a Prequalification Request shall (*****)or as otherwise required (*****).  The Bank acknowledges that the data gathered in connection with a Prequalification Request (*****). If as a result of (*****).

Prior to the Bank’s processing of a Prequalification Request, the Bank will (*****)issued under the Secondary Program.  If the Company determines that (*****)Accounts and accounts under the Secondary Program which are (*****).  The Prequalification Request of all other Shoppers will be processed in accordance with the Agreement and the process described in this Schedule.

The information requested from the applicable Credit Reporting Agency will be used by the Bank solely to determine (i) the (****) and (ii) whether or not the (****).  A Shopper shall be deemed a (****) if any of the following conditions exist based on the information provided by the Shopper or in the credit report obtained by the Bank from the Credit Reporting Agency in connection with the processing of the Prequalification Request:

a.	Presence of an (****)
b.	Information in Prequalification Request or obtained from Credit Reporting Agency that (****)
c.	Information in Prequalification Request or obtained from Credit Reporting Agency indicating that (****)
d.	The information provided by the Shopper, (****) is (****)

Upon processing of the Prequalification Request, (****) will receive an invitation to apply to obtain (i) a Company Credit Card, (****) or (ii) a Credit Card pursuant to the Secondary Program in the case of Shoppers that (****).  The Shopper will also be provided with such information as is required by this Agreement or the Secondary Program agreement, as applicable, in connection with the submission of such application.

No adverse action notice will be provided by the Bank to any such Shopper that (****).  The Bank shall deliver an adverse action notice as required by Applicable Law (****).

In the event that a Shopper is offered an invitation to apply for a Credit Card pursuant to the Secondary Program, but instead wishes to apply for a Company Credit Card, that Shopper shall (****) That application shall be (****).

In the event that an Application is declined by the Bank , the Bank shall (****).

11

An illustration of the process for submitting and processing Prequalification Requests and Applications is summarized in the table below.
Pre-Qualification response	Action	Shopper agrees to move on to application phase	Action	Application Approved by the Bank	Action
(****)	(****)	(****) (****)	(****) (****)	(****) (****)	(****) (****)
(****)	(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****) (****)	(****) (****)	(****) (****) (****)	(****) (****) (****)

12

Schedule 3.2(b)

Composition of the Strategic Operating Committee, Integration Committee and Marketing Committee

Strategic Operating Committee

Company Designees

To be identified following the date of the Agreement.

Bank Designees

•	Chief Client Officer
•	VP, Client Partnerships
•	Director, Client Partnerships
•	VP/Director, Finance

Integration Committee

Company Designees

•	SVP, Finance Administration & Financial Services
•	Senior Vice President of In-House Credit Operations and Customer Care
•	VP, Payments
•	VP, Transformation Leadership Team

Bank Designees

•	Senior Sales Executive
•	Enterprise Delivery Advisor
•	Director, Project Management
•	Director, Client Partnerships

Marketing Committee

Company Designees

To be identified following the date of the Agreement.

Bank Designees

•	VP, Client Partnerships
•	Director Client Partnerships
•	Director Partnership Marketing

The Bank and the Company may each include subject matter experts in committee discussions as needed to assist with a particular issue.

13

Schedule 3.2(c)(ii)(J)

Initial Customer-Facing Third Party Service Providers

(****) Agencies:

(****)

Providers with Respect to (****)

(****)

Translation

(****)

14

Schedule 3.2(c)(ii)(L)

Initial Customer-Facing Offshore Locations

(****)

15

Schedule 3.3

Managers and Program Team

Company Manager

To be identified following the date of the Agreement.

Bank Manager

(****)

16

Schedule 3.3(e)

Key Program Management Resources

Function	Approximate Headcount
Client partnership and marketing	(****)

Field marketing	(****)

Field compliance	(****)

CRM and analytics	(****)

Risk	(****)

Compliance	(****)

17

Schedule 4.1

Initial Operating Procedures

In addition to the Bank Operating Procedures, the following procedures shall apply:

1.       Bank Systems Downtime, Pre-Qualification and Authorized Buyers.  (****)

2.       Telephone Consumer Protection Act.  Without limiting the Company’s right (****) , and the Company shall (****).  More specific procedures shall be mutually developed by the Parties and provided to the Company pursuant to the integration process and guidelines.

3.       Special Order Reserve.  Bank shall provide operational support for special orders (orders which have a delivery date in the future) whereby (****) , (****). The Company will ensure that Company Systems provide (****) Special order transactions will (****).  Notwithstanding the foregoing, the Company may (****) if the customer uses a form of tender other than a Company Credit Card.  (****) The Company may complete the sale through (****) , as agreed upon by the parties.

18

Schedule 4.5(a)(v)

Certain Bank Program Materials

Credit Card plastics

Credit Card carrier and envelope

Welcome kit

Billing statement

Billing envelope

Application

Credit Card Agreement

Real-Time Prescreen letterhead

All other Bank Program Materials that are customizable as set forth in the Specifications Book.

19

Schedule 4.6(a)

Creditworthiness Review Policies

•
The Bank shall not close or take adverse action with respect to the credit line of any non-delinquent Purchased Account in connection with the purchase or conversion thereof for (****) provided that, (****).

20

Schedule 4.6(b)

Risk Management Policies

Except as otherwise set forth in the Agreement, the initial Risk Management Policies shall be (****), provided that, notwithstanding anything to the contrary in such Bank risk management policies, (****) shall include the policies set forth below under “Account Origination”, “Account Management” and “Additional Purchases/Ongoing Account Management” and (****) set forth below under (****).

Account Origination

a.	Minimum new credit limit assignment (****)
b.	Ability to pay threshold (****)
c.	(****)
d.	(****)

Account Management

a.	Accounts shall be reviewed (****)
b.	Accounts receiving a (****)
c.	Adverse action (****)
d.	No Accounts will be denied access (****)
e.	(****)
f.	Cardholders whose (****)
g.	(****) on at least an annual basis

21

(****)

(****)

(****)

22

Schedule 4.6(d)

(****) and (****) for Risk Management Policies

(a)          Definitions applicable to this Schedule 4.6(d).

(****)

(****)

(****)

(****)

(****)

(****)

(****)

“Change in (****) Notice” has the meaning set forth in clause (e) below.

“(****) Grace Period” means the period commencing on the date the Change in (****) Notice delivered and ending (****) (****) (as such end date may be extended by mutual agreement of the Parties).

(****)

“(****)” shall mean (****) , as applicable.

(****)

(****)

(****)

(****)

“Retail Segment” shall mean each of (i) Jared The Galleria of Jewelry Stores (other than its online Company Channel), (ii) Kay Jewelers, regional stores, outlet stores and Kay off-mall stores in the aggregate (other than their online Company Channels) and (iii) online Company Channels for all brands operating under all Company Licensed Marks.

(****)

(****)

“Valid Application” shall mean a (****) Application submitted to the Bank after a determination by the Bank in accordance with Section 2.1(a) that the Applicant with respect thereto is a Program Eligible Applicant, excluding (i) (****) or (ii) any (****).  For clarity, any (****)

23

(b)          (****).

(i)            (****)

(A)          (****)

(****)

(B)          (****)

(****)

(C)          (****)

(****)

(ii)           (****)

(iii)          (****)

(iv)          (****)

24

(c)           (****)

(i)            Upon the occurrence of any (****) with respect to a particular (****) the Bank shall (****) for such calendar month.

(ii)           Upon the occurrence of any (****) , the Bank shall (****) to the Company from each such (****) for such calendar month.

(iii)          The (****) shall be (****).  In the event that, (****) the Bank issues any Company Credit Cards with (****) , the Bank (****).

(d)           (****).  In the event there is announced or implemented a (****) , other than a (****) , that will (****) , as the case may be, the Bank shall (****) the Parties shall agree upon such amendments to only those (****) set forth in such of (****).  In the event that the Parties shall (****). Notwithstanding anything to the contrary set forth in clause (e), (****) (i) each Party shall (****) of this clause (d), (****) , together with (****) as may be permitted or required pursuant to the provisions of (****) ; (ii) the (****) , without any amendments thereto; and (iii) the (****) in connection with such (****).  In the event that the (****) shall be applied retroactively from the date of (****) , and the Bank shall (****) ; provided, however, that no (****) has occurred.

(e)           (****) pursuant to clause (d) shall (****) in accordance with the provisions of (****).  Within (****) , each Party shall (****).

25

Schedule 4.6(g)

Collections Policies

The Collections Policies for the Program will be (****)

•	(****)

(****) Prior to the Effective Date, (****)

(****)

(****)

26

Schedule 4.6(h)

Additional Purchases / Ongoing Account Management

The Bank shall maintain credit lines on open accounts originated by Bank so as to ensure that any Cardholder wishing to make additional purchases on such an Account during (****) will have a (****) , provided that at no time during (****) did the Account (****).

27

Schedule 4.7(a)

Cardholder Terms

Element	Value
APR	(****)
Grace period	(****)
Late fee	(****)
Minimum finance charge	(****)
Returned Payment fee	(****)
Pay by Phone Fee	(****)
Late Fee Grace	(****)
Minimum Payment	(****)	(****)
	(****)	(****)
	(****)	(****)
Billing Method	(****)

*“xx” will be set to result in (****).

** (****).

28

Schedule 4.7(c)

Payment Plans

The Bank, at its expense, shall offer the following types of Account terms, collectively known as “Payment Plans” in accordance with the Agreement, except as described under merchant discount adjustments below:

All Payment Plans	(****)	(****)	(****)	(****) (****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)

(****)

Subject to the minimum purchase for the (****) the Bank agrees that (****). The Parties agree that (****) , provided that any such (****)

(****) adjustments

 (****)

At no time will the result of these calculations (****).

For purposes of this Schedule 4.7(c):

29

“Payment Plan Purchase” shall mean purchases which are subject to a Payment Plan; provided that, no purchase made under the “Regular Plan” shall be considered a “Payment Plan Purchase.”

EXAMPLE #1

(****)

EXAMPLE #2

(****)

30

Schedule 4.8(a)(ii)(A)

Functionality of the Program Website

Registration
•	Set Security Credentials
•	Paperless Enrollment
•	Mobile Digital Card Enrollment (access account/card from mobile phone)*
•	Secure 24 hour access on any device

Account Summary
•	Make a payment
•	View scheduled payments

Account Activity
•	View and Search Transactions
•	Electronic Statements (PDF)
•	View, Print and Download Statements
•	Email reminders

Rewards
•	Brands have the ability to provide online access to special offers, rewards and coupons*

Profile
•	Manage Profile/Personal Information
•	Manage Security Settings (user name and password)
•	Manage Checking Accounts for payments
•	Manage marketing emails*

Marketing/Offers
•	Statement Offers*
•	Purchases Bonuses (targeted 3rd party offers)*
•	Marketing Banners and Tiles*

Secure Message Center
•	Compose New Message
•	Submit Cardholder Service Requests
•	Two-way email with Cardholder Service Reps

Ecommerce Integration
•	Shopping cart integration (account number placed in cart for newly approved applications)*
•	Access Account Center from Brand Site*

* Dependent upon Company completing development and integration work on Company Systems that meet the Bank’s specifications

31

Schedule 4.8(a)(ii)(B)

Enhanced Functionality of the Program Website

1. The following enhanced functionality of the Program Website shall be implemented by the Bank (****):

Acquisition
•	Batch Prescreen Credit Offer Acceptance (pre-approved customers)
•	Referral bounty (track application referrals)
•	Auto Renewal Membership (club or membership fees)*

Registration
•	Remember Device
•	Dual log-in authentication (device recognition & password)

Account Summary
•	Edit or delete payments

Account Activity
•	Download Transactions (Excel)
•	Year-End Statements

Rewards
•	Rewards Summary (view current points and rewards)**
•	View/Search Rewards transactions**
•	Rewards catalog (redeem points via online catalog)**

Profile
•	Manage Authorized Buyers
•	Request Credit Limit Increase
•	Manage Mobile Preferences (enroll or unenroll in mobile digital card)*
•	Manage Bank’s debt cancellation feature

Secure Message Center
•	Order replacement cards
•	Send Attachments

Ecommerce Integration
•	Credit Application*
•	Cross Shopping (ability to shop at any brand with your account)*

Other
•	Update income
•	Request a credit line increase
•	Add an authorized user/manage authorized buyer

32

2. The following functionality of the Program Website shall be implemented by the Bank as soon as commercially practicable following request thereof by the Company provided that such functionality has been made available in any of the Comparable Partner Programs:

Profile
•	Manage autopayment capabilities

* Dependent upon Company completing development and integration work on Company Systems that meet Bank’s specifications

**Only available if Company uses Bank’s rewards platform

33

Schedule 5.2(b)

Marketing Commitment

The “Marketing Commitment” shall be (****) and (ii) thereafter an amount equal to (****) (****).

34

Schedule 5.6(d)

Additional Uses of Marketing Fund Prohibited to Company

Without limiting any other restrictions set forth in the Agreement on the Company’s right to use Marketing Fund or Marketing Commitment, the Company shall be prohibited from using the Marketing Fund or Marketing Commitment for the following purposes:

(****)

35

Schedule 6.1(d)

Security Incident Costs and Expenses

1.	Cost of (****).

2.	Cost of other (****).

3.	Cost of (****).

4.	Costs and expenses of (****).

(****) will not have to (****) unless the (****) after consulting with counsel and in light of customary industry practices (****) , that such actions are warranted in light of the (****).

36

Schedule 6.2(b)

Program Privacy Policy

FACTS	WHAT DOES COMENITY DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
- social security number and income
- account balances and payment history
- credit history and credit scores

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Comenity chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Comenity share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	Yes	Yes
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	Yes	Yes*

37

To limit our sharing
Call toll-free at [NUMBER]—our menu will prompt you through your choice(s).

Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Go to [WEBSITE] or call [NUMBER]

Who we are
Who is providing this notice?	This privacy notice is provided by the Comenity family of companies, including Comenity Bank and Comenity Capital Bank.
What we do
How does Comenity protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Comenity collect my personal information?
We collect your personal information, for example, when you:
•          open an account or provide account information
•          give us your income information
•          use your credit or show your driver’s license
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only:
•          sharing for affiliates’ everyday business purposes—information about your creditworthiness
•          affiliates from using your information to market to you
•          sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.

38

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
•          Our affiliates include companies with a Comenity name; financial companies such as Comenity Capital Bank and Comenity Bank, other Comenity entities; nonfinancial companies such as Epsilon, Alliance Data, and LoyaltyOne.

Non-affiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.
•          Nonaffiliates we share with can include financial service providers, retailers, direct marketers, publishers and nonprofit organizations.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Our joint marketing partners include lenders and insurance companies
Other important information

We also will comply with more restrictive state laws to the extent that they apply. For example, if your billing address is in Vermont or California, we will automatically opt you out of sharing your information with nonaffiliates for marketing purposes.

We will contact you regarding your account via text message or telephone, including the use of pre-recorded or auto-dialed calls on any cell, landline or text number you provide or use to contact us. Standard mobile, message, or data rates may apply.

39

Schedule 6.2(e)

Cardholder Data

The following represent a high level summary of master file elements:

(****)
(****)
(****)
(****)
(****)
(****)
(****)
(****)
(****)
(****)
(****)
(****)
(****)
(****)
(****)
(****)
(****)
(****)
(****)
(****)
(****)
(****)
(****)
(****)
(****)
(****)

40

Schedule 7.1(a)

Periodic Reports

All reporting shall commence as of the Effective Date, unless otherwise indicated herein.

Frequency	Name	Category	Description	Fiscal vs Calendar
(****) (****)	(****) (****)	(****)	(****)	(****)
		(****)	(****)	(****)
(****) (****)	(****) (****)	(****)	(****)	(****)
		(****)	(****)	(****)
		(****)	(****)	(****)

41

		(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****) (****)	(****) (****)	(****)	(****)	(****)
		(****)	(****)	(****)
(****) (****)	(****) (****)	(****)	(****) (****)	(****)
		(****)	(****)	(****)
		(****)	(****) (****)	(****)
		(****)	(****)	(****)
		(****)	(****) (****)	(****)
		(****)	(****) (****)	(****)
		(****)	(****)	(****)
(****)		(****)	(****)	(****)

42

(****) (****)	(****) (****)	(****)	(****)	(****)
		(****)	(****)	(****)
		(****)	(****)	(****)
		(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)

(****) reports shall be delivered within (****) of such period
(****)

43

Schedule 7.1(b)

Form of Monthly Settlement Sheet

Alliance Data Systems
Comenity Bank
Monthly Settlement Sheet
(****)	(****)	(****)
Statement to be delivered by (****)	(****)
Supporting Detail Documentation will be included with (****)
(****) the Bank will provide (****)

(****)
(****)
(****)
(****)		(****)

(****)		(****)

(****)		(****)

(****)

(****)		(****)

(****)		(****)

(****)		(****)

(****)	(****)	(****)

(****)	(****)	(****)
(****)
(****)	(****)
(****)	(****)
(****)	(****)
(****)	(****)

	(****)	(****)
(****)

44

Schedule 7.1(c)

Daily Reporting

In accordance with Section 7.1(c) of the Agreement, following the Effective Date, the Bank shall report to Company:

Field #	Description	Length	Format	Alliance Provided Data	Definition	Length	Population Rules
1	(****) (****)	(****)	(****)	(****)	(****) (****)	(****)	(****) (****)
2	(****) (****)	(****)	(****) (****)	(****)	(****) (****)	(****)	(****) (****)
3	(****) (****)	(****)	(****)	(****)	(****) (****)	(****)	(****) (****)
4	(****)	(****)	(****) (****)	(****)	(****) (****)	(****)	(****) (****)
5	(****)	(****)	(****)	(****)	(****)	(****)	(****) (****)

45

6	(****)	(****)	(****) (****)	(****)	(****) (****)	(****)	(****) (****)
7	(****)	(****)	(****) (****)	(****)	(****) (****)	(****)	(****) (****)
8	(****) (****)	(****)	(****)	(****)	(****) (****)	(****)	(****) (****)
				(****)	(****)	(****)
				(****)	(****) (****)	(****)
				(****)	(****) (****)	(****)
9	(****) (****)	(****)	(****)	(****)	(****) (****)	(****)	(****) (****)
10	(****) (****)	(****)	(****)	(****)	(****) (****)	(****)	(****) (****)

46

11	(****) (****)	(****)	(****) (****)	(****)	(****) (****)	(****)	(****) (****)
12	(****) (****)	(****)	(****)	(****)	(****)	(****)	(****) (****)
13	(****) (****)	(****)	(****)	(****)	(****) (****) (****) (****) (****) (****) (****) (****) (****)	(****)	(****) (****)

47

Schedule 7.2

Non-SLA Servicing Standards

Cardholder Service
Call Center Hours of Operation
Provide live telephone support for Cardholders from store or home from (****).  Call center will be open to support jewelry consultants on all holidays on which retail stores are open (currently 4th of July, Memorial Day, Labor Day, Thanksgiving and Easter Sunday)

Provide live telephone support for jewelry consultants (****).  Such services to be made available during such hours shall include the following to be made available telephonically (including all periods during which any Company System downtime or integration problems between Company Systems and Bank Systems prevent normal systemic processing): obtaining sale authorization codes and Account lookup. For clarity, the Prequalification Request process will not be supported by live telephone support; however, the Bank’s Instant Credit process will be supported by live telephone support.

Notwithstanding the above, the Company may provide the Bank with at least 30 days prior notice in order to offer extended hours periods from time to time; provided that any holiday schedules must be received by the Bank no later than October 31st.

(****)	(****) (****)
Call Blockage	No calls will be denied access to the switch due to inbound trunk capacity.
Spanish-Speaking Agents	Provide Spanish speaking Cardholder service agents at all times when live telephone service is available, and with the same service levels as afforded non-Spanish Speaking Agents
Disaster Recovery	Use commercially reasonable efforts to resume answering incoming calls promptly
Interactive Voice	Provide functionality set forth in Schedule 7.2(i).
Cardholder Surveys	Conduct ongoing post-call surveys to track overall satisfaction using a randomized selection of Cardholders
Payment Processing	(****) (****)
Dispute Resolution	Provide Cardholder dispute verification in accordance with Applicable Law

48

Address Changes	Address changes submitted by Cardholder call to call center shall be made in real-time
Large Purchase Authorization; Advance Authorization for Special Events	(****) (****)
Fee Waivers	(****)
Escalation Procedures	(****)

49

Schedule 7.2(h)

Initial Customer Service Centers

(****)

(****)

(****)

(****)

50

Schedule 7.2(i)

IVR Functionality
Cardholder Care IVR
(English – Natural Language Understanding (NLU) and Directed Dialogue speech recognition)
(Spanish – touchtone only)

•	Obtain general account information
o	Balance (current as of today and previous statement balance)
o	Available Credit
o	Credit Limit
o	Previous Statement Balance
•	Payment information
o	Due date
o	Amount Due
▪	Minimum due
▪	Total due
o	Last payment received
▪	Received date
▪	Payment amount
o	Make a payment and provide confirmation number
•	Recent Activity
o	Last 10 transactions
o	Activity since previous billing statement
•	Report card lost or stolen
•	Request additional card
•	Request a refund (paper check or ACH)
•	FAQs
o	Web help
o	Payment address
o	Written inquiry address
•	Make Account Changes (only available in NLU speech application)
o	Change mailing address
o	Change last name
o	Change or add phone number
o	Add authorized buyer
o	Obtain Cardholder income
•	Request a credit limit increase (will process and if applicable approve the requested limit)
•	Request Fax
o	Zero balance letter
o	Closed account confirmation letter
•	Account Center information sent via email or SMS text (only available in NLU speech application)
o	Send token ID for password resets
o	Send URL to Account Center login page
•	Close Account

51

•	Exit IVR (ability to get a live agent)
•	Route to Company, Secondary Program partner based on customer selection
•	Route to Secondary Program partner based on entry of account number*

Store Services IVR (Touchtone only)
•	Account Lookup
•	Obtain Sale Authorization
•	Process a voided sale
•	Phone for approval
•	Call center / decline POS message
•	Request additional card
•	Report card lost/stolen
•	Obtain Account summary information
•	Process Applications

Card Activation IVR (Touchtone only)
•	Activate a new card
•	Capture mobile phone number & consent

* (****)

52

Schedule 7.3

SLAs

SERVICE	SERVICES STANDARD MEASUREMENT AND REQUIREMENT (****) (****)
Cardholder and store Service
General Credit Cardholder Service	(****)
Abandoned Rate	(****)
Correspondence
(****)
Regular Mail	(****)
(****)
E-Mail	(****)
(****)
Transaction Posting
(****)
(****)
Card Issuance
New Cards	(****)
Card Replacements	(****)
Statement Production
Mailing	(****)
On-Line Availability	(****)
Prequalification Requests
Prequalification Requests**	(****)
(****)

53

Payment Processing
(****)
(****)
(****)
Technology and Systems
Program Website Uptime	(****)
Authorization processing	(****)
(****)
Application processing	(****)
(****)
Interactive Voice Response (IVR)	(****)

**  The Bank will (****) , and shall not (****).  If the Bank (****) in each of (****). If the Bank is (****).

Rules for Interpreting SLAs

•	Response time for Application related inquiries relates to those Applicants which Bank has approved or declined. Applications which (****) in the measurement of the SLAs.
•	Response times for authorization requests relate to those requests processed solely by Bank’s host. Authorization requests (****) in the measurement of the SLAs.
•	(****)
•	No SLA will be deemed (****) during such period.
•	Availability and uptime calculations shall exclude (****). In addition, the Bank shall (****) and/or the Program.
•	No SLA will (****) in compliance with the express provisions of this Agreement, the Risk Management Policies, the Collections Policies or the Operating Procedures or any (****).
•	In the event of a change in Applicable Law that would reasonably be expected to (****) the Parties shall agree (****) as to which such (****) prior to such change in Applicable Law.

Consequences for (****)
(****)

54

1.             With respect to any (****) , the following provisions shall apply:

(a)	If the Bank (****) , the Bank shall (****)

(b)	If the Bank experiences (****) , the Bank shall (****)

(c)	Upon the occurrence of (****) during the (****)

(d)	Upon the occurrence of (****) , the Company shall, (****)

2.             In the event the Bank (****) the consequence referred to in (****).  In the event the Bank (****) the consequence referred to in (****)

3.             With respect to all other SLAs on this Schedule 7.3 (****) , in the event (****) shall apply mutatis mutandis; provided, that (****).  For clarity, clause (d) shall not apply.

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Schedule 7.4(b)(i)

Features and Functionality of Bank Systems

The Bank shall be obligated to make available the following features and functionality.

Accounts Receivable System
1.	Billing
2.	Color Billing Statements production and distribution
3.	Inserts distribution
4.	Payments
5.	Settlement and Balancing
6.	Cardholder Service
7.	Address Maintenance
8.	Account Management
9.	Statement Mailer Sales and Returns, Debt Cancellation (billing)
10.	Credit Cards (plastic)
11.	Compliance, Credit Bureau reporting
12.	Disaster Recovery

New Accounts System
1.	Facilitate new Account applications
2.	Credit bureau interfaces
3.	Extract data from credit bureaus
4.	Provide immediate, timely response to all instant credit applications at POS*
5.	Assign new Account Numbers
6.	Immediate access to new accounts for Purchases across all Company channels*

Sale Authorization / Adaptive Control Risk
1.	Authorizations (including real time updates (including sales returns and payments) to open-to-buy)*
2.	Behavioral Scoring

Cardholder Marketing Database:
1.	Transmit agreed upon Cardholder Data*
2.	Transmit other agreed upon information*

Telecommunications, Cardholder Service through Telephone IVR (Interactive Voice Response):
1.	See description of IVR functionality in Schedule 7.2(i)

Testing:
1.	(****)
2.	(****)
3.	(****)

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Other Technology / Digital:
1.	Integration between the Company and Bank’s websites, mobile applications*
2.	Support In-Store Payments*
3.	On-line access to Applications and the capabilities to permit persons to complete and submit such Applications and receive application decisions in real-time on-line*
4.	Account number lookup, add a plan, and credit line increase requests by Cardholders (including by sales associates on behalf of a Cardholder in connection with a particular proposed Transaction)*
5.	On-line real-time Credit Card activation*
6.	Cardholder Access to Cardholder Account information, Billing Statements and unbilled Account activity
7.	On-line payments (at no additional cost or expense to the Cardholder or the Company) on the Accounts
8.
Email response to inquiries submitted via email by Cardholder to a designated Bank Program website email address(es) will indicate Secure Message Center in Bank Account Center as of the date of signing

9.	Support of joint signatories (Purchased Accounts only) and authorized users of Accounts

* Dependent upon Company completing development and integration work on Company Systems that meet Bank’s specifications; provided that, the Company shall not be required to make changes to POS other than those that (i) are consistent with the Zale POS system with respect to its capability of authorizing and settling Credit Card transactions (provided that the Company POS system is substantially similar to the Zale POS system) or (ii) are necessary to enable a functionality that is a part of the Program but not a part of the Zale card program (e.g., Prequalification Requests).

57

Schedule 7.4(b)(ii)

Upgrades to Features and Functionality of Bank Systems

The following functionality shall be implemented (****) to the extent requested (****) so long as such functionality has been made available (****).

(****)

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Schedule 7.4(b)(iii)

Credit Data Feeds

The Bank shall support the following credit data feeds.

(****)

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Schedule 8.5

Chargeback Policies

The Bank shall have the right to charge back to the Company the amount of the Charge Transaction Data paid by the Bank pursuant to Section 8.4 if with respect to the related Transaction the Cardholder refuses to pay the charge based on:

(****)

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Schedule 9.1

Company Compensation

Payments to Company and Other Program Funding

Element	Value	Description
(****)	(****)	(****)
(****)	(****)	(****)
(****)	(****)	(****)
(****)	(****)	(****)
(****)	(****)	(****) (****) (****) (****)
(****)	(****)	(****)

Compensation established pursuant to this Schedule 9.1 (other than the special payments set forth above) shall be based on (****)

For purposes of this Schedule 9.1, the following terms have the following meanings.

(****)

“Finance Charges” means, for any period, (****) less (****).

“Fees” means, for any period (****) less any (****).

“Gross Charge Offs” means total (****) including (****).

(****)

“Net Charge Offs” means the remainder of Gross Charge Offs on Accounts less (****).

(****)

(****)

“Recoveries” means (****)

“Sales Tax Recoveries” means all sales taxes actually recovered in accordance with Section 4.9 of the Agreement.

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Monthly Statement to Bank
(****)		(****)
I.	(****)	(****)

II.	(****)	(****)

III.	(****)	(****)

IV.	(****)	(****)

V.	(****)	(****)

VI.	(****)	(****)

(a)	(****)	(****)
(b)	(****)	(****)

VII.	(****)	(****)

VIII.	(****)	(****)

IX.	(****)	(****)

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Schedule 17.2(e)-1

Program Asset Purchase Available Data (Phase 1)

A.	Program Data Logistics

•	The Bank will provide Program data including (****).

•	The Bank will provide the Program data in an excel file (or customary data table format) when requested by the Company pursuant to the Agreement.

•	The Bank will provide detailed descriptions of (****) in relevant calculations (****).

•	In addition to the data outlined in this Schedule 17.2(e)-1, the Bank will provide the Company with (****).

B.	First Round RFP Data

At a minimum, the Bank shall provide the following categories of data consistent with the timeframe laid out above.  The Bank will provide the requested data below in electronic format in excel or other widely used data format.  The data shall be (****) The data shall be provided in (****).

i.	Portfolio P&L data

(****)

ii.	Portfolio data

(****)

iii.	(****) statistics: (****)

iv.	Current period balances by (****)

v.	Current period balances by (****)

vi.	(****) statistics by (****)

vii.	(****) statistics (****)

viii.	Summary portfolio data from (****)

(****)

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Schedule 17.2(e)-2

Program Asset Purchase Available Data (Phase 2)

A.	Program Data Logistics

•	The Bank will provide Program data including (****).

•	The Bank will provide the Program data in an excel file (or customary data table format) when requested by the Company pursuant to the Agreement.

•	The Bank will provide detailed descriptions of (****).

•	In addition to the data outlined in this Schedule 17.2(e)-2, the Bank will provide the Company with (****).

B.	Second Round RFP Data

At a minimum, the Bank shall provide the following categories of data consistent with the timeframe laid out above.  The Bank shall also provide such additional information reasonably requested by the Company and that is generally provided by other credit card issuers in RFPs of this nature.  The Bank will provide the requested data below in electronic format.  The data shall be (****).

i.	Distribution of total (****) (****):

•	(****)

ii.	Change in Terms history for (****);

iii.	Data to show performance of accounts by (****) ;

iv.	Breakdown of accounts/balances in (****);

v.	(****) ;

vi.	Number of applications by channel; and

vii.	Approval rates by channel.

C.	Master File Data:

At the Company’s request, the Bank shall provide a master file (****) The Bank will provide the prospective Nominated Purchaser(s) with the master file information with the Account level data and fields as requested by the Company with a copy of such data provided at the same time to the Company.  The Bank shall (****) The data will be provided in electronic format, and the data shall be monthly and (****). The master file will include, but not be limited to, the following types of information:

•	General Account information
(****)
•	Cardholder Behavior
(****)

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•	Account (****)
(****)

•	(****) information including:

(****)

In addition to the above, the Bank shall provide aggregated data for the portfolio by (****) and shall use commercially reasonable efforts to (****) , for each Account:

(****)

Provided, that in any case, (****) will (****)

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Schedule 17.3

Assumptions for the Determination of Fair Market Value

The appraiser shall be instructed to assume (****) and shall take into consideration, among other things, (****).  Each appraiser shall be given the following instructions for preparing their valuations:

(****)

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Schedule C-1

Company Individuals with Knowledge

Chief Financial Officer
Senior Vice President Credit Operations

67

Schedule C-2

Bank Individuals with Knowledge

Bank President
Chief Client Officer

68